UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22509

LoCorr Investment Trust
(Exact name of registrant as specified in charter)

687 Excelsior Blvd

Excelsior, MN 55331
(Address of principal executive offices) (Zip code)

CT Corporation System

1300 East Ninth Street

Cleveland, OH 44114
(Name and address of agent for service)

952.767.2920

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2022

Item 1. Reports to Stockholders.

(a)

Semi-Annual Report

June 30, 2022 (Unaudited)

LoCORR FUNDS

LoCorr Macro Strategies Fund

Class A (LFMAX), Class C (LFMCX), Class I (LFMIX)

LoCorr Long/Short Commodities Strategy Fund

Class A (LCSAX), Class C (LCSCX), Class I (LCSIX)

LoCorr Market Trend Fund

Class A (LOTAX), Class C (LOTCX), Class I (LOTIX)

LoCorr Dynamic Equity Fund

Class A (LEQAX), Class C (LEQCX), Class I (LEQIX)

LoCorr Spectrum Income Fund

Class A (LSPAX), Class C (LSPCX), Class I (LSPIX)

Shareholder Letter

Letter to Shareholders

LoCorr Funds seeks to provide investments that, over time, will have low correlation to traditional asset classes such as stocks and bonds. We believe that adding low correlating investments to a portfolio has the potential to significantly reduce overall portfolio risk while enhancing returns. Correlation measures the degree to which the returns of two investments move together over time. LoCorr offers products that provide the potential for positive returns in rising or falling markets and are designed to generate returns independent of traditional stock, bond and commodity investments. In this report, LoCorr Funds is reporting on five mutual funds: LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Market Trend Fund, LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund (collectively, the “Funds”).

LoCorr Macro Strategies Fund

The LoCorr Macro Strategies Fund (the “Fund”) seeks capital appreciation as its primary investment objective with managing volatility as a secondary objective. The Fund attempts to achieve its objective by investing in two main strategies – a Managed Futures Strategy and a Fixed Income Strategy.

The Fund employs four sub-advisers to manage the managed futures portion of the Fund:

●

Millburn Ridgefield (“Millburn”) manages a portfolio for the Fund that is similar to its Millburn Diversified Program which commenced operations in 1977. Millburn invests in a diversified portfolio of global futures contracts by employing a systematic, statistical learning-based, multi-factor approach.

●

Graham Capital Management (“Graham”) manages a portfolio for the Fund that is similar to its Tactical Trend strategy, a systematic medium- to long-term trend following program that commenced trading in 2006.

●

Revolution Capital Management (“Revolution”) manages a strategy for the Fund that is similar to its Alpha Program that has been available in a managed account program since 2007. Revolution employs a short-term pattern recognition strategy.

●

R. G. Niederhoffer Capital Management (“R. G. Niederhoffer”) manages a strategy for the Fund that is similar to its Smart Alpha Program which began trading in 1993 as part of a broader strategy and since 2018 as a stand-alone strategy. R.G. Niederhoffer employs a short-term oriented systematic behavioral bias capture approach.

Market Commentary

Entering 2022, market participants focused on soaring inflation and the ensuing action taken by the Federal Reserve (“Fed”) to combat surging prices. In the first half of 2022, the Consumer Price Index (“CPI”) reached +7.5%, its highest level since 1982. While wages rose at their fastest level in at least twenty years, it was still not enough to offset the rapid rise in inflation. As the year progressed, the market’s expectations regarding monetary policy evolved as it became increasingly evident the Fed was well behind the curve. The first 25 basis point interest rate hike was approved at the Fed’s March meeting, with the Committee indicating it would increase rates at each of the six remaining meetings this year and begin to reduce its balance sheet. Later in the period, The Fed’s posture turned even more hawkish, raising the federal funds rate by half a point in May and three-quarters of a point in June, the largest increase since 1994.

Coupled with domestic economic concerns, Russia’s invasion of Ukraine on February 24th would become one of the most dominant themes during the period. This unlawful invasion would upend the world order that has generally kept the peace in Europe since World War II and have far-reaching effects on financial markets. Strong condemnation and increasingly strict sanctions by the U.S. and its allies may cripple the Russian economy, but given Russia is a key producer of oil, natural gas, and wheat, has exacerbated an already difficult inflationary picture by causing many commodities to surge to new heights.

The aforementioned rising prices had a direct impact on the consumer’s wallet as household expenditures rose considerably year- over-year. Food-related costs increased over +10% and energy prices surged over +34% during the 12-month period ending June 2022. While many areas of the economy were expected to slow, the U.S. jobs market remained resilient as the unemployment rate held steady at 3.6%, a level not seen in the last 50 years. Additionally, the low levels of unemployment could remain strong as 11.3 million jobs in America remain vacant, according to the July Fed Economic Data report.

Equities

Stock prices across the globe sank sharply as the MSCI World Index declined -20.29% on a local currency basis while the S&P 500 dropped -19.96%, posting the worst first half since 1970. The CBOE Volatility Index, commonly referred to as the market’s fear gauge, topped out in March, up more than 100% from the beginning of the year as investors became increasingly jittery

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Shareholder Letter

in response to the growing humanitarian crisis in the Ukraine, skyrocketing inflation, and recessionary fears. Rising interest rates would pressure growth and high-valuation stocks while value and more defensive sectors along with commodity stocks would perform best.

Fixed Income

Global bond yields rose sharply as it became increasingly clear that the Fed and other central banks would aggressively raise rates in response to rising prices. The U.S. 10-year Treasury yield topped out at 3.49% in mid-June, before retreating and closing the semi-annual period slightly below 3%. Yields rose outside the U.S. as well with the German 10-year Bund climbing out of negative yielding territory to finish the period around +1.20%. Further, with the increasingly hawkish posture of the Fed forcing the short end of the curve higher while at the same time the risk of recession increased, the 2-year and 10-year yield curve briefly inverted at the end of March, before returning to upward sloping. This interest rate volatility continued, as the 2-year and 10-year yield curve inverted again in June. For the semi-annual period, the sell-off in bonds saw the Bloomberg U.S. Aggregate Bond Index decline -10.35%.

Commodities

The Bloomberg Commodity Index rose +18.44% in the first half of 2022 as commodity prices continued their recovery from the depths of the pandemic. However, this upward move did not come without volatility, as commodity prices fell -14.24% from 6/10/22 into the end of the period. A lack of investment in commodities over the past decade, coupled with surging demand following the pandemic shutdowns, has contributed to the massive surge in prices which was exacerbated by the Russian invasion of Ukraine. With Western Europe particularly reliant on Russian oil and natural gas, the largest gains were generally in the energy sector. After finishing 2021 near $79/barrel, Brent crude traded as high as $139 in early March, its highest level since July 2008. In agricultural markets, wheat prices rocketed higher as the Ukraine and Russia account for approximately a third of global wheat exports. Metal prices also moved higher though generally lagged other commodities with the exception of nickel which moved sharply higher. Metal prices were volatile as market participants balanced supply scarcity and China’s Zero-Covid policy-sparked lockdowns in the country which in turn curbed demand for industrial metals.

Foreign Currency

In currency markets, the U.S. Dollar (“USD”) appreciated against a basket of major currencies, rising over +8% versus the Euro and over +17% versus the Yen through the first six months of 2022. We attribute the strength in the USD to be related to high inflation, strong relative economic data, and the Fed’s increasingly aggressive posture along with a general flight to safety.

Fund Performance Summary

For the semi-annual period ended June 30, 2022, the Fund returned +15.72% versus +0.17% for the ICE BofAML 3 Month U.S. Treasury Note Index. The Fund outpaced the +8.18% return for the Barclay CTA Index during the period. Given the sell-off in stocks and bonds during the period, we were pleased with the Fund’s positive absolute returns which provided valuable diversification for investors. Trading in fixed income, energy and currencies were the largest contributors to the Fund’s returns while metals trading was unprofitable.

Performance of the sub-advisers was mixed. While all four sub-advisers managing the Managed Futures Strategy had positive returns, the largest contribution was from Graham’s systematic medium- to long-term trend following strategy. While Millburn’s statistical learning-based, multi-factor strategy lagged traditional trend followers, it provided beneficial diversification at times during the first half of 2022. The Fund’s short-term oriented strategies contributed, with R.G. Niederhoffer outperforming Revolution during the period as choppy markets provided a better trading environment. Overall, the Fund’s combination of differentiated trading styles and strategies that tend to zig and zag at different times has contributed to its strong returns and less volatile returns than most peers.

The allocations to each sub-adviser in the Managed Futures Strategy at the end of the period were as follows:

●	Millburn Ridgefield: 37.5%

●	Graham Capital Management: 37.5%

●	Revolution Capital Management: 15.0%

●	R.G. Niederhoffer Capital Management: 10.0%

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Shareholder Letter

Managed Futures Strategy

Equity Indices

Trading in equity indices was a moderate contributor to performance during the period as all the Fund’s trading styles were in positive territory. Overall, net equity exposure was generally short in varying sizes which benefitted from the sell-off in stocks. While all major markets outside the US were slightly positive, the DAX contributed most to Fund performance. Equity exposure at quarter end was marginally short across the board, with a focus in Asia and Europe.

Commodities

Persistent long energy exposure throughout the period benefitted from the continued upward move in the price of oil and oil-related commodities. The largest gains in energy trading were from long Brent Crude and heating oil positions. In agricultural markets, the spike in grain prices led to significant gains from long corn and soybeans positions. Trading in metals was more mixed with gains in base metals, notably aluminum, largely offset by losses in precious metals, primarily gold. As volatility in the commodity markets soared during the quarter, the Fund’s sub-advisers reduced exposure accordingly. The Fund ended the period with long positions in energy, agriculture, and short positions in both precious and base metals.

Fixed Income

The Fund’s sub-advisers capitalized on the strong downward trends in global fixed income prices where the largest gains stemmed from trading in U.S. bond markets. While the Fund held a consistent short position since early January, the managers reduced this to a modest net short at the end of the period, notwithstanding U.S. markets, which moved modestly long during the last week of June. Gains from short U.S. Treasuries were attributable to the 5- and 10-Year notes as increased volatility proved beneficial for the managers to take advantage of. Mixed exposure in Europe was a modest contributor as range-bound markets towards the latter half of the semi-annual period proved more difficult for the Fund’s managers to trade as they offered limited opportunities. Additionally, trading in Asian and Canadian markets was a slight contributor to Fund performance.

Foreign Currencies

Currency trading was profitable in the first six months of 2022 led by short positions in Asia and Europe. The largest gain was from a short position in the Japanese Yen which weakened versus the USD. Positive performance in European currencies was led by short exposure to the British Pound and Euro as inflation, coupled with mounting recession fears, boosted the greenback against the Pound. Overall, foreign currency exposure finished the period short versus the USD.

Outlook

We believe allocators should increasingly challenge the 60% equity / 40% fixed income status quo when it comes to their investment portfolios. In our view, the outlook for bonds remains murky as we experience significantly differentiated economic conditions from recent history. Thus, we continue to believe fixed income investments have limited upside and will struggle to provide the kind of returns and diversification investors have enjoyed in the past. Thus far in 2022, the bond market reflects this sentiment as the Barclay’s U.S. Aggregate Bond Index declined -10.35% in the first half of the year. We believe allocators would be well served to consider the usage of alternative diversifying strategies, including managed futures, to help achieve their diversification goals.

Overall, we remain highly confident in the outlook for the Fund. We believe its differentiated high conviction, multi-manager structure will continue to help the Fund navigate markets in a smoother and less volatile fashion than peers, while providing the potential for strong risk-adjusted returns, downside protection during bouts of equity market volatility, and low correlation to stocks and bonds.

Fixed Income Strategy

The Fund invests most of its remaining assets in a Fixed Income Strategy comprised of high quality, short to intermediate term investment grade corporate and government agency securities managed by Nuveen Asset Management (“Nuveen”). During the period, LoCorr reduced its allocation to the fixed income portfolio in expectations of a difficult bond market.

The Fixed Income Strategy of the Fund is managed against the Barclays 1-5 Government Credit Index. Returns for the fixed income portion of the portfolio were -3.07% compared to -4.55% for the benchmark in the first half of 2022. Nuveen maintained its underweight duration position during the period as inflation and growth concerns intensified. As such, duration positioning had a positive impact on relative performance versus the respective benchmark as interest rates rose rapidly. The

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Shareholder Letter

duration of the fixed income component of the fund was managed between 1.5 and 1.8 years during the period compared to about 2.6 years for the benchmark. Nuveen allocated between 24-27% in investment grade corporate bonds and 25-30% in high quality, short duration securitized sectors. Nuveen’s portfolio maintained broad corporate bond diversification with an overweight to financials. Given that spreads for non-government securities widened the sector strategy was a detractor to investment returns during the reporting period.

LoCorr Long/Short Commodities Strategy Fund

The LoCorr Long/Short Commodities Strategy Fund (the “Long/Short Commodities Fund” or the “Fund”) provides investors with access to a commodities futures strategy in a mutual fund structure. Historically, investors have primarily accessed exposure to long-only commodities which rely on rising commodity prices to generate positive returns. Of course, commodity prices do not always appreciate and occasionally experience sharp declines, as was seen in 2020, 2018, 2014/2015 and 2008. The Long/Short Commodities Fund has the potential to profit while commodity prices increase or decrease which differentiates it from most commodity-oriented mutual funds. The Fund’s primary investment objective is capital appreciation in rising and falling commodities markets. The Fund attempts to achieve its investment objective by investing in two primary strategies – a Commodities Strategy and a Fixed Income Strategy.

The Fund accesses the returns of:

●

ARCOM Capital (“ARCOM”), which began trading in 2015. ARCOM is led by Alastair Riach, who has over 30 years of experience trading commodities, and manages a discretionary natural gas specialist strategy that trades primarily relative value.

●

East X was founded in 2017 and manages a strategy that traces its roots back to 2014. East Alpha manages a systematic approach that combines fundamental insights gleaned from discretionary traders with pattern recognition technique in a rigorous systematic framework. The portfolio will hold long/short directional, relative value (inter-market), and structural (calendar spread) positions.

●

First Quadrant’s Commodities Long/Short strategy (“First Quadrant”), which began trading in 2010. FQ employs a systematic long/short directional strategy that attempts to capture commercial market participant behavior across 20+ commodity markets.

●

J E Moody & Company Commodity Relative Value Program (“JEM CRV”), which began trading in 2006. JEM CRV employs a market neutral, systematic trading strategy that invests in relative value calendar spread positions across 20+ commodity markets.

●

Millburn Ridgefield is the successor firm to an organization that was established in 1971. The firm began trading dedicated long/short commodity programs beginning in 2005. Millburn employs a systematic trading strategy that takes primarily outright long/short and relative value spread positions across 40+ commodity markets.

●

CoreCommodity began trading the current strategy in 2017 but traces its roots back to the firm’s inception in 2003. CoreCommodity manages a discretionary approach based on a microeconomic analysis centered on four dimensions; quantitative, fundamental, market dynamics, and manager discretion. The portfolio will hold long/short directional, relative value (inter-market), and structural (calendar spread) positions.

●

Valent Asset Management was founded in 2019 and manages a dedicated metals strategy that combines discretionary views with the use of sophisticated quantitative tools. The lead portfolio manager has traded metals at other firms since 2007.

Market Commentary

Entering 2022, market participants focused on soaring inflation and the ensuing action taken by the Federal Reserve (“Fed”) to combat surging prices. In the first half of 2022, the Consumer Price Index (“CPI”) reached +7.5%, its highest level since 1982. While wages rose at their fastest level in at least twenty years, it was still not enough to offset the rapid rise in inflation. As the year progressed, the market’s expectations regarding monetary policy evolved as it became increasingly evident the Fed was well behind the curve. The first 25 basis point interest rate hike was approved at the Fed’s March meeting, with the Committee indicating it would increase rates at each of the six remaining meetings this year and begin to reduce its balance sheet. Later in the period, The Fed’s posture turned even more hawkish, raising the federal funds rate by half a point in May and three-quarters of a point in June, the largest increase since 1994.

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Shareholder Letter

Coupled with domestic economic concerns, Russia’s invasion of Ukraine on February 24th would become one of the most dominant themes during the period. This unlawful invasion would upend the world order that has generally kept the peace in Europe since World War II and have far-reaching effects on financial markets. Strong condemnation and increasingly strict sanctions by the U.S. and its allies may cripple the Russian economy, but given Russia is a key producer of oil, natural gas, and wheat, has exacerbated an already difficult inflationary picture by causing many commodities to surge to new heights.

The aforementioned rising prices had a direct impact on the consumer’s wallet as household expenditures rose considerably year-over-year. Food-related costs increased over +10% and energy prices surged over +34% during the 12-month period ending June 2022. While many areas of the economy were expected to slow, the U.S. jobs market remained resilient as the unemployment rate held steady at 3.6%, a level not seen in the last 50 years. Additionally, the low levels of unemployment could remain strong as 11.3 million jobs in America remain vacant, according to the July Fed Economic Data report.

The Bloomberg Commodity Index increased over +18% during the semi-annual period. We attribute the upward movement to tight commodity markets caused by the post-COVID recovery in demand and overall lack of capital investment over the past decade. These conditions were exacerbated by disruptions and reduced supplies stemming from Russia’s invasion of Ukraine. The strength in commodities did not persist through the entire period as the Index declined approximately -6% in the second quarter as many commodities began moving lower on fears over faltering economic growth. During the period overall, energy commodities surged higher while metal markets finished lower. Agricultural commodities moved higher, albeit not at the same pace as energy markets.

Energy prices rocketed higher during the semi-annual period with the S&P GSCI Energy Index climbing +63.5%. Petroleum, as measured by West Texas Intermediate (“WTI”) crude oil, moved from approximately $77/barrel at the end of 2021 to as high as $130/barrel during the first half of 2022 and closing June at $108/barrel. With demand outpacing supply and low global inventories, an already tight oil market was exacerbated by supply disruptions caused sanctions placed against Russia in retaliation for their invasion of Ukraine. With Europe having become increasingly reliant on Russian natural gas for its power needs, concerns over reduced Russian shipments to Europe were compounded by a devastating heat wave. These conditions caused natural gas and power prices In Europe to explode higher. Russia would eventually weaponize its natural gas, slashing gas deliveries through its largest pipeline into Europe, Nord Stream I. European natural gas prices, as measured by the ICE Dutch TTF contract, would reach an all-time high and finish June approximately 7x higher than one year ago. While the movement in U.S. natural gas reached their highest level since 2008, though the magnitude of the move paled in comparison to European prices. In the U.S., the higher prices were attributable to hot weather and increasing LNG shipments to Europe, though the latter was impacted by the shutdown at Freeport, a major LNG export facility, due to damage sustained from a fire.

While base metal prices got off to a strong start in 2022, concerns regarding weakening global economic growth and the impact from China’s Zero-COVID lockdowns would cause prices to decline overall for the period. In the first quarter, however, nickel prices would skyrocket over +55% on strong fundamentals and a short squeeze, the latter of which caused the London Metal Exchange to halt trading for approximately a week. Copper and aluminum prices also rose in the first quarter before losing steam and finishing the semi-annual period lower. Precious metal prices moved lower as gold failed to act as an inflation hedge while silver and platinum prices also declined.

Agricultural markets would broadly move higher as strength in the first quarter was enough to offset weakness later in the period. Grain markets generally moved higher as disruptions from Russia’s invasion of Ukraine, a major grain producer, caused global shortages which were further exacerbated by hot and dry weather. Wheat prices surged past record highs set in 2008. Soybean prices would also hit a record high in June, reaching approximately $18/bushel. Soft markets were little changed in aggregate while livestock prices were mixed. Lean hog prices would move sharply higher in the first quarter due to lower supply, reaching a record high before softening in in April/May due to economic slowdown fears and reduced consumption in China due to its lockdown.

Fund Performance Summary

The Fund’s Class I share gained +4.38% during the semi-annual period ended June 30, 2022, versus the +18.44% return for the Bloomberg Commodity Total Return Index (“Index”) and the +0.17% gain for the ICE BofAML T-Bill Index. Despite the upward surge in commodity prices during the period, there were two sharp selloffs in the broader long-only commodity index. In March, the Index declined -9.01% from March 9th to March 16th and more recently sold-off -18.83% from June 10th to July 6th. During these two periods, the Fund fared considerably better, declining -1.31% and -0.80% respectively.

While the Fund did not keep pace with the tremendous move in commodities overall in the period, it had a positive total return and exhibited significantly lower volatility during bouts of commodity weakness which is consistent with our expectations for the Fund. We expect it to participate in strong upward moving commodity prices, however, due to the Funds long/short philosophy, we wouldn’t expect it to fully keep pace. We also expect the Fund to exhibit lower volatility and drawdowns than the Index while providing valuable diversification for investors.

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Shareholder Letter

Trading in energy was the largest contributor during the semi-annual period while agricultural commodities were modestly profitable. The metals sector was not a significant return driver.

Energy

Energy trading was profitable during the period as the underlying managers were able to capitalize on surging prices in the oil complex. The Fund’s exposure was consistently long biased in both the first and second quarters, though the size of the exposure fell as the period progressed which proved beneficial in June when oil price retreated sharply. Overall, trading in both directional and relative value strategies were profitable. By market, the largest winners for the Fund included Brent crude and Reformulated Blendstock for Oxygenate Blending (“RBOB”) gasoline which benefitted from both long positioning and profitable calendar spread trading. Other winners included London gas oil, natural gas, and power markets. Energy exposure remained long at the end of June, though considerably reduced from earlier in the period.

Agricultural

Trading in agricultural commodities was profitable as gains from positions in grain markets were only partially offset by slight losses in softs and livestock. Corn was the largest winner in the grain markets, benefitting from a long bias though calendar spread positions, which accounted for the bulk of the profits, particularly in the first quarter. Small losses in livestock were primarily attributable to trading in hogs. In softs, gains from long cotton positions were more than offset by losses from sugar and cocoa markets. At the end of the period, grain exposure had shifted short while softs and livestock were slightly long.

Metals

In metals trading, gains during the first quarter were offset by losses in the second. In base metals trading, a long nickel position in the first quarter was profitable as prices moved higher on strong fundamentals and then exploded higher in March due to a short squeeze. These gains were partially offset by unprofitable long positions in aluminum and copper. In precious metals trading, mixed positioning in gold produced losses while directional and calendar spread trading in palladium and silver was also unprofitable. The Fund finished the period with long precious metal and short base metal exposure.

Outlook

We believe allocators should increasingly challenge the 60% equity / 40% fixed income status quo when it comes to their investment portfolios. In our view, the outlook for bonds remains murky as we experience significantly differentiated economic conditions from recent history. Thus, we continue to believe fixed income investments have limited upside and will struggle to provide the kind of returns and diversification investors have enjoyed in the past. Thus far in 2022, the bond market reflects this sentiment as the Barclay’s U.S. Aggregate Bond Index declined -10.35% in the first half of the year.

The semi-annual period provided a good reminder of the volatility that commodities can exhibit. While overall the broader commodity complex had a strong first half of the year, the selloffs in March and June were sudden and violent. Over time these types of swings may challenge investor fortitude, despite what we believe to be a favorable long-term backdrop as a result of the massive capital underinvestment over the past decade or so and ever-increasing demand. We believe a long/short approach that offers the potential to benefit from either upward or downward price movements can take advantage of this volatility.

Overall, we remain highly confident in the outlook for the Fund. We believe the Fund may be highly attractive to investors seeking uncorrelated solutions to most investment strategies and asset classes, or for investors seeking alternatives in the commodity market. The underlying managers in the Fund can take both long and short directional positions (benefit from commodities moving up or down), as well as relative value positions (calendar, geographic, and inter-market spreads) to capture this diverse and robust set of opportunities over time, making it a potentially ideal solution regardless of the market environment for commodities. Finally, the Fund’s multi-manager approach has the potential to smooth the ride for investors as the underlying managers tend to perform independently of each other over time which may help reduce volatility and limit drawdowns.

Fixed Income Strategy

The Fund invests most of its remaining assets in a Fixed Income Strategy comprised of high quality, short to intermediate term investment grade corporate and government agency securities managed by Nuveen Asset Management (“Nuveen”). During the period, LoCorr reduced its allocation to the fixed income portfolio in expectations of a difficult bond market.

The fixed income component of the Fund is managed against the Barclays 1-5 Government Credit Index. Returns for the fixed income portion of the portfolio were -3.13% compared to -4.55% for the benchmark in the first half of 2022. Nuveen maintained its underweight duration position during the period as inflation and growth concerns intensified. As such, duration positioning had a positive impact on relative performance versus the respective benchmark as interest rates rose rapidly. The

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Shareholder Letter

duration of the fixed income component of Nuveen’s portfolio was managed between 1.5 and 1.8 years during the period compared to about 2.6 years for the benchmark. Nuveen’s portfolio was between 24-27% in investment grade corporate bonds and 25-30% in high quality, short duration securitized sectors. Nuveen’s portfolio maintained broad corporate bond diversification with an overweight to financials. Given that spreads for non-government securities widened the sector strategy was a detractor to investment returns during the reporting period.

LoCorr Market Trend Fund

The LoCorr Market Trend Fund (the “Market Trend Fund” or the “Fund”) was created to provide investors with access to a trend following futures strategy managed by one of the leading managers in this space—Graham Capital Management. Graham was founded in 1994 and manages approximately $18 billion in assets. The Market Trend Strategy is managed similarly to Graham’s Tactical Trend program, a systematic medium- to long-term trend following strategy that commenced trading in 2006. The Fund seeks capital appreciation as its primary investment objective with managing volatility as a secondary objective. The Fund attempts to achieve its objective by investing in two main strategies – a Market Trend Strategy and a Fixed Income Strategy.

Market Commentary

Entering 2022, market participants focused on soaring inflation and the ensuing action taken by the Federal Reserve (“Fed”) to combat surging prices. In the first half of 2022, the Consumer Price Index (“CPI”) reached +7.5%, its highest level since 1982. While wages rose at their fastest level in at least twenty years, it was still not enough to offset the rapid rise in inflation. As the year progressed, the market’s expectations regarding monetary policy evolved as it became increasingly evident the Fed was well behind the curve. The first 25 basis point interest rate hike was approved at the Fed’s March meeting, with the Committee indicating it would increase rates at each of the six remaining meetings this year and begin to reduce its balance sheet. Later in the period, The Fed’s posture turned even more hawkish, raising the federal funds rate by half a point in May and three-quarters of a point in June, the largest increase since 1994.

Coupled with domestic economic concerns, Russia’s invasion of Ukraine on February 24th would become one of the most dominant themes during the period. This unlawful invasion would upend the world order that has generally kept the peace in Europe since World War II and have far-reaching effects on financial markets. Strong condemnation and increasingly strict sanctions by the U.S. and its allies may cripple the Russian economy, but given Russia is a key producer of oil, natural gas, and wheat, has exacerbated an already difficult inflationary picture by causing many commodities to surge to new heights.

The aforementioned rising prices had a direct impact on the consumer’s wallet as household expenditures rose considerably year- over-year. Food-related costs increased over +10% and energy prices surged over +34% during the 12-month period ending June 2022. While many areas of the economy were expected to slow, the U.S. jobs market remained resilient as the unemployment rate held steady at 3.6%, a level not seen in the last 50 years. Additionally, the low levels of unemployment could remain strong as 11.3 million jobs in America remain vacant, according to the July Fed Economic Data report.

Fund Performance Commentary

The Fund’s Class I shares gained +34.06% during the semi-annual period ended June 30,2022, versus the +0.17% return for the ICE BofAML T-Bill Index. We were pleased to see the Fund not only protect capital but realize gains during a volatile period for both equities and fixed income. This was particularly evident from 1/4/22 – 6/16/22 when the S&P 500 corrected by -22.99% while the Fund gained +38.93%. The Fund benefitted from a continuation of the favorable environment for trend following, evidenced by the +28.97% return for the SG Trend Index. Favorable trending activity in global commodity, fixed income, and currency markets drove the Fund’s positive returns. Equity trading, while positive, was not a significant contributor to performance.

Market Trend Strategy

Commodities

Persistent long energy exposure throughout the period benefitted from the continued upward move in the price of oil and oil-related commodities. The largest gains in energy trading were from long Brent Crude and heating oil positions. In agricultural markets, the spike in grain prices led to significant gains from long corn and wheat positions. Trading in metals was more mixed with gains in aluminum largely offset by losses in copper. As volatility in the commodity markets soared during the quarter, the Fund’s sub-adviser, Graham, reduced exposure accordingly. The Fund ended the period with long positions in energy, agriculture, and precious metals while positioning in base metals finished modestly short.

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Shareholder Letter

Equity Indices

Trading in equity indices was a moderate contributor to performance during the period as heighted volatility and relatively choppy markets kept position sizes small. Overall, net equity exposure was short in varying sizes and benefitted from the sell-off in stocks. While all major markets outside the US were slightly positive, the Russell 2000 contributed most to Fund performance, while the NASDAQ detracted. Equity exposure at the end of the period was marginally short across the board, with a focus in the US.

Foreign Currencies

Currency trading was profitable in the first six months of 2022 led by short positions in Asia and Europe. The largest gain was from a short position in the Japanese Yen which weakened versus the USD. Positive performance in European currencies was led by short exposure to the British Pound and Euro as inflation, coupled with mounting recession fears, boosted the greenback. Overall, foreign currency exposure finished the period short versus the USD.

Fixed Income

Graham capitalized on the strong downward trends in global fixed income prices where the largest gains stemmed from trading in European bond markets. The Fund held a consistent short position since early January, however, the manager moderated this short at the end of the semi-annual period ended June 30, 2022. Gains from short European positioning were attributable to the BOBL and Bund as the downward trend strengthened providing a beneficial environment for the manager to take advantage of. Short exposure in the US and Asia was a modest contributor as range-bound markets towards the latter half of the semi-annual period proved more difficult for the Fund’s manager to trade as they offered limited opportunities.

Outlook

We believe allocators should increasingly challenge the 60% equity / 40% fixed income status quo when it comes to their investment portfolios. In our view, the outlook for bonds remains murky as we experience significantly differentiated economic conditions from recent history. Thus, we continue to believe fixed income investments have limited upside and will struggle to provide the kind of returns and diversification investors have enjoyed in the past. Thus far in 2022, the bond market reflects this sentiment as the Barclay’s U.S. Aggregate Bond Index declined -10.35% in the first half of the year. We believe allocators would be well served to consider the usage of alternative diversifying strategies, including managed futures, to help achieve their diversification goals.

We have been pleased to see a robust environment for trending activity since the end of 2018, which has provided a nice tailwind for the Fund. We believe the outlook remains favorable for trend followers as the potential for continued inflationary pressure could create a favorable environment for persistent directional price movement across commodities, fixed income, and currency markets. LoCorr continues to believe that Graham Capital is one of the premiere trend followers and we remain highly confident in the potential for the Fund to help diversify investor portfolios and protect capital during periods of market stress.

Fixed Income Strategy

The Fund invests most of its remaining assets in a Fixed Income Strategy comprised of high quality, short to intermediate term investment grade corporate and government agency securities managed by Nuveen Asset Management (“Nuveen”).

The fixed income component of the Fund is managed against the Barclays 1-5 Government Credit Index. Returns for the fixed income portion of the portfolio were -3.02% compared to -4.55% for the benchmark in the first half of 2022. Nuveen maintained its underweight duration position during the period as inflation and growth concerns intensified. As such, duration positioning had a positive impact on relative performance versus the respective benchmark as interest rates rose rapidly. The duration of the fixed income component of Nuveen’s portfolio was managed between 1.5 and 1.8 years during the period compared to about 2.6 years for the benchmark. Nuveen’s portfolio allocated between 24-27% in investment grade corporate bonds and 25-30% in high quality, short duration securitized sectors. Nuveen’s portfolio maintained broad corporate bond diversification with an overweight to financials. Given that spreads for non-government securities widened, the sector strategy was a detractor to investment returns during the reporting period.

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Shareholder Letter

LoCorr Dynamic Equity Fund

The LoCorr Dynamic Equity Fund (the “Fund”) seeks long-term capital appreciation with reduced volatility compared to traditional broad-based equity market indices as a secondary objective. Consistent with the “low correlation” our LoCorr Fund family seeks, long/short equity funds have the ability to provide positive returns when equity markets are rising, yet they offer the potential for downside protection when equity prices are falling.

After a review of the Fund’s underlying managers, a decision was made to add Millrace Asset Group as a sub-advisor and retain Kettle Hill. Two of the previous managers, First Quadrant and Billings Capital Management, were removed as sub-advisers. The restructuring will aim to reduce volatility and improve risk-adjusted returns. We are optimistic about the future of the Fund considering the strength and longevity of the underlying track records of both Kettle Hill and Millrace.

At June 30, the Fund employed two sub-advisers to manage the Fund:

●

Kettle Hill Capital Management (“Kettle Hill”) seeks to generate alpha by combining a bottom-up, fundamental analysis with a top-down opportunistic overlay. Investing primarily in small cap securities, Kettle Hill targets a conservative net exposure to the market through its long/short investment approach. The sub-portfolio managed by Kettle Hill is similar to a strategy that this manager has executed since its inception in 2003.

●

Millrace Asset Group (“Millrace”) employs a bottom-up fundamental investment philosophy. The team focuses on identifying high growth businesses in the relatively inefficient micro- to small-cap segment of the market. The sub-portfolio managed by Millrace is similar to its long/short strategy that this manager has executed since 2002.

Market Commentary

Entering 2022, market participants focused on soaring inflation and the ensuing action taken by the Federal Reserve (“Fed”) to combat surging prices. In the first half of 2022, the Consumer Price Index (“CPI”) reached +7.5%, its highest level since 1982. While wages rose at their fastest level in at least twenty years, it was still not enough to offset the rapid rise in inflation. As the year progressed, the market’s expectations regarding monetary policy evolved as it became increasingly evident the Fed was well behind the curve. The first 25 basis point interest rate hike was approved at the Fed’s March meeting, with the Committee indicating it would increase rates at each of the six remaining meetings this year and begin to reduce its balance sheet. Later in the period, The Fed’s posture turned even more hawkish, raising the federal funds rate by half a point in May and three-quarters of a point in June, the largest increase since 1994.

Coupled with domestic economic concerns, Russia’s invasion of Ukraine on February 24th would become one of the most dominant themes during the period. This unlawful invasion would upend the world order that has generally kept the peace in Europe since World War II and have far-reaching effects on financial markets. Strong condemnation and increasingly strict sanctions by the U.S. and its allies may cripple the Russian economy, but given Russia is a key producer of oil, natural gas, and wheat, has exacerbated an already difficult inflationary picture by causing many commodities to surge to new heights.

The aforementioned rising prices had a direct impact on the consumer’s wallet as household expenditures rose considerably year- over-year. Food-related costs increased over +10% and energy prices surged over +34% during the 12-month period ending June 2022. While many areas of the economy were expected to slow, the U.S. jobs market remained resilient as the unemployment rate held steady at 3.6%, a level not seen in the last 50 years. Additionally, the low levels of unemployment could remain strong as 11.3 million jobs in America remain vacant, according to the July Fed Economic Data report.

In the first half of 2022, the S&P 500 sold off due to a growing humanitarian crisis in the Ukraine, skyrocketing inflation, and recessionary fears, closing the six-month period with a -19.96% loss. The Index finished June with ten of the eleven S&P sectors in the red during the first half of the year. After outperforming all sectors by a significant margin in 2021, the energy sector continued its outperformance, finishing the first six months of 2022 up +31.76%. Utilities were the second strongest sector, though finished the period down -0.55%. Additionally, both value and growth stocks posted double-digit losses in the first half of 2022 though growth stocks fared worse: the S&P 500 Value index fell -11.41%, outpacing the S&P 500 Growth index which fell -27.62%.

Portfolio Update

LoCorr Dynamic Equity Class I share (the “Fund”) finished the semi-annual period ended June 30, 2022, down -12.64%, trailing the Morningstar Long/Short Equity Index category which closed down -9.69% and leading the S&P 500 Total Return Index which fell -19.96%. While the Fund slightly lagged the category, sub-adviser lineup changes previously mentioned were completed in June.

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Shareholder Letter

The Fund’s long book was the main negative contributor for the first six months of 2022; however, the Fund saw a positive contribution from the short book. In the long book, its best performance came from companies within the Communication Services, Technology, and Energy sectors. Within the Communication Services sector, a long position that flipped short at the end of the period in Nextar Media Group (-0.24% of the Fund as of 6/30/22), a local television and media company, traded higher throughout the first quarter after management announced they expected a strong 2022 due to increased spending on political campaign advertisements for midterm elections. In the Technology sector, another long position that flipped short was Zoom Video Communications (-0.40% of the Fund as of 6/30/2022), a communications technology company which traded higher after posting stronger-than-expected earnings for the second quarter. In the Energy sector, a long position that was exited before the end of the period in APA (0.00% of the Fund as of 6/30/2022), a hydrocarbon exploration holding company, moved higher with the overall sector and crude oil prices during the first quarter.

With the general move downward in risk assets during the first half of the year, the Fund’s long book had several detractors. The largest of which came within the Communication Services sector. A position in Dish Network Corp (1.43% of the Fund as of 6/30/2022), a television service provider, detracted due to higher-than-expected subscriber losses as well as declining revenue in its core TV business. In the Financial Services sector, a long position that was exited before the end of the period in Credit Acceptance Corp (0.00% of the Fund as of 6/30/2022), a specialized consumer auto finance company, traded lower due to a weakening used-vehicle market. In the Consumer Cyclical sector, a long position that flipped short in Frontdoor (-0.25% of the Fund as of 06/30/2022), a home service plan and appliance company, declined in the period due to inflationary fears.

The Fund’s short book saw positive contributions from the general downward movement in risk-assets during the period. The largest contributing sectors in the short book were Consumer Cyclical and Technology. In the Consumer Cyclical sector, a short position in Restoration Hardware (-0.26% of the Fund as of 6/30/2022), an upscale home-furnishings company, was a positive contributor after the stock sold off due to a decline in furniture spending. Also, within the Consumer Cyclical sector, Dick’s Sporting Goods (-0.48% of the Fund as of 6/30/2022), a sporting goods retail company, declined in the second quarter following a poor quarterly earnings report which included weaker-than-expected forward guidance. In the Technology sector, a short position in Apple (-0.99% of the Fund as of 6/30/2022), a consumer electronics and software company, benefitted from a general move down in technology stocks.

Outlook

U.S. equities had a dismal first half of 2022 as the S&P 500 finished the period down -19.96%, posting the worst first half since 1970. Looking ahead, financial markets will likely be driven by the rate of inflation, decisions by the Fed and other policy makers around the globe, and the continuing humanitarian crisis in Russia and Ukraine. In this type of environment, a long/short equity strategy may allow for participation in equity markets if they rise while their ability to mitigate losses from stocks falling in price.

We are excited about the changes made to the Fund during the second quarter. We are highly confident that the combination of the two sub-advisers, Kettle Hill and Millrace, who have successfully run long/short equity strategies for approximately 20 years, will produce compelling risk-adjusted returns and diversification for investors.

LoCorr Spectrum Income Fund

The LoCorr Spectrum Income Fund (the “Spectrum Income Fund” or the “Fund”) has an objective of current income with capital appreciation as a secondary objective. The Fund is designed to fit within the “low correlation” of the LoCorr Fund family by seeking to provide relatively high levels of income with low correlation to the bond market. The Fund is sub-advised by Bramshill Investments (“Bramshill”). Bramshill invests in a portfolio of primarily pass-through securities with an integrated covered call and hedging strategy. Bramshill seeks to generate high current income, much of which the Fund distributes monthly to investors.

Market Commentary

After a fairly consistent upward trend in 2021, markets pivoted downwards in the first half of 2022 as persistently high inflation forced the Fed to alter its narrative that inflation would be “transitory”. Russia’s invasion of Ukraine and the resulting sanctions imposed by the West on Russia added fuel to the inflationary fire. This forced the Fed to ramp up its tightening process and added to the concern that the Fed was behind the curve. With inflation metrics consistently coming in higher than estimates, the Fed went from raising 25 basis points in March, to 50 basis points in May, to 75 basis points in June with speculation about even additional increases in future meetings. Hawkish Fed policy and speculation about its impact and timing roiled the U.S. Treasury market, leading to higher rates and inverting the yield curve, a traditional foreshadowing of a recession in the U.S. economy. This, in turn, impacted some sectors of the equity market whose profitability depends upon various levels and relationships within the bond market. While most style factors were negative, value outperformed growth and larger capitalization stocks outperformed smaller.

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Shareholder Letter

Portfolio Update

The Fund’s Class I shares fell -4.60% during the first half of 2022, outperforming the -16.10% return for the S&P 500 and the (-10.35%) return for the Bloomberg U.S. Aggregate Bond Index. The Fund saw negative performance from all major sectors except for Master Limited Partnerships (“MLPs”) in the first half of 2022, and even that gave back nearly half of its gains in the second quarter as fears of the possibility that the Fed could hike the economy into a recession took hold. When faced with such carnage and elevated volatility, Bramshill’s strategy has been to allocate to lower beta, defensive companies in which they have confidence in the sustainability of cash flows, such as utilities, consumer staples, and natural gas weighted midstream energy. With the situation in the Ukraine causing widespread shortages of the commodity, especially in Europe, companies producing and transporting natural gas stand to do well. Also, elevated energy prices should bode well for renewable energy producers, in which the manager maintains exposure.

Negative market sentiment in the first half of the year, driven by the aforementioned events, has left investors with few places to hide with high levels of volatility in equities, bonds, and commodities. Bramshill has been actively hedging throughout the year, helping reduce the volatility of the Fund and mitigating drawdowns during market sell-offs. By opportunistically placing hedges on mortgage real estate, oil & gas exploration & production, and general small-cap exposure, the manager has protected against an additional 2% in losses YTD, approximately.

MLPs were the top performing sector for the Fund through the first half of 2022. Over the period, MLPs, as measured by the Alerian MLP Index, rose +10.04%. Within the MLP sector, the Fund saw positive contributions from Global Partners (0.66% of the Fund as of 6/30/22), a downstream MLP that benefitted from high refined product pricing and continues to raise its distribution; and Knot Offshore Partners (0.80% of the Fund as of 6/30/22), which operates shuttle tankers and took advantage of higher tanker rates. Also, CVR Partners (0.74% of the Fund as of 6/30/22), a fertilizer producer which rallied on strong agricultural demand.

The largest losses in the portfolio year-to-date have been from Mortgage Real Estate Investment Trusts (“mREITs”) and Closed-End Funds (“CEFs”) dropping -19.86% and -18.51%, respectively, as measured by the FTSE NAREIT Mortgage REITs Index and S-Network Composite Closed-End Index. The largest individual detractors for the Fund have been Annaly Capital Management (2.67% of the Fund as of 6/30/22), a mREIT which traded lower on rising rates and fears surrounding the Fed tapering MBS purchases; Hannon Armstrong (1.98% of the Fund as of 6/30/22), a renewable energy mREIT which sold off with solar renewables on concerns that the Department of Commerce was investigating solar panels imported from Asia, plus potential supply chain disruptions due to Covid lockdowns in China; and Virtus Convertible and Income Fund (0.00% of the Fund as of 6/30/22), which sold off in sympathy with the rout in fixed income and was sold from the portfolio.

Outlook

With inflation thus far showing no signs of slowing, the Fed finds itself in catch-up mode, having to increase the size of its rate increases and indicating its willingness to ramp further. Consensus earnings expectations for the remainder of the year remain stubbornly high, in Bramshill’s opinion. It remains to be seen whether the Fed can produce a soft landing or whether the U.S. economy will fall into recession. The manager continues to emphasize defensive allocations and the use of options to hedge downside volatility when warranted. They also expect a period of gains for recession beneficiaries such as utilities and bond surrogates later this year as the U.S. economy decelerates and the market begins to anticipate a pivot by the Fed to an easier policy later in the year. Bramshill also anticipates commodity-related holdings to benefit, due primarily to the effect of the Ukraine war on reducing the availability of traded food and energy, even in an environment of slower economic activity. While risks remain, markets have already fallen significantly and it must be remembered that current economic conditions are part of the business cycle, which historically experiences significant tailwinds after periods of turbulence.

Thank you for investing in the LoCorr Funds

The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. Consumer Price Index measures the variation in prices paid by typical consumers for retail goods and other items. The Barclays U.S. Government/Credit 1-5 Year Index is an index of all investment grade bonds with maturities of more than one year and less than 5 years. MSCI EAFE Index was designed to measure the equity market performance of developed markets outside of the U.S. & Canada. BOBL futures contract is a standardized futures contract based on a basket of medium-term debt issued by the German Federal Government. BOBL is an acronym for a German term, Bundesobligation, which translated to English is federal government bond. Bund is a debt instrument issued by Germany’s federal government to finance outgoing expenditures. Bunds, German for “bonds”, are widely viewed as the German equivalent of U.S. Treasury bonds (T-bonds). VIX - Chicago Board Options Exchange (CBOE), the Volatility Index, or VIX, is a real-time market index that represents the market’s expectation of 30-day forward-looking volatility. Derived from the price inputs of the S&P 500 index options, it provides a measure of market risk and investors’ sentiments. It is also known by other names like “Fear Gauge” or “Fear Index.” Investors, research analysts and portfolio managers look to VIX values as a way to measure market risk, fear and stress before they take investment decisions. ICE BofAML 3-M T-Bill Index tracks the performance of the U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months. Morningstar Managed Futures Category is an average monthly return of all funds in the Morningstar Managed Futures Category. These funds typically take long and short positions in futures options, swaps, and foreign exchange contracts, both listed and over the

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Shareholder Letter

counter, based on market trends or momentum. (A long position is a bet an investment will gain in value, while a short position is a bet that an investment will decline in value.) A majority of these funds follow trend-following, price-momentum strategies. Other strategies included in this category are systematic mean-reversion, discretionary global macro strategies, commodity index tracking, and other futures strategies. More than 60% of these funds’ exposure is invested through derivative securities. TOPIX Index (Tokyo Stock Price Index) is an important stock market index for the Tokyo Stock Exchange (TSE) in Japan, tracking all domestic companies of the exchange’s First Section. Dow Jones EURO STOXX 50 Index is a market capitalization-weighted stock index of 50 large, blue-chip European companies operating within eurozone nations. Bloomberg Commodity Index is a broadly diversified commodity price index distributed by Bloomberg Indexes. The index was originally launched in 1998 as the Dow Jones-AIG Commodity Index and renamed to Dow Jones-UBS Commodity Index in 2009, when UBS acquired the index from AIG. SG Trend Index is a subset of the SG CTA Index and follows traders of trend following methodologies. The SG CTA Index is equal weighted, calculates the daily rate of return for a pool of CTAs selected from the larger managers that are open to new investment. Morningstar Long/Short Equity Category is an average monthly return of all funds in the Morningstar Long-Short Equity Category. The category contains a universe of funds with similar investment objectives and investment style, as defined by Morningstar. Performance of the indices and Morningstar Category Average is generated on the first business day of the month. Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based bond index comprised of government, corporate, mortgage and asset-back issues rated investment grade or higher. West Texas Intermediate is a crude oil that serves as one of the main global oil benchmarks. It is sourced primarily from Texas and is one of the highest quality oils in the world, which is easy to refine. WTI is the underlying commodity for the NYMEX’s oil futures contract. One cannot invest directly in an index. Reformulated Gasoline Blendstock for Oxygen Blending (RBOB) is the term given to unleaded gas futures.

Please refer to the Schedule of Investments in this report for full holdings information. Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security.

Alpha is an annualized return measure of how much better or worse a fund’s performance is relative to an index of funds in the same category, after allowing for differences in risk. Basis Points (bps) - A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indexes and the yield of a fixed-income security. Beta measures the sensitivity of a stock’s return relative to the return of a selected market index. When beta is greater than one, it means a stock will rise or fall more than the market. Cash Flows refers to a company’s free cash flow which is a measure of how much cash a business generates after capital expenditures. Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration. Investment Grade refers to bonds that are rated BBB or higher. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as Standard & Poor’s, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. Spread is the percentage point difference between yields of various classes of bonds compared to treasury bonds. Calendar spread is an options or futures spread established by simultaneously entering a long and short position on the same underlying asset at the same strike price but with different delivery months. It is sometimes referred to as an inter-delivery, intra-market, time, or horizontal spread. Yield Curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. The curve is used to predict changes in economic output and growth.

Must be preceded or accompanied by a prospectus.

Opinions expressed are those of the Investment Manager and are subject to change, are not guaranteed and should not be considered investment advice.

Earnings growth is not representative of the Funds’ future performance.

Past performance is not a guarantee of future results.

Diversification does not assure a profit nor protect against loss in a declining market.

Mutual fund investing involves risk. Principal loss is possible. LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Market Trend Fund, LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund are diversified funds. The Funds invest in foreign investments and foreign currencies which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Funds may make short sales of securities, which involves the risk that losses may exceed the original amount invested. Investing in commodities may subject the Funds to greater risks and volatility as commodity prices may be influenced by a variety of factors including unfavorable weather, environmental factors, and changes in government regulations. The Funds may invest in derivative securities, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks, and, depending upon the characteristics of a particular derivative, suddenly can become illiquid. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset-Backed, Mortgage-Backed, and Collateralized Mortgage-Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in Real Estate Investment Trusts (REITs) involve additional risks such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments.

Derivative contracts ordinarily have leverage inherent in their terms which can magnify a Fund’s potential for gains or losses through increased long and short position exposure. A Fund may access derivatives via a swap agreement. A risk of a swap agreement is the risk that the counterparty to the agreement will default on its obligation to pay the Fund.

A Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased.

Investments in small- and medium-capitalization companies involve additional risks such as limited liquidity and greater volatility. Investments in lower rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. ETF investments are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be

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Shareholder Letter

higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs are subject to specific risks, depending on the nature of the ETF.

A Fund’s portfolio will be significantly impacted by the performance of the real estate market generally, and a Fund may be exposed to greater risk and experience higher volatility than would a more economically diversified portfolio. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural, or technological developments. Investments in Limited Partnerships (including master limited partnerships) involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the Limited Partnership, risks related to potential conflicts of interest between the Limited Partnership and the Limited Partnership’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right. Underlying Funds are subject to management and other expenses, which will be indirectly paid by a Fund.

The LoCorr Funds are distributed by Quasar Distributors, LLC.

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Fund Performance

LoCorr Macro Strategies Fund

Rate of Return — For the period ended June 30, 2022 (Unaudited)

	Inception		Average Annual
	Date	6 Month	1 Year	5 Year	10 Year	Since Inception
LoCorr Macro Strategies Fund - Class A (without maximum load)	3/22/11	15.62%	10.52%	6.48%	4.75%	3.03%
LoCorr Macro Strategies Fund - Class A (with maximum load)	3/22/11	8.92%	4.20%	5.22%	4.13%	2.49%
LoCorr Macro Strategies Fund - Class C	3/24/11	14.28%	8.77%	5.71%	3.98%	2.27%
LoCorr Macro Strategies Fund - Class I	3/24/11	15.72%	10.71%	6.74%	5.01%	3.28%
Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index		0.14%	0.17%	1.11%	0.64%	0.58%
Barclay CTA Index		8.37%	9.14%	4.63%	2.23%	1.69%

$100,000 investment in the
LoCorr Macro Strategies Fund – Class I

For the period ended June 30, 2022 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund on June 30, 2012. Assumes reinvestment of distributions, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855.LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

The returns reflect the actual performance for each period and do not include the impact on trades executed on the last business day of the period that were recorded on the first business day of the next period.

Per the fee table in the Fund’s May 2, 2022 prospectus, the Fund’s annual operating expense ratio is, before fee waivers 2.15%, 2.90% and 1.90% for Class A, Class C and Class I shares, respectively.

The Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

The Barclay CTA Index is a leading industry benchmark of representative performance of commodity trading advisors.

One cannot invest directly in an index.

LoCorr Long/Short Commodities Strategy Fund

Rate of Return — For the period ended June 30, 2022 (Unaudited)

	Inception		Average Annual
	Date	6 Month	1 Year	5 Year	10 Year	Since Inception
LoCorr Long/Short Commodities Strategy Fund - Class A (without maximum load)	12/31/11	4.35%	10.07%	9.08%	5.82%	4.97%
LoCorr Long/Short Commodities Strategy Fund - Class A (with maximum load)	12/31/11	-1.69%	3.69%	7.81%	5.19%	4.38%
LoCorr Long/Short Commodities Strategy Fund - Class C	12/31/11	2.87%	8.07%	8.25%	5.02%	4.15%
LoCorr Long/Short Commodities Strategy Fund - Class I	12/31/11	4.38%	10.27%	9.35%	6.08%	5.22%
Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index		0.14%	0.17%	1.11%	0.64%	0.61%
HFRI Macro Commodity Index		10.81%	19.98%	8.69%	4.09%	3.65%

$100,000 investment in the
LoCorr Long/Short Commodities Strategy Fund – Class I

For the period ended June 30, 2022 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund on June 30, 2012. Assumes reinvestment of distributions, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855.LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

The returns reflect the actual performance for each period and do not include the impact on trades executed on the last business day of the period that were recorded on the first business day of the next period.

Per the fee table in the Fund’s May 2, 2022 prospectus, the Fund’s annual operating expense ratio is, before fee waivers 2.47%, 3.22% and 2.22% for Class A, Class C and Class I shares, respectively.

The Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

The HFRI Macro Commodity Index employs an investment process designed to identify opportunities in markets exhibiting trending or momentum characteristics across commodity assets classes, frequently with related ancillary exposure in commodity sensitive equities or other derivative instruments.

One cannot invest directly in an index.

16 |

Fund Performance

LoCorr Market Trend Fund

Rate of Return — For the period ended June 30, 2022 (Unaudited)

	Inception		Average Annual
	Date	6 Month	1 Year	5 Year	Since Inception
LoCorr Market Trend Fund - Class A (without maximum load)	6/30/14	33.92%	27.86%	9.09%	6.79%
LoCorr Market Trend Fund - Class A (with maximum load)	6/30/14	26.18%	20.54%	7.80%	6.00%
LoCorr Market Trend Fund - Class C	6/30/14	32.58%	26.01%	8.29%	6.00%
LoCorr Market Trend Fund - Class I	6/30/14	34.06%	28.14%	9.33%	7.05%
Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index		0.14%	0.17%	1.11%	0.78%
Barclay CTA Index		8.37%	9.14%	4.63%	3.18%

$100,000 investment in the
LoCorr Market Trend Fund - Class I

For the period ended June 30, 2022 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund since inception. Assumes reinvestment of distributions, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855.LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

The returns reflect the actual performance for each period and do not include the impact on trades executed on the last business day of the period that were recorded on the first business day of the next period.

Per the fee table in the Fund’s May 2, 2022 prospectus, the Fund’s annual operating expense ratio is, before fee waivers 2.02%, 2.77% and 1.77% for Class A, Class C and Class I shares, respectively.

The Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

The Barclay CTA Index is a leading industry benchmark of representative performance of commodity trading advisors.

One cannot invest directly in an index.

LoCorr Dynamic Equity Fund

Rate of Return — For the period ended June 30, 2022 (Unaudited)

	Inception		Average Annual
	Date	6 Month	1 Year	5 Year	Since Inception
LoCorr Dynamic Equity Fund - Class A (without maximum load)	5/10/13	-12.79%	-10.84%	1.04%	2.63%
LoCorr Dynamic Equity Fund - Class A (with maximum load)	5/10/13	-17.78%	-15.95%	-0.15%	1.97%
LoCorr Dynamic Equity Fund - Class C	5/10/13	-13.95%	-12.33%	0.29%	1.86%
LoCorr Dynamic Equity Fund - Class I	5/10/13	-12.64%	-10.59%	1.31%	2.89%
S&P 500 Total Return Index		-19.96%	-10.62%	11.31%	11.77%
Morningstar Long/Short Equity Index		-9.69%	-6.79%	3.52%	3.46%

$100,000 investment in the
LoCorr Dynamic Equity Fund - Class I

For the period ended June 30, 2022 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund since inception. Assumes reinvestment of distributions, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855.LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

The returns reflect the actual performance for each period and do not include the impact on trades executed on the last business day of the period that were recorded on the first business day of the next period.

Per the fee table in the Fund’s May 2, 2022 prospectus, the Fund’s annual operating expense ratio is, before fee waivers 3.91%, 4.66% and 3.66% for Class A, Class C and Class I shares, respectively.

The S&P 500 Total Return Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

The Morningstar Long/Short Equity Index category holds sizeable stakes in both long and short positions in equities and related derivative. At least 75% of the assets are in equity securities or derivatives.

One cannot invest directly in an index.

| 17

Fund Performance

LoCorr Spectrum Income Fund

Rate of Return — For the period ended June 30, 2022 (Unaudited)

	Inception		Average Annual
	Date	6 Month	1 Year	5 Year	Since Inception
LoCorr Spectrum Income Fund - Class A (without maximum load)	12/31/13	-4.70%	-5.55%	4.25%	1.98%
LoCorr Spectrum Income Fund - Class A (with maximum load)	12/31/13	-10.23%	-10.93%	3.04%	1.27%
LoCorr Spectrum Income Fund - Class C	12/31/13	-5.89%	-7.13%	3.48%	1.21%
LoCorr Spectrum Income Fund - Class I	12/31/13	-4.60%	-5.34%	4.51%	2.23%
Bloomberg Barclays U.S. Aggregate Bond Index		-10.35%	-10.29%	0.88%	1.85%
Morningstar Allocation - 85% Equity		-17.09%	-13.37%	5.20%	5.17%

$100,000 investment in the
LoCorr Spectrum Income Fund - Class I

For the period ended June 30, 2022 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund since inception. Assumes reinvestment of distributions, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855.LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

The returns reflect the actual performance for each period and do not include the impact on trades executed on the last business day of the period that were recorded on the first business day of the next period.

Per the fee table in the Fund’s May 2, 2022 prospectus, the Fund’s annual operating expense ratio is, before fee waivers 3.68%, 4.43% and 3.43% for Class A, Class C and Class I shares, respectively.

The Bloomberg Barclays U.S. Aggregate Bond Index is a long term, market capitalization-weighted index used to represent investment grade bonds being traded in the United States.

The Morningstar Allocation - 70% to 85% Equity portfolios seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds and cash. These portfolios are dominated by domestic holdings and have equity expenses between 70% and 85%.

One cannot invest directly in an index.

18 |

LoCorr Macro Strategies Fund – Consolidated Schedule of Investments

Consolidated Schedule of Investments

June 30, 2022 (Unaudited)

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES: 4.47%
321 Henderson Receivables I LLC
Series 2006-1A A1 (1 Month LIBOR USD + 0.200%) (a)(c)	03/15/2041	1.52%	$139,118	$138,377
Series 2006-4A A1 (1 Month LIBOR USD + 0.200%) (a)(c)	12/15/2041	1.52%	20,422	20,413
Series 2004-A A1 (1 Month LIBOR USD + 0.350%) (a)(c)	09/15/2045	1.67%	52,872	52,160
American Homes 4 Rent Trust, 2014-SFR2 A (a)	10/17/2036	3.79%	721,676	717,749
AmeriCredit Automobile Receivables Trust, 2021-2 A3	12/18/2026	0.34%	5,010,000	4,858,874
AMSR Trust, 2020-SFR1 A (a)	04/17/2037	1.82%	499,521	474,389
Bank of America Credit Card Trust, 2021-A1 A1	09/15/2026	0.44%	2,120,000	2,014,480
Carmax Auto Owner Trust
Series 2019-1 A3	03/15/2024	3.05%	207,557	207,807
Series 2021-4 A3	09/15/2026	0.56%	3,805,000	3,646,965
Carvana Auto Receivables Trust
Series 2021-P2 A3	03/10/2026	0.49%	6,120,000	5,897,707
Series 2021-P4 A-3	01/10/2027	1.31%	7,270,000	6,881,681
Citibank Credit Card Issuance Trust, 2018-A3 A3	05/23/2025	3.29%	3,500,000	3,502,618
Corevest American Finance Trust, 2020-1 A1 (a)	03/17/2050	1.83%	253,710	241,002
DB Master Finance LLC, 2021-1A A2I (a)	11/20/2051	2.05%	4,079,500	3,622,192
Diamond Resorts Owner Trust
Series 2018-1 A (a)	01/21/2031	3.70%	625,837	624,327
Series 2021-1A A (a)	11/21/2033	1.51%	1,515,973	1,420,570
Elara HGV Timeshare Issuer, 2021-A A (a)	08/27/2035	1.36%	2,341,932	2,152,046
Entergy New Orleans Storm Recovery Funding LLC, 2015-1 A	06/01/2027	2.67%	460,706	448,243
Ford Credit Auto Owner Trust, 2018-2 A (a)	01/15/2030	3.47%	1,400,000	1,395,598
Freddie Mac STACR REMIC Trust, 2021-HQA4 M1 (SOFR30A + 0.950%) (a)(c)	12/26/2041	1.88%	5,950,000	5,754,929
GM Financial Consumer Automobile Receivables Trust
Series 2021-1 A3	10/16/2025	0.35%	3,640,000	3,550,242
Series 2021-3 A3	06/16/2026	0.48%	5,370,000	5,132,671
Hilton Grand Vacations Trust, 2019-AA A (a)	07/25/2033	2.34%	1,428,737	1,367,549

The accompanying notes are an integral part of these consolidated financial statements. | 19

LoCorr Macro Strategies Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Hyundai Auto Receivables Trust, 2020-C A3	05/15/2025	0.38%	$5,416,926	$5,303,672
Invitation Homes Trust, 2018-SFR4 A (1 Month LIBOR USD + 1.100%) (a)(c)	01/19/2038	2.62%	894,463	889,407
Morgan Stanley Capital I Trust, 2004-HE6 M1 (1 Month LIBOR USD + 0.825%) (c)	08/25/2034	2.45%	191,760	184,177
MVW Owner Trust
Series 2019-1A A (a)	11/20/2036	2.89%	627,481	606,838
Series 2019-2A A (a)	10/20/2038	2.22%	895,749	848,255
Series 2021-1WA A (a)	01/22/2041	1.14%	2,508,017	2,333,142
Navient Student Loan Trust, 2021-A A (a)	05/15/2069	0.84%	2,257,599	2,068,197
PFS Financing Corp.
Series 2020-G A (a)	02/17/2026	0.97%	2,288,000	2,173,014
Series 2021-B A (a)	08/17/2026	0.77%	3,550,000	3,293,971
Planet Fitness Master Issuer LLC, 3.25100 (a)	12/05/2051	3.25%	3,192,000	2,872,992
Sierra Receivables Funding LLC, 2018-3A A (a)	09/20/2035	3.69%	663,255	655,719
SoFi Professional Loan Program LLC
Series 2016-C A2B (a)	12/27/2032	2.36%	66,095	66,066
Series 2016-D A2B (a)	04/25/2033	2.34%	236,495	234,528
SoFi Professional Loan Program Trust, 2021-B AFX (a)	02/15/2047	1.14%	1,862,701	1,680,587
Taco Bell Funding LLC, 2021-1A A21 (a)	08/25/2051	1.95%	5,840,650	5,088,801
Tesla Auto Lease Trust, 2021-A B (a)	03/20/2025	1.02%	2,900,000	2,755,533
Toyota Lease Owner Trust, 2021-B A3 (a)	10/21/2024	0.42%	6,185,000	5,959,505
Tricon American Homes Trust, 2017-SFR2 A (a)	01/18/2036	2.93%	470,872	465,285
Verizon Owner Trust
Series 2019-B A1A	12/20/2023	2.33%	322,330	322,403
Series 2019-C A1A	04/20/2024	1.94%	237,872	237,590
Volkswagen Auto Loan Enhanced Trust, 2021-1 A-3	06/22/2026	1.02%	5,570,000	5,339,862
TOTAL ASSET BACKED SECURITIES (Cost $102,741,534)				97,502,133

CORPORATE BONDS: 11.55%
Aerospace & Defense: 0.09%
Boeing Co.	02/04/2026	2.20%	2,145,000	1,932,055

Auto Manufacturers: 0.34%
Daimler Finance North America LLC (a)	03/01/2024	0.75%	910,000	865,076
General Motors Financial Co., Inc.	10/15/2024	1.20%	1,040,000	968,059
General Motors Financial Co., Inc.	06/20/2025	2.75%	3,050,000	2,864,343
Volkswagen Group of America Finance LLC (a)	11/22/2023	0.88%	1,415,000	1,356,218
Volkswagen Group of America Finance LLC (a)	11/24/2025	1.25%	1,600,000	1,433,192
				7,486,888
Banks: 5.57%
Banco Santander SA (b)	02/23/2023	3.13%	2,025,000	2,016,663
Banco Santander SA (b)	03/24/2025	3.50%	1,375,000	1,344,265
Banco Santander SA (b)	05/28/2025	2.75%	1,015,000	961,976
Bank of America Corp. (SOFR + 0.690%) (c)	04/22/2025	0.98%	12,315,000	11,592,171
Bank of America Corp. (SOFR + 1.150%) (c)	06/19/2026	1.32%	5,740,000	5,213,477
Bank of America Corp. (SOFR + 1.010%) (c)	10/24/2026	1.20%	4,785,000	4,287,273
Barclays PLC (1 Year CMT Rate + 0.800%) (b)(c)	12/10/2024	1.01%	2,340,000	2,223,933
BNP Paribas SA (3 Month LIBOR USD + 1.111%) (a)(b)(c)	11/19/2025	2.82%	2,840,000	2,715,717
Canadian Imperial Bank (b)	04/07/2027	3.45%	1,900,000	1,826,407
Citigroup, Inc. (3 Month LIBOR USD + 1.023%) (c)	06/01/2024	4.04%	2,305,000	2,298,504
Citigroup, Inc. (SOFR + 0.669%) (c)	05/01/2025	0.98%	3,940,000	3,694,244
Citigroup, Inc. (SOFR + 1.372%) (c)	05/24/2025	4.14%	3,700,000	3,687,837
Citigroup, Inc. (SOFR + 0.528%) (c)	11/03/2025	1.28%	2,090,000	1,942,562
Citigroup, Inc. (SOFR + 0.765%) (c)	01/28/2027	1.12%	1,570,000	1,387,887
Credit Suisse AG (b)	05/05/2023	1.00%	2,610,000	2,554,426

20 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS: (continued)
Credit Suisse AG (b)	08/09/2023	0.52%	$1,805,000	$1,742,101
Deutsche Bank NY (b)	05/28/2024	0.90%	1,135,000	1,064,226
Federation des Caisses Desjardins du Quebec (a)(b)	05/21/2024	0.70%	2,055,000	1,933,170
Goldman Sachs Group, Inc. (SOFR + 0.572%) (c)	03/08/2024	0.67%	4,995,000	4,882,325
Goldman Sachs Group, Inc.	03/15/2024	3.00%	2,450,000	2,416,410
Goldman Sachs Group, Inc. (3 Month LIBOR USD + 1.201%) (c)	09/29/2025	3.27%	3,965,000	3,855,923
Goldman Sachs Group, Inc. (SOFR + 0.609%) (c)	02/12/2026	0.86%	1,750,000	1,593,417
Goldman Sachs Group, Inc. (SOFR + 0.789%) (c)	12/09/2026	1.09%	2,710,000	2,416,348
HSBC Bank Canada (a)(b)	09/10/2023	1.65%	2,000,000	1,996,163
HSBC Holdings PLC (SOFR + 1.538%) (b)(c)	04/18/2026	1.65%	750,000	688,206
HSBC Holdings PLC (SOFR + 1.929%) (b)(c)	06/04/2026	2.10%	4,050,000	3,751,151
ING Groep NV (b)	04/09/2024	3.55%	2,050,000	2,033,066
ING Groep NV (SOFR + 1.640%) (b)(c)	03/28/2026	3.87%	1,960,000	1,920,966
JP Morgan Chase & Co. (TSFR3M + 0.600%) (c)	09/16/2024	0.65%	450,000	431,495
JP Morgan Chase & Co. (SOFR + 0.420%) (c)	02/16/2025	0.56%	925,000	872,259
JP Morgan Chase & Co. (SOFR + 0.540%) (c)	06/01/2025	0.82%	5,485,000	5,129,994
JP Morgan Chase & Co. (SOFR + 0.800%) (c)	11/19/2026	1.05%	5,560,000	4,947,922
JP Morgan Chase & Co. (TSFR3M + 0.695%) (c)	02/04/2027	1.04%	2,755,000	2,439,454
Mitsubishi UFJ Financial Group, Inc. (1 Year CMT Rate + 0.680%) (b)(c)	09/15/2024	0.85%	2,435,000	2,345,415
Mitsubishi UFJ Financial Group, Inc. (b)	02/25/2025	2.19%	2,035,000	1,930,763
Morgan Stanley (SOFR + 0.616%) (c)	04/05/2024	0.73%	2,500,000	2,437,981
Morgan Stanley (SOFR + 0.525%) (c)	05/30/2025	0.79%	2,390,000	2,229,907
Morgan Stanley (SOFR + 1.152%) (c)	07/22/2025	2.72%	1,105,000	1,065,328
Morgan Stanley (SOFR + 0.858%) (c)	07/20/2027	1.51%	4,160,000	3,653,076
NatWest Markets PLC (a)(b)	05/21/2023	2.38%	1,370,000	1,350,735
NatWest Markets PLC (a)(b)	08/12/2024	0.80%	1,500,000	1,393,631
Standard Chartered PLC (3 Month LIBOR USD + 1.080%) (a)(b)(c)	03/15/2024	3.89%	1,175,000	1,171,729
Svenska Handelsbanken AB (a)(b)	06/30/2023	0.63%	1,510,000	1,467,122
Svenska Handelsbanken AB (a)(b)	06/11/2024	0.55%	930,000	873,541
Toronto-Dominion Bank (b)	06/06/2025	3.77%	1,855,000	1,842,680
Toronto-Dominion Bank (b)	09/10/2026	1.25%	2,285,000	2,026,511
Truist Financial Corp.	08/05/2025	1.20%	670,000	616,128
UBS AG/London (a)(b)	06/01/2023	0.38%	1,615,000	1,563,262
UBS AG/London (a)(b)	08/09/2024	0.70%	2,175,000	2,037,470
UBS Group AG (1 Year CMT Rate + 0.830%) (a)(b)(c)	07/30/2024	1.01%	600,000	581,249
UBS Group AG (1 Year CMT Rate + 1.550%) (a)(b)(c)	05/12/2026	4.49%	1,100,000	1,097,612
				121,546,078
Beverages: 0.11%
Constellation Brands, Inc.	05/09/2024	3.60%	2,440,000	2,432,833

Cosmetics & Personal Care: 0.22%
GSK Consumer Healthcare Capital UK PLC (a)(b)	03/24/2025	3.13%	4,870,000	4,746,759

Diversified Financial Services: 0.92%
AerCap Ireland Capital/Global Aviation Trust (b)	10/29/2023	1.15%	2,730,000	2,602,691
AerCap Ireland Capital/Global Aviation Trust (b)	10/29/2024	1.65%	4,415,000	4,080,811
AerCap Ireland Capital/Global Aviation Trust (b)	01/15/2025	3.50%	3,200,000	3,058,544
AerCap Ireland Capital/Global Aviation Trust (b)	01/30/2026	1.75%	1,415,000	1,238,137
Air Lease Corp.	07/03/2023	3.88%	870,000	862,446
Air Lease Corp.	02/01/2024	4.25%	775,000	766,136
Capital One Bank	02/15/2023	3.38%	975,000	974,260
Capital One Financial Corp. (SOFR + 1.370%) (c)	05/09/2025	4.17%	1,940,000	1,913,085
Charles Schwab Corp.	03/03/2027	2.45%	1,550,000	1,447,624

The accompanying notes are an integral part of these consolidated financial statements. | 21

LoCorr Macro Strategies Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS: (continued)
OMERS Finance Trust (a)(b)	05/02/2024	2.50%	$1,930,000	$1,907,753
Private Export Funding Corp.	06/15/2025	3.25%	1,255,000	1,256,663
				20,108,150
Electric: 0.23%
Eversource Energy	08/15/2025	0.80%	360,000	325,264
Southern California Edison Co.	08/01/2023	0.70%	1,900,000	1,842,250
Southern California Edison Co.	04/01/2024	1.10%	2,645,000	2,518,080
Southern California Edison Co.	02/01/2026	1.20%	540,000	483,684
				5,169,278
Entertainment: 0.24%
Magallanes, Inc. (a)	03/15/2025	3.64%	2,875,000	2,789,058
Magallanes, Inc. (a)	03/15/2027	3.76%	2,530,000	2,373,228
				5,162,286
Food: 0.12%
Conagra Brands, Inc.	08/11/2023	0.50%	1,235,000	1,190,971
McCormick & Co., Inc.	08/15/2024	3.15%	690,000	676,812
Mondelez International, Inc.	03/17/2024	2.13%	890,000	868,122
				2,735,905
Healthcare - Products: 0.60%
Baxter International, Inc.	11/29/2024	1.32%	4,730,000	4,444,983
DH Europe Finance II Sarl (b)	11/15/2024	2.20%	1,905,000	1,829,253
PerkinElmer, Inc.	09/15/2024	0.85%	4,480,000	4,150,354
Thermo Fisher Scientific, Inc.	10/18/2024	1.22%	2,885,000	2,735,923
				13,160,513
Healthcare - Services: 0.12%
HCA, Inc. (a)	03/15/2027	3.13%	1,040,000	946,203
UnitedHealth Group, Inc.	05/15/2024	0.55%	1,755,000	1,671,826
				2,618,029
Insurance: 0.66%
Berkshire Hathaway Finance Corp.	03/15/2027	2.30%	1,425,000	1,347,937
Equitable Financial Life Global (a)	11/17/2023	0.50%	625,000	599,444
Equitable Financial Life Global (a)	07/07/2025	1.40%	1,875,000	1,724,840
Metropolitan Life Global Funding I (a)	06/07/2024	0.55%	2,370,000	2,231,038
Metropolitan Life Global Funding I (a)	07/02/2025	0.95%	1,805,000	1,661,452
Principal Life Global Funding II (a)	04/12/2024	0.75%	2,275,000	2,153,171
Principal Life Global Funding II (a)	01/12/2026	0.88%	1,845,000	1,635,495
Protective Life Global Funding (a)	07/05/2024	0.78%	3,185,000	2,992,478
				14,345,855
Media: 0.07%
Comcast Corp.	03/01/2026	3.15%	1,495,000	1,456,845

Miscellaneous Manufacturing: 0.04%
Trane Technologies Luxembourg Finance SA (b)	03/21/2026	3.50%	995,000	968,340

Oil & Gas: 0.08%
Phillips 66	02/15/2024	0.90%	1,815,000	1,729,513

Packaging & Containers: 0.19%
Amcor Finance, Inc.	04/28/2026	3.63%	2,545,000	2,451,740
Berry Global, Inc.	02/15/2024	0.95%	1,845,000	1,748,819
				4,200,559
Pharmaceuticals: 0.51%
AbbVie, Inc.	11/21/2024	2.60%	4,645,000	4,500,742

22 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS: (continued)
AbbVie, Inc.	05/14/2026	3.20%	$910,000	$876,546
Astrazeneca Finance LLC	05/28/2024	0.70%	2,975,000	2,821,759
Takeda Pharmaceutical Co. Ltd. (b)	11/26/2023	4.40%	2,845,000	2,867,898
				11,066,945
Pipelines: 0.31%
Enbridge, Inc. (b)	02/14/2025	2.50%	1,105,000	1,061,590
Energy Transfer Operating LP	05/15/2025	2.90%	595,000	566,048
MPLX LP	03/01/2026	1.75%	2,140,000	1,929,143
ONEOK, Inc.	09/01/2024	2.75%	1,000,000	967,836
TransCanada PipeLines Ltd. (b)	10/12/2024	1.00%	2,490,000	2,324,815
				6,849,432
Real Estate Investment Trusts: 0.38%
American Tower Corp.	09/15/2025	1.30%	4,075,000	3,692,580
Brixmor Operating Partnership LP	06/15/2024	3.65%	970,000	956,737
Crown Castle International Corp.	07/15/2025	1.35%	735,000	672,481
SITE Centers Corp.	02/01/2025	3.63%	1,115,000	1,084,602
SITE Centers Corp.	06/01/2027	4.70%	1,825,000	1,803,224
				8,209,624
Retail: 0.03%
Genuine Parts Co.	02/01/2025	1.75%	620,000	585,807

Software: 0.15%
Roper Technologies, Inc.	09/15/2024	2.35%	810,000	785,229
VMware, Inc.	08/15/2024	1.00%	2,580,000	2,415,635
				3,200,864
Telecommunications: 0.38%
NBN Co. Ltd. (a)(b)	10/08/2024	0.88%	1,660,000	1,551,191
NTT Finance Corp. (a)(b)	04/03/2026	1.16%	2,050,000	1,843,655
Verizon Communications, Inc.	11/20/2025	0.85%	3,875,000	3,513,227
Verizon Communications, Inc.	03/20/2026	1.45%	1,500,000	1,373,617
				8,281,690
Transportation: 0.19%
Canadian Pacific Railway Co. (b)	12/02/2024	1.35%	4,315,000	4,063,358
TOTAL CORPORATE BONDS (Cost $265,619,033)				252,057,606

MORTGAGE BACKED SECURITIES: 9.56%
ACRE Commercial Mortgage Trust, 2021-FL4 A (1 Month LIBOR USD + 0.830%) (a)(b)(c)	12/18/2037	2.44%	1,563,092	1,531,683
Alen Mortgage Trust, 2021-ACEN A (1 Month LIBOR USD + 1.150%) (a)(c)	04/17/2034	2.47%	3,150,000	3,024,925
Angel Oak Mortgage Trust
Series 2020-1 M1 (a)(d)	12/25/2059	3.16%	1,915,000	1,794,805
Series 2020-5 A3 (a)(d)	05/25/2065	2.04%	157,113	149,177
Barclays Commercial Mortgage Securities LLC, 2015-VFM A1 (a)	03/12/2036	2.47%	931,407	887,482
BHP Trust, 2019-BXHP A (1 Month LIBOR USD + 0.975%) (a)(c)	08/15/2036	2.30%	2,366,383	2,295,036
BIG Commercial Mortgage Trust, 2022-BIG A (TSFR1M + 1.342%) (a)(c)	02/15/2039	2.62%	5,600,000	5,428,406
BSREP Commercial Mortgage Trust, 2021-DC A (1 Month LIBOR USD + 0.950%) (a)(c)	08/16/2038	2.28%	4,330,000	4,157,831
BX Commercial Mortgage Trust
Series 2021-21M A (1 Month LIBOR USD + 0.730%) (a)(c)	10/15/2036	2.05%	2,340,000	2,224,778
Series 2019-XL A (1 Month LIBOR USD + 0.920%) (a)(c)	10/15/2036	2.24%	2,266,278	2,226,372
Series 2021-XL2 B (1 Month LIBOR USD + 0.998%) (a)(c)	10/15/2038	2.32%	5,134,041	4,850,408
Series 2021-CIP A (1 Month LIBOR USD + 0.921%) (a)(c)	12/15/2038	2.25%	6,050,000	5,867,694
Citigroup Commercial Mortgage Trust
Series 2019-PRM B (a)	05/10/2035	3.64%	2,100,000	2,083,031

The accompanying notes are an integral part of these consolidated financial statements. | 23

LoCorr Macro Strategies Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
MORTGAGE BACKED SECURITIES: (continued)
Series 2021-PRM2 A (1 Month LIBOR USD + 0.950%) (a)(c)	10/15/2038	2.28%	$5,250,000	$5,074,151
Comm Mortgage Trust
Series 2015-3BP A (a)	02/12/2035	3.18%	1,030,000	984,283
Series 2013-CR6 A4	03/10/2046	3.10%	615,000	612,003
Series 2013-CR10 A4 (d)	08/10/2046	4.21%	615,000	614,274
Series 2014-UBS2 AM	03/12/2047	4.20%	2,450,000	2,430,382
Series 2014-CR19 A5	08/12/2047	3.80%	1,380,133	1,366,555
Series 2014-LC17 A5	10/11/2047	3.92%	724,000	719,129
Series 2014-CR21 A3	12/10/2047	3.53%	1,667,396	1,643,502
Series 2015-CR27 AM	10/13/2048	3.98%	2,000,000	1,957,390
Connecticut Avenue Securities Trust
Series 2021-R01 1M2 (SOFR30A + 1.550%) (a)(c)	10/25/2041	2.48%	1,820,000	1,688,095
Series 2021-R03 1M1 (SOFR30A + 0.850%) (a)(c)	12/26/2041	1.78%	5,164,196	5,059,767
Series 2022-R01 1M1 (SOFR30A + 1.000%) (a)(c)	12/26/2041	1.93%	2,171,851	2,125,586
Series 2022-R04 (SOFR30A + 2.000%) (a)(c)	03/25/2042	2.93%	2,045,630	2,042,492
Series 2022-R03 1M1 (SOFR30A + 2.100%) (a)(c)	03/25/2042	3.03%	4,809,395	4,765,553
Series 2022-R06 (SOFR30A + 2.750%) (a)(c)	05/25/2042	3.70%	1,341,875	1,338,561
Credit Suisse Mortgage Capital Certificates, 2019-ICE4 A (1 Month LIBOR USD + 0.980%) (a)(c)	05/15/2036	2.30%	3,500,000	3,442,701
ELP Commercial Mortgage Trust, 2021-ELP B (1 Month LIBOR USD + 1.120%) (a)(c)	11/15/2038	2.45%	5,400,000	5,155,913
EQUS Mortgage Trust, 2021-EQAZ A (1 Month LIBOR USD + 0.755%) (a)(c)	10/15/2036	2.08%	5,400,000	5,155,885
Extended Stay America Trust, 2021-ESH A (1 Month LIBOR USD + 1.080%) (a)(c)	07/15/2038	2.41%	1,192,660	1,162,709
Fannie Mae Connecticut Avenue Securities
Series 2014-C02 1M2 (1 Month LIBOR USD + 2.600%) (c)	05/28/2024	4.22%	766,185	763,252
Series 2018-C01 1EB1 (1 Month LIBOR USD + 0.450%) (c)	07/25/2030	2.07%	1,099,604	1,088,055
Series 2021-R02 2M1 (SOFR30A + 0.900%) (a)(c)	11/25/2041	1.83%	2,625,095	2,564,902
FHLMC Multifamily Structured Pass Through Certificates
Series K059 A1	09/25/2025	2.76%	1,530,275	1,509,348
Series KC06 A1	02/25/2026	2.17%	662,328	659,987
Freddie Mac STACR REMIC Trust
Series 2021-DNA5 M2 (SOFR30A + 1.650%) (a)(c)	01/25/2034	2.58%	1,780,972	1,717,234
Series 2021-DNA6 M1 (SOFR30A + 0.800%) (a)(c)	10/25/2041	1.73%	5,250,000	5,143,694
Series 2022-DNA1 M1A (SOFR30A + 1.000%) (a)(c)	01/27/2042	1.93%	5,500,000	5,306,648
Series 2022-HQA1 M1A (SOFR30A + 2.100%) (a)(c)	03/25/2042	3.03%	4,724,727	4,684,341
Series 2022-DNA3 (SOFR30A + 2.000%) (a)(c)	04/25/2042	2.93%	2,200,886	2,155,003
Freddie Mac STACR Trust, 2018-HRP2 M3AS (1 Month LIBOR USD + 1.000%) (a)(c)	02/25/2047	2.62%	4,650,000	4,571,713
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2021-DNA7 M1 (SOFR30A + 0.850%) (a)(c)	11/25/2041	1.78%	5,150,000	4,995,207
Series 2022-DNA2 M1A (SOFR30A + 1.300%) (a)(c)	02/25/2042	2.23%	5,330,123	5,207,710
Series 2018-HRP2 M3 (1 Month LIBOR USD + 2.400%) (a)(c)	02/25/2047	4.02%	2,000,000	1,966,347
FRESB Multifamily Mortgage Pass Through Certificates
Series 2016-SB17 A7F (d)	05/25/2023	2.15%	1,187,357	1,172,031
Series 2016-SB22 A7F (d)	09/25/2023	1.98%	2,608,629	2,571,401
Series 2017-SB32 A7F (d)	04/25/2024	2.44%	718,465	707,201
Series 2019-SB67 A5F (d)	07/25/2024	2.09%	1,773,703	1,725,844
Series 2019-SB69 A5F (d)	10/25/2024	2.25%	4,603,030	4,499,407
Series 2016-SB23 A10F (d)	09/25/2026	2.31%	1,197,325	1,154,233
GCT Commercial Mortgage Trust, 2021-GCT A (1 Month LIBOR USD + 0.800%) (a)(c)	02/15/2038	2.12%	3,850,000	3,726,923
GS Mortgage Securities Corp II, 2021-ARDN A (1 Month LIBOR USD + 1.250%) (a)(c)	11/17/2036	2.57%	5,400,000	5,268,923
GS Mortgage Securities Trust
Series 2017-SLP A (a)	10/12/2032	3.42%	3,000,000	2,992,734
Series 2019-600C A (a)	09/12/2034	2.94%	2,065,000	1,963,277
Series 2021-ROSS A (1 Month LIBOR USD + 1.150%) (a)(c)	06/16/2036	2.48%	5,000,000	4,823,446

24 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
MORTGAGE BACKED SECURITIES: (continued)
Series 2013-GC16 B (d)	11/10/2046	5.16%	$206,000	$203,572
Series 2015-GC28 A5	02/10/2048	3.40%	1,000,000	982,749
Series 2015-GC28 AS	02/12/2048	3.76%	1,985,000	1,944,091
Series 2021-NQM1 A3 (a)(d)	07/25/2061	1.53%	1,520,766	1,379,106
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2018-BCON A (a)	01/07/2031	3.73%	3,630,000	3,608,469
Series 2021-MHC A (1 Month LIBOR USD + 0.800%) (a)(c)	04/15/2038	2.12%	4,157,546	4,011,301
Series 2013-C15 A-S	11/17/2045	4.42%	3,325,000	3,319,855
Series 2013-C13 A4 (d)	01/18/2046	3.99%	513,180	511,596
Series 2014-C23 ASB	09/17/2047	3.66%	1,352,466	1,344,373
Series 2014-C22 AS	09/17/2047	4.11%	3,650,000	3,582,009
Series 2013-C10 AS	12/17/2047	3.37%	200,000	198,513
Series 2016-JP3 A-5	08/15/2049	2.87%	1,000,000	944,849
Ladder Capital Commercial Mortgage Trust, 2013-GCP A1 (a)	02/15/2036	3.57%	1,981,593	1,913,666
Morgan Stanley Capital I Trust, 2017-CLS A (1 Month LIBOR USD + 0.700%) (a)(c)	11/15/2034	2.02%	2,785,000	2,757,574
Natixis Commercial Mortgage Securities Trust, 2018-285M A (a)(d)	11/15/2032	3.92%	1,000,000	994,082
New Residential Mortgage Loan Trust
Series 2016-1A A1 (a)(d)	03/25/2056	3.75%	787,101	762,659
Series 2017-2A A3 (a)(d)	03/25/2057	4.00%	1,179,048	1,148,989
OBX Trust, 2018-1 A2 (1 Month LIBOR USD + 0.650%) (a)(c)	06/25/2057	2.27%	682,338	667,677
OPG TRUST, 2021-PORT B (1 Month LIBOR USD + 0.713%) (a)(c)	10/15/2036	2.04%	5,550,000	5,187,769
PKHL Commercial Mortgage Trust, 2021-MF A (1 Month LIBOR USD + 0.880%) (a)(c)	07/15/2038	2.21%	5,750,000	5,544,825
Sequoia Mortgage Trust, 2020-2 A4 (a)(d)	03/25/2050	3.50%	9,021	8,999
SREIT Trust, 2021-MFP2 A (1 Month LIBOR USD + 0.822%) (a)(c)	11/17/2036	2.15%	5,000,000	4,792,119
UBS-Barclays Commercial Mortgage Trust
Series 2013-C5 B (a)(d)	03/12/2046	3.65%	265,000	258,183
Series 2013-C6 B (a)(d)	04/12/2046	3.88%	700,000	683,505
Verus Securitization Trust
Series 2020-1 A1 (a)(d)	01/25/2060	2.42%	519,955	510,204
Series 2020-1 A3 (a)(d)	01/25/2060	2.72%	1,330,561	1,304,186
Wells Fargo Commercial Mortgage Trust, 2012-LC5 AS	10/17/2045	3.54%	650,000	649,301
WFRBS Commercial Mortgage Trust
Series 2013-C13 AS	05/17/2045	3.35%	650,000	643,844
Series 2013-C14 A5	06/15/2046	3.34%	727,218	716,018
Series 2014-C24 A5	11/18/2047	3.61%	1,000,000	983,844
Series 2014-C22 AS (d)	09/17/2057	4.07%	350,000	344,311
TOTAL MORTGAGE BACKED SECURITIES (Cost $215,998,762)				208,701,658

MUNICIPAL BONDS: 0.54%
Forsyth County School District	02/01/2024	0.92%	1,330,000	1,285,207
Miami Dade County Florida Aviation Refunding Taxable Series B	10/01/2023	2.37%	1,350,000	1,330,818
Nebraska Public Power District	01/01/2024	2.22%	1,700,000	1,670,870
Pennsylvania State University	09/01/2023	1.35%	2,945,000	2,891,799
State of Hawaii	08/01/2025	1.03%	4,220,000	3,932,701
Water Works Board of the City of Birmingham	01/01/2024	2.20%	695,000	685,122
TOTAL MUNICIPAL BONDS (Cost $12,241,785)				11,796,517

U.S. GOVERNMENT AGENCY ISSUES: 4.98%
Federal Farm Credit Banks	05/10/2023	0.13%	19,410,000	18,964,753
Federal Farm Credit Banks	06/26/2023	1.77%	5,135,000	5,074,049
Federal Farm Credit Banks	07/17/2023	2.88%	10,985,000	10,988,910
Federal Home Loan Banks	06/09/2023	3.25%	15,200,000	15,245,721
Federal Home Loan Banks	09/08/2023	3.38%	9,000,000	9,046,054

The accompanying notes are an integral part of these consolidated financial statements. | 25

LoCorr Macro Strategies Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
U.S. GOVERNMENT AGENCY ISSUES: (continued)
Federal Home Loan Banks	06/14/2024	1.75%	$12,435,000	$12,134,502
Federal Home Loan Banks	04/14/2025	0.50%	9,350,000	8,727,546
Federal Home Loan Mortgage Corp.	05/19/2023	0.25%	7,210,000	7,041,904
Federal Home Loan Mortgage Corp.	09/08/2023	0.25%	2,000,000	1,939,048
Federal National Mortgage Association	09/06/2022	1.38%	5,855,000	5,850,937
Federal National Mortgage Association	07/10/2023	0.25%	9,000,000	8,761,675
Federal National Mortgage Association	07/02/2024	1.75%	5,000,000	4,891,084
TOTAL U.S. GOVERNMENT AGENCY ISSUES (Cost $110,991,505)				108,666,183

U.S. GOVERNMENT NOTES: 12.77%
United States Treasury Note	08/31/2023	0.13%	20,140,000	19,491,744
United States Treasury Note	06/15/2024	0.25%	11,640,000	11,047,542
United States Treasury Note	06/30/2024	1.75%	1,885,000	1,841,409
United States Treasury Note	08/15/2024	0.38%	10,150,000	9,610,385
United States Treasury Note	09/15/2024	0.38%	33,700,000	31,835,969
United States Treasury Note	09/30/2024	1.50%	16,795,000	16,261,627
United States Treasury Note	02/15/2025	7.63%	1,500,000	1,674,141
United States Treasury Note	05/31/2025	0.25%	124,940,000	115,418,205
United States Treasury Note	04/15/2025	2.63%	72,095,000	71,385,315
TOTAL U.S. GOVERNMENT NOTES (Cost $282,509,793)				278,566,337

SHORT TERM INVESTMENT: 48.13%			Shares
MONEY MARKET FUND: 48.13%
STIT-Government & Agency Portfolio, Institutional Class, 1.38% (e)(f)^			1,048,537,023	1,048,537,023
TOTAL MONEY MARKET FUND (Cost $1,048,537,023)				1,048,537,023
TOTAL SHORT TERM INVESTMENT (Cost $1,048,537,023)				1,048,537,023

TOTAL INVESTMENTS (Cost $2,038,639,435): 91.93%				2,005,827,457
Other Assets in Excess of Liabilities: 8.07% (g)				176,034,993
TOTAL NET ASSETS: 100.00%				$2,181,862,450

(a)

Security as defined in Rule 144A under the Securities Act of 1933 and determined to be liquid. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At June 30, 2022, the value of these securities total $268,103,532 which represents 12.29% of total net assets.

(b)	Foreign issued security.
(c)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of June 30, 2022.
(d)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of June 30, 2022.
(e)	The rate quoted is the annualized seven-day effective yield as of June 30, 2022.
(f)	All or a portion of this security is pledged as collateral for derivative contracts. At June 30, 2022, the value of this collateral totals $12,244.
(g)	Includes assets pledged as collateral for derivative contracts. At June 30, 2022, the value of these assets totals $122,408,250.
^	Holdings is greater than 25% of portfolio value. Additional information regarding the underlying Fund’s holdings and financial statements may be found at https://sec.gov.
CMT	Constant Maturity Treasury	SOFR	Secured Overnight Financing Rate
LIBOR	London Interbank Offered Rate	SOFR30A	30 Day Average Secured Overnight Financing Rate
PLC	Public Limited Company	TSFR1M	1 Month Term Secured Overnight Financing Rate

26 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund – Consolidated Schedule of Open Forward Currency Contracts

LoCorr Macro Strategies Fund
Consolidated Schedule of Open Forward Currency Contracts

June 30, 2022 (Unaudited)

			Currency to be Received		Currency to be Delivered
Notional Amount	Counterparty Abbreviation	Forward Settlement Date	Currency Abbreviation	U.S. $ Notional Amount at June 30, 2022	Currency Abbreviation	U.S. $ Notional Amount on Origination Date	Unrealized Appreciation	Unrealized (Depreciation)
	See key for abbreviation
Purchase Contracts:
$10,796,836	DB	07/20/2022	KRW	$10,532,775	USD	$10,796,836	$—	$(264,061)
85,023,666	DB	07/20/2022	JPY	84,026,912	USD	85,023,666	—	(996,754)
60,049,648	BAML	09/22/2022	JPY	59,709,762	USD	60,049,648	—	(339,886)
3,761,332	DB	07/20/2022	CLP	3,558,079	USD	3,761,332	—	(203,253)
47,900,863	DB	07/20/2022	MXN	47,539,326	USD	47,900,863	—	(361,537)
678,556	DB	08/17/2022	KRW	673,806	USD	678,556	—	(4,750)
42,078,718	BAML	09/23/2022	MXN	41,200,737	USD	42,078,718	—	(877,981)
3,899,555	DB	07/20/2022	INR	3,845,602	USD	3,899,555	—	(53,953)
26,310,015	DB	07/20/2022	SEK	25,733,773	USD	26,310,015	—	(576,242)
11,947,839	DB	07/20/2022	ZAR	11,749,900	USD	11,947,839	—	(197,939)
16,414,564	DB	07/20/2022	NOK	16,405,014	EUR	16,414,564	—	(9,550)
102,704,045	DB	07/20/2022	CHF	104,325,690	USD	102,704,045	1,621,645	—
9,863,666	DB	07/20/2022	NOK	9,816,047	USD	9,863,666	—	(47,619)
19,658,773	DB	07/20/2022	BRL	18,345,749	USD	19,658,773	—	(1,313,024)
67,626,093	DB	07/20/2022	AUD	66,673,450	USD	67,626,093	—	(952,643)
100,291,255	DB	07/20/2022	EUR	99,195,646	USD	100,291,255	—	(1,095,609)
7,674,933	DB	07/20/2022	SEK	7,629,212	EUR	7,674,933	—	(45,721)
59,715,827	DB	07/20/2022	CAD	59,555,266	USD	59,715,827	—	(160,561)
79,432,177	DB	07/20/2022	GBP	77,969,817	USD	79,432,177	—	(1,462,360)
13,723,607	DB	07/20/2022	PLN	13,471,977	USD	13,723,607	—	(251,630)
32,438,924	DB	07/20/2022	NZD	31,722,484	USD	32,438,924	—	(716,440)
43,295,107	BAML	09/23/2022	CHF	44,860,725	USD	43,295,107	1,565,618	—
7,765,360	DB	07/20/2022	PLN	7,523,529	EUR	7,765,360	—	(241,831)
35,029,489	BAML	09/23/2022	EUR	34,872,471	USD	35,029,489	—	(157,018)
3,179,857	DB	08/17/2022	SEK	3,187,506	EUR	3,179,857	7,649	—
35,160,494	BAML	09/23/2022	GBP	35,210,197	USD	35,160,494	49,703	—
16,956,037	BAML	09/23/2022	NZD	16,870,212	USD	16,956,037	—	(85,825)
15,007,937	BAML	09/23/2022	CAD	14,629,898	USD	15,007,937	—	(378,039)
9,459,570	BAML	09/23/2022	AUD	9,315,439	USD	9,459,570	—	(144,131)
9,897,371	DB	07/20/2022	EUR	9,748,520	NOK	9,897,371	—	(148,851)
2,270,835	DB	07/20/2022	ILS	2,218,305	USD	2,270,835	—	(52,530)
7,779,411	DB	07/20/2022	EUR	7,691,781	SEK	7,779,411	—	(87,630)
5,087,831	DB	07/20/2022	SGD	5,081,757	USD	5,087,831	—	(6,074)
7,694,493	DB	08/17/2022	GBP	7,712,627	USD	7,694,493	18,134	—
4,024,468	DB	07/20/2022	EUR	4,029,528	PLN	4,024,468	5,060	—
801,929	DB	08/17/2022	AUD	800,112	USD	801,929	—	(1,817)
Total Purchase Contracts				997,433,631		1,005,401,081	3,267,809	(11,235,259)

The accompanying notes are an integral part of these consolidated financial statements. | 27

LoCorr Macro Strategies Fund – Consolidated Schedule of Open Forward Currency Contracts (continued)

			Currency to be Received		Currency to be Delivered
Notional Amount	Counterparty Abbreviation	Forward Settlement Date	Currency Abbreviation	U.S. $ Notional Amount at June 30, 2022	Currency Abbreviation	U.S. $ Notional Amount on Origination Date	Unrealized Appreciation	Unrealized (Depreciation)
	See key for abbreviation
Sale Contracts:
$90,054	BAML	09/23/2022	USD	$89,104	MXN	$90,054	$950	$—
3,179,858	DB	08/17/2022	SEK	3,196,854	EUR	3,179,858	—	(16,996)
5,115,554	DB	08/17/2022	USD	5,117,383	GBP	5,115,554	—	(1,829)
7,765,361	DB	07/20/2022	PLN	7,618,327	EUR	7,765,361	147,034	—
7,674,933	DB	07/20/2022	SEK	7,691,781	EUR	7,674,933	—	(16,848)
3,461,512	DB	07/20/2022	USD	3,373,315	ILS	3,461,512	88,197	—
2,745,062	DB	07/20/2022	USD	2,734,444	PLN	2,745,062	10,618	—
10,975,931	DB	07/20/2022	USD	10,984,081	SGD	10,975,931	—	(8,150)
16,414,563	DB	07/20/2022	NOK	16,401,438	EUR	16,414,563	13,125	—
4,024,468	DB	07/20/2022	EUR	4,027,886	PLN	4,024,468	—	(3,418)
19,442,768	DB	07/20/2022	USD	19,314,497	NZD	19,442,768	128,271	—
22,467,457	BAML	09/23/2022	USD	21,582,448	AUD	22,467,457	885,009	—
36,332,247	BAML	09/23/2022	USD	35,415,090	CAD	36,332,247	917,157	—
79,404,383	BAML	09/23/2022	USD	77,219,537	GBP	79,404,383	2,184,846	—
77,637,683	DB	07/20/2022	USD	77,969,817	GBP	77,637,683	—	(332,134)
54,923,209	DB	07/20/2022	USD	54,070,525	CAD	54,923,209	852,684	—
7,779,411	DB	07/20/2022	EUR	7,580,693	SEK	7,779,411	198,718	—
9,897,370	DB	07/20/2022	EUR	9,535,823	NOK	9,897,370	361,547	—
18,497,247	DB	07/20/2022	USD	18,098,911	BRL	18,497,247	398,336	—
68,379,819	DB	07/20/2022	USD	66,673,450	AUD	68,379,819	1,706,369	—
105,088,351	BAML	09/23/2022	USD	103,347,789	EUR	105,088,351	1,740,562	—
104,162,933	BAML	09/23/2022	USD	106,382,018	CHF	104,162,933	—	(2,219,085)
70,079,189	BAML	09/23/2022	USD	68,359,955	NZD	70,079,189	1,719,234	—
150,019,373	DB	07/20/2022	USD	153,861,251	CHF	150,019,373	—	(3,841,878)
9,288,712	DB	07/20/2022	USD	9,066,978	ZAR	9,288,712	221,734	—
171,963,176	DB	07/20/2022	USD	169,471,033	EUR	171,963,176	2,492,143	—
20,250,221	DB	07/20/2022	USD	19,889,048	NOK	20,250,221	361,173	—
30,338,554	DB	07/20/2022	USD	29,370,758	SEK	30,338,554	967,796	—
388,671	DB	08/17/2022	USD	389,327	KRW	388,671	—	(656)
25,932,787	DB	07/20/2022	USD	26,467,766	MXN	25,932,787	—	(534,979)
11,360,893	DB	07/20/2022	USD	11,293,304	INR	11,360,893	67,589	—
5,501,692	DB	07/20/2022	USD	5,083,280	CLP	5,501,692	418,412	—
10,805,064	DB	07/20/2022	USD	10,532,775	KRW	10,805,064	272,289	—
118,877,733	DB	07/20/2022	USD	115,779,594	JPY	118,877,733	3,098,139	—
152,722,761	BAML	09/22/2022	USD	152,090,302	JPY	152,722,761	632,459	—
Total Sale Contracts				1,430,080,582		1,442,989,000	19,884,391	(6,975,973)
Net Forward Currency Contracts				$(432,646,951)		$(437,587,919)	$23,152,200	$(18,211,232)
Net Unrealized Appreciation							$4,940,968

Counterparty Abbreviations:

BAML	Bank of America Merrill Lynch
DB	Deutsche Bank

Currency Abbreviations:

AUD	AUSTRALIAN DOLLAR	EUR	EURO	NOK	NORWEGIAN KRONE	USD	U.S. DOLLAR
BRL	BRAZILIAN REAL	GBP	BRITISH POUND	NZD	NEW ZEALAND DOLLAR	ZAR	SOUTH AFRICAN RAND
CAD	CANADIAN DOLLAR	ILS	ISRAELI NEW SHEQEL	PLN	POLISH ZLOTY
CHF	SWISS FRANC	INR	INDIAN RUPEE	SEK	SWEDISH KRONA
CLP	CHILEAN PESO	JPY	JAPANESE YEN	SGD	SINGAPORE DOLLAR

28 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund – Consolidated Schedule of Open Futures Contracts

LoCorr Macro Strategies Fund
Consolidated Schedule of Open Futures Contracts

June 30, 2022 (Unaudited)

	Number of Contracts		Current	Notional	Value
Description	Purchased (Sold)	Settlement Month-Year	Notional Amount	Amount At Trade Date	Unrealized Appreciation	Unrealized (Depreciation)
Purchase Contracts:
3 Mo Euro Euribor	8	Jun-23	$2,059,230	$2,059,272	$—	$(42)
3 Mo Euro Euribor	26	Mar-24	6,682,281	6,682,524	—	(243)
3 Mo Euro Euribor	34	Jun-24	8,739,704	8,739,871	—	(167)
3 Mo Euro Euribor	36	Sep-23	9,254,747	9,255,412	—	(665)
3 Mo Euro Euribor	1867	Dec-23	479,814,735	478,979,024	835,711	—
3 Mo Euro Euribor	41	Sep-24	10,539,592	10,537,887	1,705	—
90 Day Euro	11	Mar-23	2,650,450	2,646,955	3,495	—
90 Day Euro	90	Jun-23	21,727,125	21,677,618	49,507	—
90 Day Euro	106	Sep-23	25,640,075	25,561,731	78,344	—
90 Day Euro	2381	Dec-23	576,827,013	574,865,600	1,961,413	—
90 Day Euro	340	Mar-24	82,467,000	82,172,403	294,597	—
90 Day Euro	384	Jun-24	93,225,600	92,925,573	300,027	—
90 Day Euro	419	Sep-24	101,769,863	101,484,104	285,759	—
Aluminum - 90 Day Settlement (a)	1	Jul-22	60,752	82,200	—	(21,448)
Aluminum - 90 Day Settlement (a)	1	Jul-22	60,802	83,631	—	(22,829)
Aluminum - 90 Day Settlement (a)	1	Jul-22	60,839	77,457	—	(16,618)
Aluminum - 90 Day Settlement (a)	2	Aug-22	121,754	148,561	—	(26,807)
Aluminum - 90 Day Settlement (a)	1	Aug-22	60,963	72,703	—	(11,740)
Aluminum - 90 Day Settlement (a)	2	Aug-22	121,963	145,829	—	(23,866)
Aluminum (a)(b)	198	Sep-22	12,103,988	14,159,529	—	(2,055,541)
Australian 10 Yr Bond	522	Sep-22	42,839,110	42,409,133	429,977	—
Australian 3 Yr Bond	178	Sep-22	13,202,976	13,086,057	116,919	—
Brent Crude (a)	340	Jul-22	37,070,200	37,729,085	—	(658,885)
Brent Crude (a)	20	Aug-22	2,111,800	2,127,713	—	(15,913)
Brent Crude (a)	8	Sep-22	822,560	833,089	—	(10,529)
Brent Crude (a)	1	Nov-22	98,600	100,341	—	(1,741)
Brent Crude (a)	3	Oct-22	301,740	305,933	—	(4,193)
British Pound	6	Sep-22	457,463	458,451	—	(988)
CAC 40 10 Euro Index	47	Jul-22	2,912,873	2,909,536	3,337	—
Canadian 10 Yr Bond	288	Sep-22	27,741,704	27,342,725	398,979	—
Canadian Dollar	13	Sep-22	1,010,100	1,008,075	2,025	—
Carbon Emission	45	Dec-22	4,251,761	4,099,091	152,670	—
Cocoa (NYBOT) (a)	12	Sep-22	280,800	291,079	—	(10,279)
Coffee (a)	148	Sep-22	12,770,550	12,956,893	—	(186,343)
Copper - 90 Day Settlement (a)	1	Jul-22	206,409	257,456	—	(51,047)
Copper - 90 Day Settlement (a)	1	Aug-22	206,639	236,590	—	(29,951)
Copper - 90 Day Settlement (a)	1	Aug-22	206,636	236,841	—	(30,205)
Copper - 90 Day Settlement (a)	1	Aug-22	206,631	230,904	—	(24,273)
Copper - 90 Day Settlement (a)	1	Aug-22	206,613	228,601	—	(21,988)
Copper - 90 Day Settlement (a)	1	Aug-22	206,563	231,946	—	(25,383)
Copper - 90 Day Settlement (a)	1	Sep-22	206,631	241,522	—	(34,891)
Copper (a)(b)	37	Sep-22	7,640,500	8,635,291	—	(994,791)
Corn (a)	645	Dec-22	19,986,938	23,163,025	—	(3,176,087)
Cotton No.2 (a)	101	Dec-22	4,991,420	6,213,158	—	(1,221,738)
Dollar	222	Sep-22	23,191,008	23,137,336	53,672	—
Dow Jones Industrial Average Mini E-Cbot Index	16	Sep-22	2,462,480	2,438,863	23,617	—
Euro-Bobl	527	Sep-22	68,586,657	67,741,331	845,326	—

The accompanying notes are an integral part of these consolidated financial statements. | 29

LoCorr Macro Strategies Fund – Consolidated Schedule of Open Futures Contracts (continued)

	Number of Contracts		Current	Notional	Value
Description	Purchased (Sold)	Settlement Month-Year	Notional Amount	Amount At Trade Date	Unrealized Appreciation	Unrealized (Depreciation)
Purchase Contracts: (continued)
Euro-BTP	203	Sep-22	$26,191,900	$25,671,403	$520,497	$—
Euro-Bund	279	Sep-22	43,500,187	42,819,205	680,982	—
Euro-Buxl 30 Yr Bond	43	Sep-22	7,370,347	7,155,894	214,453	—
Euro-OAT	114	Sep-22	16,549,736	16,336,218	213,518	—
Euro-Schatz	252	Sep-22	28,823,503	28,704,867	118,636	—
FTSE 100 Index	565	Sep-22	48,976,432	49,147,101	—	(170,669)
Gasoline RBOB (a)	108	Jul-22	16,040,657	17,079,637	—	(1,038,980)
Gold (a)	67	Aug-22	12,108,910	12,348,695	—	(239,785)
Hang Seng Index	11	Jul-22	1,524,086	1,538,089	—	(14,003)
Hard Red Wheat (a)	229	Sep-22	10,897,538	13,254,745	—	(2,357,207)
Heating Oil (a)	98	Jul-22	15,766,338	17,470,577	—	(1,704,239)
Heating Oil (a)	2	Aug-22	316,252	336,063	—	(19,811)
Heating Oil (a)	2	Sep-22	310,682	329,758	—	(19,076)
Heating Oil (a)	1	Oct-22	152,279	163,852	—	(11,573)
Japanese 10 Yr Bond	40	Sep-22	43,811,910	43,755,497	56,413	—
Japanese Yen	54	Sep-22	5,005,463	4,989,582	15,881	—
Lead (a)(b)	13	Sep-22	620,263	674,700	—	(54,437)
Copper - 90 Day Settlement (a)	1	Jul-22	206,625	246,213	—	(39,588)
Live Cattle (a)	57	Aug-22	3,022,710	3,042,713	—	(20,003)
Long Gilt	475	Sep-22	65,905,243	65,211,850	693,393	—
Low Sulphur Gasoil (a)	134	Aug-22	15,061,600	16,673,982	—	(1,612,382)
Mexican Peso	73	Sep-22	1,787,040	1,787,777	—	(737)
Nasdaq 100 E-Mini Index	2	Sep-22	461,180	462,999	—	(1,819)
Natural Gas (a)	108	Jul-22	5,857,920	8,053,837	—	(2,195,917)
Nickel (a)(b)	1	Sep-22	136,206	159,738	—	(23,532)
Nikkei 225 Index (SGX)	1	Sep-22	96,919	98,468	—	(1,549)
S&P 500 E-Mini Index	104	Sep-22	19,705,400	19,714,135	—	(8,735)
S&P/TSX 60 Index	35	Sep-22	6,213,098	6,277,708	—	(64,610)
Soybean (a)	464	Nov-22	33,825,600	35,396,935	—	(1,571,335)
Soybean Meal (a)	269	Dec-22	10,940,230	10,642,181	298,049	—
Soybean Oil (a)	235	Dec-22	9,088,860	10,529,222	—	(1,440,362)
Sugar (a)	551	Sep-22	11,416,720	11,940,374	—	(523,654)
New Zealand Dollar	27	Sep-22	1,685,340	1,686,545	—	(1,205)
Swiss Franc	5	Jun-23	1,475,368	1,475,296	72	—
Swiss Franc	10	Sep-23	2,952,866	2,951,946	920	—
Swiss Franc	38	Sep-24	11,256,741	11,242,880	13,861	—
Swiss Franc	39	Jun-24	11,543,476	11,528,916	14,560	—
Swiss Franc	17	Dec-23	5,024,529	5,022,793	1,736	—
Swiss Franc	309	Mar-24	91,398,724	91,276,371	122,353	—
Swiss Franc	22	Dec-24	6,521,747	6,515,420	6,327	—
Swiss Franc	1	Sep-22	131,794	131,509	285	—
U.S. 10 Yr Note	129	Sep-22	15,290,531	15,210,929	79,602	—
U.S. 2 Yr Note	481	Sep-22	101,017,517	100,648,224	369,293	—
U.S. 5 Yr Note	439	Sep-22	49,277,750	48,790,858	486,892	—
U.S. Long Bond	84	Sep-22	11,644,500	11,534,031	110,469	—
U.S. Ultra Bond	129	Sep-22	19,910,344	19,346,266	564,078	—
Wheat (a)	195	Dec-22	8,779,875	10,655,322	—	(1,875,447)
WTI Crude (a)	175	Jul-22	18,508,000	19,529,212	—	(1,021,212)
Zinc - 90 Day Settlement (a)	1	Jul-22	79,452	105,118	—	(25,666)
Zinc - 90 Day Settlement (a)	1	Aug-22	79,281	89,328	—	(10,047)
Zinc - 90 Day Settlement (a)	1	Sep-22	79,019	89,572	—	(10,553)
Zinc - 90 Day Settlement (a)	1	Sep-22	78,975	88,934	—	(9,959)

30 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund – Consolidated Schedule of Open Futures Contracts (continued)

	Number of Contracts		Current	Notional	Value
Description	Purchased (Sold)	Settlement Month-Year	Notional Amount	Amount At Trade Date	Unrealized Appreciation	Unrealized (Depreciation)
Purchase Contracts: (continued)
Zinc (a)(b)	125	Sep-22	$9,877,344	$11,395,999	$—	$(1,518,655)
Total Purchase Contracts					10,419,350	(26,285,938)

Sale Contracts:
10 Yr Mini JGB	(10)	Sep-22	$1,095,593	$1,093,790	$—	$(1,803)
3 Mo Euro Euribor	(2)	Mar-23	516,039	515,868	—	(171)
90 Day Euro	(114)	Dec-24	27,692,025	27,668,242	—	(23,783)
Aluminum - 90 Day Settlement (a)	(1)	Jul-22	60,752	81,509	20,757	—
Aluminum - 90 Day Settlement (a)	(1)	Jul-22	60,802	82,420	21,618	—
Aluminum - 90 Day Settlement (a)	(1)	Jul-22	60,839	77,477	16,638	—
Aluminum - 90 Day Settlement (a)	(2)	Aug-22	121,754	145,929	24,175	—
Aluminum - 90 Day Settlement (a)	(1)	Aug-22	60,963	71,441	10,478	—
Aluminum - 90 Day Settlement (a)	(2)	Aug-22	121,963	144,997	23,034	—
Aluminum (a)(b)	(164)	Sep-22	10,025,525	10,987,308	961,783	—
Australian 10 Yr Bond	(807)	Sep-22	66,228,282	66,189,493	—	(38,789)
Australian Dollar	(254)	Sep-22	17,553,940	17,533,020	—	(20,920)
Bovespa Index	(840)	Aug-22	16,019,941	16,413,839	393,898	—
Brent Crude (a)	(3)	Jul-22	327,090	327,235	145	—
British Pound	(181)	Sep-22	13,800,119	13,745,898	—	(54,221)
CAC 40 10 Euro Index	(180)	Jul-22	11,155,684	11,293,621	137,937	—
Canadian 10 Yr Bond	(524)	Sep-22	50,474,487	52,020,466	1,545,979	—
Canadian Dollar	(59)	Sep-22	4,584,300	4,582,214	—	(2,086)
CBOE Volatility Index (a)	(105)	Jul-22	2,999,042	2,984,966	—	(14,076)
CBOE Volatility Index (a)	(38)	Aug-22	1,108,741	1,112,544	3,803	—
CBOE Volatility Index (a)	(1)	Sep-22	29,530	28,547	—	(983)
CBOE Volatility Index (a)	(55)	Sep-22	7,005,625	6,959,026	—	(46,599)
Cocoa (ICE) (a)	(188)	Sep-22	3,920,243	4,037,460	117,217	—
Coffee (a)	(5)	Sep-22	431,437	417,700	—	(13,737)
Copper - 90 Day Settlement (a)	(1)	Jul-22	206,409	258,174	51,765	—
Copper - 90 Day Settlement (a)	(1)	Jul-22	206,625	247,393	40,768	—
Copper - 90 Day Settlement (a)	(1)	Aug-22	206,638	237,398	30,760	—
Copper - 90 Day Settlement (a)	(1)	Aug-22	206,636	239,519	32,883	—
Copper - 90 Day Settlement (a)	(1)	Aug-22	206,631	232,952	26,321	—
Copper - 90 Day Settlement (a)	(1)	Aug-22	206,612	226,567	19,955	—
Copper - 90 Day Settlement (a)	(1)	Aug-22	206,562	231,608	25,046	—
Copper - 90 Day Settlement (a)	(1)	Sep-22	206,631	240,454	33,823	—
Copper (a)(b)	(167)	Sep-22	34,485,500	36,706,684	2,221,184	—
Copper (COMEX) (a)	(248)	Sep-22	23,002,000	23,391,308	389,308	—
Corn (a)	(220)	Dec-22	6,817,250	7,358,081	540,831	—
Cotton No.2 (a)	(46)	Dec-22	2,273,320	2,322,468	49,148	—
DAX Index	(210)	Sep-22	70,262,984	71,867,054	1,604,070	—
Dow Jones Industrial Average Mini E-Cbot Index	(34)	Sep-22	5,232,770	5,346,567	113,797	—
Euro	(827)	Sep-22	108,936,575	108,911,903	—	(24,672)
Euro-Bobl	(672)	Sep-22	87,457,746	86,325,971	—	(1,131,775)
Euro-BTP	(27)	Sep-22	3,483,652	3,462,144	—	(21,508)
Euro-Bund	(869)	Sep-22	135,489,835	133,410,901	—	(2,078,934)
Euro-Buxl 30 Yr Bond	(5)	Sep-22	857,017	843,405	—	(13,612)
Euro-OAT	(29)	Sep-22	4,210,020	4,195,470	—	(14,550)
Euro-Schatz	(1,362)	Sep-22	155,784,174	155,524,968	—	(259,206)
Euro-Stoxx 50 Index	(959)	Sep-22	34,581,646	34,774,215	192,569	—
FTSE China A50 Index	(88)	Jul-22	1,309,704	1,287,127	—	(22,577)
FTSE MIB Index	(9)	Sep-22	1,000,126	1,019,728	19,602	—

The accompanying notes are an integral part of these consolidated financial statements. | 31

LoCorr Macro Strategies Fund – Consolidated Schedule of Open Futures Contracts (continued)

	Number of Contracts		Current	Notional	Value
Description	Purchased (Sold)	Settlement Month-Year	Notional Amount	Amount At Trade Date	Unrealized Appreciation	Unrealized (Depreciation)
Sale Contracts: (continued)
FTSE/JSE Top 40 Index	(1)	Sep-22	$36,854	$37,131	$277	$—
Gasoline RBOB (a)	(33)	Jul-22	4,901,312	5,098,904	197,592	—
Gasoline RBOB (a)	(17)	Aug-22	2,428,957	2,561,012	132,055	—
Gasoline RBOB (a)	(4)	Sep-22	521,875	551,684	29,809	—
Gasoline RBOB (a)	(1)	Oct-22	123,039	128,464	5,425	—
Gold (a)	(127)	Aug-22	22,952,710	23,008,938	56,228	—
Hang Seng Index	(476)	Jul-22	65,951,369	66,930,127	978,758	—
Hard Red Wheat (a)	(39)	Sep-22	1,855,912	1,998,174	142,262	—
Heating Oil (a)	(35)	Jul-22	5,630,835	5,654,343	23,508	—
H-Shares Index	(211)	Jul-22	10,203,389	10,331,776	128,387	—
IBEX 35 Index	(31)	Jul-22	2,611,791	2,629,027	17,236	—
Japanese 10 Yr Bond	(167)	Sep-22	182,914,726	183,539,356	624,630	—
Japanese Yen	(199)	Sep-22	18,446,057	18,382,217	—	(63,840)
KOSPI 200 Index	(258)	Sep-22	15,273,048	15,627,555	354,507	—
Lead (a)(b)	(15)	Sep-22	715,688	816,535	100,847	—
Lean Hogs (a)	(5)	Aug-22	204,200	204,198	—	(2)
Long Gilt	(1,383)	Sep-22	191,888,324	192,409,773	521,449	—
Low Sulphur Gasoil (a)	(29)	Aug-22	3,259,600	3,387,317	127,717	—
Low Sulphur Gasoil (a)	(8)	Sep-22	881,600	887,391	5,791	—
Low Sulphur Gasoil (a)	(1)	Oct-22	108,275	107,774	—	(501)
MSCI EAFE Index	(207)	Sep-22	19,215,810	19,057,166	—	(158,644)
MSCI Emerging Markets Index	(567)	Sep-22	28,426,545	28,349,735	—	(76,810)
MSCI Taiwan Index	(48)	Jul-22	2,434,560	2,448,366	13,806	—
Nasdaq 100 E-Mini Index	(80)	Sep-22	18,447,200	18,530,524	83,324	—
Natural Gas (a)	(224)	Jul-22	12,149,760	13,629,601	1,479,841	—
Natural Gas (a)	(50)	Aug-22	2,696,000	3,075,140	379,140	—
Natural Gas (a)	(32)	Sep-22	1,730,880	2,058,272	327,392	—
Natural Gas (a)	(16)	Oct-22	883,200	968,551	85,351	—
Natural Gas (a)	(4)	Nov-22	226,320	254,713	28,393	—
Nickel (a)(b)	(1)	Sep-22	136,206	158,355	22,149	—
Nikkei 225 Index (OSE)	(122)	Sep-22	23,720,225	23,759,060	38,835	—
Nikkei 225 Index (SGX)	(33)	Sep-22	3,198,334	3,219,823	21,489	—
Platinum (a)	(9)	Oct-22	402,885	406,808	3,923	—
Russell 2000 Mini Index	(676)	Sep-22	57,730,400	57,837,908	107,508	—
S&P 500 E-Mini Index	(29)	Sep-22	5,494,775	5,514,318	19,543	—
S&P MidCap 400 E-Mini Index	(3)	Sep-22	680,400	702,405	22,005	—
SET 50 Index	(273)	Sep-22	1,451,058	1,461,887	10,829	—
SGX Nifty 50 Index	(200)	Jul-22	6,289,000	6,304,256	15,256	—
Silver (a)	(446)	Sep-22	45,384,960	46,417,360	1,032,400	—
Soybean (a)	(165)	Nov-22	12,028,500	11,996,158	—	(32,342)
Soybean Meal (a)	(120)	Dec-22	4,880,400	4,769,269	—	(111,131)
Soybean Oil (a)	(101)	Dec-22	3,906,276	4,105,662	199,386	—
SPI 200 Index	(61)	Sep-22	6,801,053	6,877,553	76,500	—
Sugar (a)	(238)	Sep-22	4,931,360	5,042,464	111,104	—
Swiss Franc	(110)	Sep-22	14,497,313	14,457,158	—	(40,155)
Tokyo Price Index	(194)	Sep-22	26,745,062	26,675,198	—	(69,864)
U.S. 10 Yr Note	(1,087)	Sep-22	128,843,469	127,333,034	—	(1,510,435)
U.S. 5 Yr Note	(605)	Sep-22	67,911,250	67,382,355	—	(528,895)
U.S. Long Bond	(402)	Sep-22	55,727,250	56,016,497	289,247	—
U.S. Ultra Bond	(28)	Sep-22	4,321,625	4,267,401	—	(54,224)
Wheat (a)	(71)	Sep-22	3,138,200	3,524,599	386,399	—
WTI Crude (a)	(8)	Jul-22	846,080	846,623	543	—

32 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund – Consolidated Schedule of Open Futures Contracts (continued)

	Number of Contracts		Current	Notional	Value
Description	Purchased (Sold)	Settlement Month-Year	Notional Amount	Amount At Trade Date	Unrealized Appreciation	Unrealized (Depreciation)
Sale Contracts: (continued)
WTI Crude (a)	(10)	Aug-22	$1,031,000	$1,033,872	$2,872	$—
WTI Crude (a)	(6)	Sep-22	601,620	604,599	2,979	—
WTI Crude (a)	(2)	Dec-22	187,340	188,796	1,456	—
WTI Crude (a)	(2)	Oct-22	195,500	195,856	356	—
WTI Crude (a)	(3)	Nov-22	286,680	287,435	755	—
Zinc - 90 Day Settlement (a)	(1)	Jul-22	79,452	105,222	25,770	—
Zinc - 90 Day Settlement (a)	(1)	Aug-22	79,281	87,882	8,601	—
Zinc - 90 Day Settlement (a)	(1)	Sep-22	79,019	90,348	11,329	—
Zinc - 90 Day Settlement (a)	(1)	Sep-22	78,975	88,441	9,466	—
Zinc (a)(b)	(36)	Sep-22	2,844,675	3,205,488	360,813	—
Total Sale Contracts					17,294,530	(6,430,845)
Total Futures Contracts					$27,713,880	$(32,716,783)
Net Unrealized Depreciation						$(5,002,903)

(a)

London Metal Exchange (‘’LME’’) futures contracts settle on their respective maturity date. The unrealized appreciation on these contracts is a receivable for unsettled open futures contracts and the unrealized depreciation is a payable for unsettled open futures contracts on the Fund’s consolidated statement of assets and liabilities.

ICE	Intercontinental Exchange	OSE	Osaka Securities Exchange
NYBOT	New York Board of Trade	SGX	Singapore Exchange Limited

The accompanying notes are an integral part of these consolidated financial statements. | 33

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments

Consolidated Schedule of Investments

June 30, 2022 (Unaudited)

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES: 5.21%
321 Henderson Receivables I LLC
Series 2006-4A A1 (1 Month LIBOR USD + 0.200%) (a)(c)	12/15/2041	1.52%	$4,099	$4,097
Series 2004-A A1 (1 Month LIBOR USD + 0.350%) (a)(c)	09/15/2045	1.67%	26,243	25,890
American Homes 4 Rent Trust, 2014-SFR2 A (a)	10/17/2036	3.79%	277,435	275,925
AmeriCredit Automobile Receivables Trust
Series 2020-3 A-3	06/18/2025	0.53%	1,827,483	1,803,190
Series 2021-2 A3	12/18/2026	0.34%	2,010,000	1,949,368
Asset Backed Securities Corp Home Equity Loan Trust, 2002-HE1 M1 (1 Month LIBOR USD + 1.650%) (c)	03/15/2032	2.97%	294,619	289,078
Bank of America Credit Card Trust, 2021-A1 A1	09/15/2026	0.44%	850,000	807,693
Capital One Multi-Asset Execution Trust, 2015-A4 A4	05/15/2025	2.75%	1,210,000	1,210,486
Carmax Auto Owner Trust, 2021-4 A3	09/15/2026	0.56%	2,620,000	2,511,182
CarMax Auto Owner Trust, 2018-4 A3	09/15/2023	3.36%	5,018	5,023
Carvana Auto Receivables Trust
Series 2021-P2 A3	03/10/2026	0.49%	2,630,000	2,534,472
Series 2021-P4 A-3	01/10/2027	1.31%	3,620,000	3,426,642
Chase Issuance Trust, 2020-A1 A1	01/15/2025	1.53%	1,050,000	1,042,054
Citibank Credit Card Issuance Trust
Series 2018-A6 A6	12/09/2024	3.21%	1,500,000	1,503,173
Series 2018-A3 A3	05/23/2025	3.29%	1,085,000	1,085,812
DB Master Finance LLC, 2021-1A A2I (a)	11/20/2051	2.05%	2,039,750	1,811,096
Diamond Resorts Owner Trust
Series 2018-1 A (a)	01/21/2031	3.70%	286,097	285,407
Series 2021-1A A (a)	11/21/2033	1.51%	611,708	573,212
Discover Card Execution Note Trust, 2018-A2 A2 (1 Month LIBOR USD + 0.330%) (c)	08/15/2025	1.65%	1,225,000	1,225,607
Elara HGV Timeshare Issuer, 2021-A A (a)	08/27/2035	1.36%	2,341,932	2,152,046
Freddie Mac STACR REMIC Trust, 2021-HQA4 M1 (SOFR30A + 0.950%) (a)(c)	12/26/2041	1.88%	3,250,000	3,143,449

34 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES: (continued)
GM Financial Automobile Leasing Trust, 2021-2 A4	05/20/2025	0.41%	$2,182,000	$2,101,533
GM Financial Consumer Automobile Receivables Trust
Series 2021-1 A3	10/16/2025	0.35%	1,400,000	1,365,478
Series 2021-3 A3	06/16/2026	0.48%	2,310,000	2,207,909
Series 2021-4 A3	09/16/2026	0.68%	1,736,000	1,648,248
Honda Auto Receivables Owner Trust, 2020-3 A3	10/18/2024	0.37%	1,962,532	1,926,990
Hyundai Auto Receivables Trust, 2020-C A3	05/15/2025	0.38%	2,109,853	2,065,742
Invitation Homes Trust, 2018-SFR1 A (1 Month LIBOR USD + 0.700%) (a)(c)	03/19/2037	2.22%	554,213	546,075
Morgan Stanley Capital I Trust, 2004-HE6 M1 (1 Month LIBOR USD + 0.825%) (c)	08/25/2034	2.45%	63,920	61,392
MVW Owner Trust
Series 2018-1A A (a)	01/21/2036	3.45%	630,663	620,415
Series 2019-1A A (a)	11/20/2036	2.89%	293,845	284,178
Series 2019-2A A (a)	10/20/2038	2.22%	373,229	353,440
Series 2021-1WA A (a)	01/22/2041	1.14%	1,024,402	952,973
Navient Student Loan Trust, 2021-A A (a)	05/15/2069	0.84%	820,945	752,072
OneMain Financial Issuance Trust
Series 2016-3A A (a)	06/18/2031	3.83%	6,219	6,217
Series 2018-2A A (a)	03/14/2033	3.57%	500,000	491,622
PFS Financing Corp.
Series 2020-F A (a)	08/15/2024	0.93%	1,150,000	1,147,692
Series 2020-G A (a)	02/17/2026	0.97%	900,000	854,769
Series 2021-B A (a)	08/17/2026	0.77%	1,450,000	1,345,425
Planet Fitness Master Issuer LLC, 3.25100 (a)	12/05/2051	3.25%	2,394,000	2,154,744
Santander Drive Auto Receivables Trust, 2021-4 A3	08/15/2025	0.51%	2,950,000	2,900,895
SoFi Professional Loan Program LLC
Series 2016-D A2B (a)	04/25/2033	2.34%	156,545	155,243
Series 2017-B A2FX (a)	05/25/2040	2.74%	90,216	89,547
SoFi Professional Loan Program Trust, 2021-B AFX (a)	02/15/2047	1.14%	1,862,701	1,680,587
Taco Bell Funding LLC, 2021-1A A21 (a)	08/25/2051	1.95%	2,512,375	2,188,965
Tesla Auto Lease Trust, 2021-A B (a)	03/20/2025	1.02%	1,100,000	1,045,202
Toyota Auto Receivables Owner Trust, 2019-A A3	07/17/2023	2.91%	45,425	45,440
Toyota Lease Owner Trust, 2021-B A3 (a)	10/21/2024	0.42%	2,640,000	2,543,750
Tricon American Homes Trust, 2017-SFR2 A (a)	01/18/2036	2.93%	188,349	186,114
Verizon Owner Trust
Series 2019-B A1A	12/20/2023	2.33%	150,801	150,835
Series 2019-C A1A	04/20/2024	1.94%	67,481	67,401
Series 2020-A A1A	07/20/2024	1.85%	934,573	931,690
Volkswagen Auto Loan Enhanced Trust, 2021-1 A-3	06/22/2026	1.02%	2,790,000	2,674,724
TOTAL ASSET BACKED SECURITIES (Cost $66,120,429)				63,212,209

COMMODITY POOL: 3.46%			Shares
Galaxy Commmodity Polaris Fund - Valent(j)			39,332	41,993,465
TOTAL COMMODITY POOL (Cost $41,140,000)				41,993,465

			Principal Amount
CORPORATE BONDS: 12.19%
Aerospace & Defense: 0.09%
Boeing Co.	02/04/2026	2.20%	$1,260,000	1,134,913

Auto Manufacturers: 0.37%
Daimler Finance North America LLC (a)	03/01/2024	0.75%	540,000	513,342
General Motors Financial Co., Inc.	10/15/2024	1.20%	620,000	577,112

The accompanying notes are an integral part of these consolidated financial statements. | 35

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS: (continued)
General Motors Financial Co., Inc.	06/20/2025	2.75%	$1,795,000	$1,685,736
Volkswagen Group of America Finance LLC (a)	11/22/2023	0.88%	960,000	920,120
Volkswagen Group of America Finance LLC (a)	11/24/2025	1.25%	850,000	761,383
				4,457,693
Banks: 5.84%
Banco Santander SA (b)	02/23/2023	3.13%	1,200,000	1,195,060
Banco Santander SA (b)	03/24/2025	3.50%	800,000	782,118
Banco Santander SA (b)	05/28/2025	2.75%	585,000	554,440
Bank of America Corp. (SOFR + 0.690%) (c)	04/22/2025	0.98%	7,280,000	6,852,700
Bank of America Corp. (SOFR + 1.150%) (c)	06/19/2026	1.32%	4,070,000	3,696,664
Bank of America Corp. (SOFR + 1.010%) (c)	10/24/2026	1.20%	2,115,000	1,895,002
Barclays PLC (1 Year CMT Rate + 0.800%) (b)(c)	12/10/2024	1.01%	1,385,000	1,316,302
BNP Paribas SA (3 Month LIBOR USD + 1.111%) (a)(b)(c)	11/19/2025	2.82%	1,700,000	1,625,605
Canadian Imperial Bank (b)	04/07/2027	3.45%	1,125,000	1,081,425
Citigroup, Inc. (3 Month LIBOR USD + 1.023%) (c)	06/01/2024	4.04%	1,255,000	1,251,463
Citigroup, Inc. (SOFR + 0.669%) (c)	05/01/2025	0.98%	2,325,000	2,179,979
Citigroup, Inc. (SOFR + 1.372%) (c)	05/24/2025	4.14%	2,175,000	2,167,850
Citigroup, Inc. (SOFR + 0.528%) (c)	11/03/2025	1.28%	1,420,000	1,319,827
Citigroup, Inc. (SOFR + 0.765%) (c)	01/28/2027	1.12%	850,000	751,404
Credit Suisse AG (b)	05/05/2023	1.00%	1,100,000	1,076,578
Credit Suisse AG (b)	08/09/2023	0.52%	1,490,000	1,438,078
Deutsche Bank NY (b)	05/28/2024	0.90%	670,000	628,222
Federation des Caisses Desjardins du Quebec (a)(b)	05/21/2024	0.70%	1,220,000	1,147,672
Goldman Sachs Group, Inc. (SOFR + 0.572%) (c)	03/08/2024	0.67%	2,955,000	2,888,343
Goldman Sachs Group, Inc.	03/15/2024	3.00%	1,450,000	1,430,120
Goldman Sachs Group, Inc. (3 Month LIBOR USD + 1.201%) (c)	09/29/2025	3.27%	3,400,000	3,306,466
Goldman Sachs Group, Inc. (SOFR + 0.789%) (c)	12/09/2026	1.09%	1,585,000	1,413,251
HSBC Bank Canada (a)(b)	09/10/2023	1.65%	870,000	868,331
HSBC Holdings PLC (SOFR + 0.708%) (b)(c)	05/24/2025	0.98%	930,000	867,864
HSBC Holdings PLC (SOFR + 1.538%) (b)(c)	04/18/2026	1.65%	675,000	619,386
HSBC Holdings PLC (SOFR + 1.929%) (b)(c)	06/04/2026	2.10%	1,245,000	1,153,132
ING Groep NV (b)	04/09/2024	3.55%	1,210,000	1,200,005
ING Groep NV (SOFR + 1.640%) (b)(c)	03/28/2026	3.87%	1,165,000	1,141,799
JP Morgan Chase & Co. (TSFR3M + 0.600%) (c)	09/16/2024	0.65%	225,000	215,748
JP Morgan Chase & Co. (SOFR + 0.420%) (c)	02/16/2025	0.56%	550,000	518,640
JP Morgan Chase & Co. (SOFR + 0.540%) (c)	06/01/2025	0.82%	2,800,000	2,618,775
JP Morgan Chase & Co. (SOFR + 0.800%) (c)	11/19/2026	1.05%	3,290,000	2,927,817
JP Morgan Chase & Co. (TSFR3M + 0.695%) (c)	02/04/2027	1.04%	1,605,000	1,421,170
Mitsubishi UFJ Financial Group, Inc. (1 Year CMT Rate + 0.680%) (b)(c)	09/15/2024	0.85%	1,435,000	1,382,205
Mitsubishi UFJ Financial Group, Inc. (b)	02/25/2025	2.19%	1,205,000	1,143,277
Morgan Stanley (SOFR + 0.616%) (c)	04/05/2024	0.73%	1,480,000	1,443,285
Morgan Stanley (SOFR + 0.525%) (c)	05/30/2025	0.79%	425,000	396,532
Morgan Stanley (SOFR + 1.152%) (c)	07/22/2025	2.72%	1,525,000	1,470,250
Morgan Stanley (SOFR + 0.858%) (c)	07/20/2027	1.51%	2,455,000	2,155,842
NatWest Markets PLC (a)(b)	05/21/2023	2.38%	755,000	744,383
NatWest Markets PLC (a)(b)	08/12/2024	0.80%	850,000	789,724
Standard Chartered PLC (3 Month LIBOR USD + 1.080%) (a)(b)(c)	03/15/2024	3.89%	675,000	673,121
Svenska Handelsbanken AB (a)(b)	06/30/2023	0.63%	785,000	762,709
Svenska Handelsbanken AB (a)(b)	06/11/2024	0.55%	670,000	629,325
Toronto-Dominion Bank (b)	06/06/2025	3.77%	1,100,000	1,092,694
Toronto-Dominion Bank (b)	09/10/2026	1.25%	1,350,000	1,197,282
Truist Financial Corp.	08/05/2025	1.20%	360,000	331,054
UBS AG/London (a)(b)	06/01/2023	0.38%	770,000	745,332

36 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS: (continued)
UBS AG/London (a)(b)	08/09/2024	0.70%	$1,200,000	$1,124,121
UBS Group AG (1 Year CMT Rate + 0.830%) (a)(b)(c)	07/30/2024	1.01%	525,000	508,593
UBS Group AG (1 Year CMT Rate + 1.550%) (a)(b)(c)	05/12/2026	4.49%	650,000	648,589
				70,789,554
Beverages: 0.12%
Constellation Brands, Inc.	05/09/2024	3.60%	1,440,000	1,435,770

Cosmetics & Personal Care: 0.23%
GSK Consumer Healthcare Capital UK PLC (a)(b)	03/24/2025	3.13%	2,875,000	2,802,245

Diversified Financial Services: 0.95%
AerCap Ireland Capital/Global Aviation Trust (b)	10/29/2023	1.15%	1,425,000	1,358,547
AerCap Ireland Capital/Global Aviation Trust (b)	10/29/2024	1.65%	2,745,000	2,537,220
AerCap Ireland Capital/Global Aviation Trust (b)	01/15/2025	3.50%	1,900,000	1,816,010
AerCap Ireland Capital/Global Aviation Trust (b)	01/30/2026	1.75%	925,000	809,383
Air Lease Corp.	07/03/2023	3.88%	510,000	505,572
Air Lease Corp.	02/01/2024	4.25%	450,000	444,853
Capital One Bank	02/15/2023	3.38%	549,000	548,583
Capital One Financial Corp. (SOFR + 1.370%) (c)	05/09/2025	4.17%	1,150,000	1,134,045
Charles Schwab Corp.	03/03/2027	2.45%	915,000	854,565
Dragon 2012 LLC	03/12/2024	1.97%	4,115	4,071
Helios Leasing I LLC	05/29/2024	2.02%	4,593	4,537
Helios Leasing I LLC	07/24/2024	1.73%	5,131	5,051
Helios Leasing I LLC	09/28/2024	1.56%	5,071	4,930
MSN 41079 and 41084 Ltd. (b)	07/13/2024	1.72%	5,119	5,024
OMERS Finance Trust (a)(b)	05/02/2024	2.50%	920,000	909,395
Phoenix 2012 LLC	07/03/2024	1.61%	5,091	5,001
Private Export Funding Corp.	06/15/2025	3.25%	510,000	510,676
Tagua Leasing LLC (c)	11/16/2024	1.58%	5,636	5,513
				11,462,976
Electric: 0.25%
Eversource Energy	08/15/2025	0.80%	200,000	180,702
Southern California Edison Co.	08/01/2023	0.70%	1,125,000	1,090,806
Southern California Edison Co.	04/01/2024	1.10%	1,565,000	1,489,903
Southern California Edison Co.	02/01/2026	1.20%	350,000	313,499
				3,074,910
Entertainment: 0.25%
Magallanes, Inc. (a)	03/15/2025	3.64%	1,700,000	1,649,182
Magallanes, Inc. (a)	03/15/2027	3.76%	1,500,000	1,407,052
				3,056,234
Food: 0.13%
Conagra Brands, Inc.	08/11/2023	0.50%	700,000	675,044
McCormick & Co., Inc.	08/15/2024	3.15%	400,000	392,355
Mondelez International, Inc.	03/17/2024	2.13%	525,000	512,095
				1,579,494
Healthcare - Products: 0.64%
Baxter International, Inc.	11/29/2024	1.32%	2,800,000	2,631,280
DH Europe Finance II Sarl (b)	11/15/2024	2.20%	1,125,000	1,080,268
PerkinElmer, Inc.	09/15/2024	0.85%	2,655,000	2,459,640
Thermo Fisher Scientific, Inc.	10/18/2024	1.22%	1,705,000	1,616,897
				7,788,085
Healthcare - Services: 0.13%
HCA, Inc. (a)	03/15/2027	3.13%	610,000	554,985

The accompanying notes are an integral part of these consolidated financial statements. | 37

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS: (continued)
UnitedHealth Group, Inc.	05/15/2024	0.55%	$1,030,000	$981,185
				1,536,170
Insurance: 0.69%
Berkshire Hathaway Finance Corp.	03/15/2027	2.30%	845,000	799,303
Equitable Financial Life Global (a)	11/17/2023	0.50%	375,000	359,667
Equitable Financial Life Global (a)	07/07/2025	1.40%	1,125,000	1,034,904
Metropolitan Life Global Funding I (a)	06/07/2024	0.55%	1,510,000	1,421,463
Metropolitan Life Global Funding I (a)	07/02/2025	0.95%	945,000	869,846
Principal Life Global Funding II (a)	04/12/2024	0.75%	1,340,000	1,268,241
Principal Life Global Funding II (a)	01/12/2026	0.88%	1,090,000	966,227
Protective Life Global Funding (a)	07/05/2024	0.78%	1,740,000	1,634,823
				8,354,474
Media: 0.07%
Comcast Corp.	03/01/2026	3.15%	875,000	852,668

Miscellaneous Manufacturing: 0.05%
Trane Technologies Luxembourg Finance SA (b)	03/21/2026	3.50%	615,000	598,522

Oil & Gas: 0.08%
Phillips 66	02/15/2024	0.90%	1,080,000	1,029,132

Packaging & Containers: 0.21%
Amcor Finance, Inc.	04/28/2026	3.63%	1,535,000	1,478,751
Berry Global, Inc.	02/15/2024	0.95%	1,085,000	1,028,438
				2,507,189
Pharmaceuticals: 0.54%
AbbVie, Inc.	11/21/2024	2.60%	2,720,000	2,635,526
AbbVie, Inc.	05/14/2026	3.20%	535,000	515,332
Astrazeneca Finance LLC	05/28/2024	0.70%	1,755,000	1,664,601
Takeda Pharmaceutical Co. Ltd. (b)	11/26/2023	4.40%	1,675,000	1,688,481
				6,503,940
Pipelines: 0.34%
Enbridge, Inc. (b)	02/14/2025	2.50%	655,000	629,268
Energy Transfer Operating LP	05/15/2025	2.90%	360,000	342,483
MPLX LP	03/01/2026	1.75%	1,265,000	1,140,358
ONEOK, Inc.	09/01/2024	2.75%	610,000	590,380
TransCanada PipeLines Ltd. (b)	10/12/2024	1.00%	1,475,000	1,377,150
				4,079,639
Real Estate Investment Trusts: 0.43%
American Tower Corp.	09/15/2025	1.30%	2,405,000	2,179,302
Brixmor Operating Partnership LP	06/15/2024	3.65%	650,000	641,112
Crown Castle International Corp.	07/15/2025	1.35%	455,000	416,298
SITE Centers Corp.	02/01/2025	3.63%	525,000	510,688
SITE Centers Corp.	06/01/2027	4.70%	1,505,000	1,487,042
				5,234,442
Retail: 0.03%
Genuine Parts Co.	02/01/2025	1.75%	360,000	340,146

Software: 0.15%
Roper Technologies, Inc.	09/15/2024	2.35%	470,000	455,627
VMware, Inc.	08/15/2024	1.00%	1,535,000	1,437,209
				1,892,836

38 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS: (continued)
Telecommunications: 0.40%
NBN Co. Ltd. (a)(b)	10/08/2024	0.88%	$980,000	$915,764
NTT Finance Corp. (a)(b)	04/03/2026	1.16%	1,215,000	1,092,703
Verizon Communications, Inc.	11/20/2025	0.85%	2,285,000	2,071,670
Verizon Communications, Inc.	03/20/2026	1.45%	880,000	805,855
				4,885,992
Transportation: 0.20%
Canadian Pacific Railway Co. (b)	12/02/2024	1.35%	2,545,000	2,396,581
TOTAL CORPORATE BONDS (Cost $155,534,931)				147,793,605

FOREIGN GOVERNMENT BOND: 0.00%*
Petroleos Mexicanos (b)	12/20/2022	2.00%	1,250	1,245
TOTAL FOREIGN GOVERNMENT BOND (Cost $1,250)				1,245

MORTGAGE BACKED SECURITIES: 9.39%
ACRE Commercial Mortgage Trust, 2021-FL4 A (1 Month LIBOR USD + 0.830%) (a)(b)(c)	12/18/2037	2.44%	542,297	531,400
Alen Mortgage Trust, 2021-ACEN A (1 Month LIBOR USD + 1.150%) (a)(c)	04/17/2034	2.47%	1,250,000	1,200,367
Angel Oak Mortgage Trust
Series 2020-1 M1 (a)(d)	12/25/2059	3.16%	877,000	821,955
Series 2020-5 A3 (a)(d)	05/25/2065	2.04%	65,464	62,157
BAMLL Commercial Mortgage Securities Trust, 2022-DKLX A (TSFR1M + 1.150%) (a)(c)	01/18/2039	2.43%	3,750,000	3,643,121
BHP Trust, 2019-BXHP A (1 Month LIBOR USD + 0.975%) (a)(c)	08/15/2036	2.30%	1,920,766	1,862,854
BSREP Commercial Mortgage Trust, 2021-DC A (1 Month LIBOR USD + 0.950%) (a)(c)	08/16/2038	2.28%	2,000,000	1,920,476
BX Commercial Mortgage Trust
Series 2021-21M A (1 Month LIBOR USD + 0.730%) (a)(c)	10/15/2036	2.05%	1,150,000	1,093,374
Series 2021-XL2 B (1 Month LIBOR USD + 0.998%) (a)(c)	10/15/2038	2.32%	3,267,117	3,086,623
Series 2021-CIP A (1 Month LIBOR USD + 0.921%) (a)(c)	12/15/2038	2.25%	2,950,000	2,861,107
Citigroup Commercial Mortgage Trust, 2021-PRM2 A (1 Month LIBOR USD + 0.950%) (a)(c)	10/15/2038	2.28%	3,750,000	3,624,394
Comm Mortgage Trust
Series 2015-3BP A (a)	02/12/2035	3.18%	1,030,000	984,283
Series 2013-CR9 A4 (d)	07/12/2045	4.41%	873,825	872,031
Series 2013-CR6 A4	03/10/2046	3.10%	440,000	437,856
Series 2013-CR6 AM (a)	03/12/2046	3.15%	1,000,000	988,811
Series 2013-CR10 A4 (d)	08/10/2046	4.21%	200,000	199,764
Series 2014-UBS2 A5	03/10/2047	3.96%	1,150,000	1,143,806
Series 2014-UBS2 AM	03/12/2047	4.20%	1,150,000	1,140,791
Series 2015-CR27 AM	10/13/2048	3.98%	1,000,000	978,695
Connecticut Avenue Securities Trust
Series 2021-R01 1M2 (SOFR30A + 1.550%) (a)(c)	10/25/2041	2.48%	1,570,000	1,456,213
Series 2021-R03 1M1 (SOFR30A + 0.850%) (a)(c)	12/26/2041	1.78%	2,534,104	2,482,860
Series 2022-R01 1M1 (SOFR30A + 1.000%) (a)(c)	12/26/2041	1.93%	1,737,481	1,700,469
Series 2022-R04 (SOFR30A + 2.000%) (a)(c)	03/25/2042	2.93%	2,505,322	2,501,479
Series 2022-R03 1M1 (SOFR30A + 2.100%) (a)(c)	03/25/2042	3.03%	2,660,125	2,635,875
Series 2022-R06 (SOFR30A + 2.750%) (a)(c)	05/25/2042	3.70%	609,943	608,437
CSMC Trust, 2017-CALI A (a)	11/12/2032	3.43%	1,750,000	1,688,322
ELP Commercial Mortgage Trust, 2021-ELP B (1 Month LIBOR USD + 1.120%) (a)(c)	11/15/2038	2.45%	2,650,000	2,530,217
EQUS Mortgage Trust, 2021-EQAZ A (1 Month LIBOR USD + 0.755%) (a)(c)	10/15/2036	2.08%	2,650,000	2,530,203
Extended Stay America Trust, 2021-ESH A (1 Month LIBOR USD + 1.080%) (a)(c)	07/15/2038	2.41%	1,192,660	1,162,709
Fannie Mae Connecticut Avenue Securities
Series 2014-C02 1M2 (1 Month LIBOR USD + 2.600%) (c)	05/28/2024	4.22%	604,685	602,370

The accompanying notes are an integral part of these consolidated financial statements. | 39

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
MORTGAGE BACKED SECURITIES: (continued)
Series 2018-C01 1EB1 (1 Month LIBOR USD + 0.450%) (c)	07/25/2030	2.07%	$243,583	$241,025
Series 2021-R02 2M1 (SOFR30A + 0.900%) (a)(c)	11/25/2041	1.83%	1,928,501	1,884,281
FHLMC Multifamily Structured Pass Through Certificates
Series K052 A1	01/25/2025	2.60%	238,623	236,021
Series K050 A1	01/25/2025	2.80%	1,753,174	1,739,347
Series K059 A1	09/25/2025	2.76%	684,980	675,613
Series KC06 A1	02/25/2026	2.17%	244,826	243,961
Freddie Mac STACR REMIC Trust
Series 2021-DNA5 M2 (SOFR30A + 1.650%) (a)(c)	01/25/2034	2.58%	524,371	505,605
Series 2021-DNA6 M1 (SOFR30A + 0.800%) (a)(c)	10/25/2041	1.73%	3,250,000	3,184,191
Series 2022-DNA1 M1A (SOFR30A + 1.000%) (a)(c)	01/27/2042	1.93%	5,000,000	4,824,225
Series 2022-HQA1 M1A (SOFR30A + 2.100%) (a)(c)	03/25/2042	3.03%	1,019,059	1,010,348
Series 2022-DNA3 (SOFR30A + 2.000%) (a)(c)	04/25/2042	2.93%	2,620,102	2,565,480
Freddie Mac STACR Trust, 2018-HRP2 M3AS (1 Month LIBOR USD + 1.000%) (a)(c)	02/25/2047	2.62%	2,750,000	2,703,701
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2021-DNA7 M1 (SOFR30A + 0.850%) (a)(c)	11/25/2041	1.78%	3,750,000	3,637,287
Series 2022-DNA2 M1A (SOFR30A + 1.300%) (a)(c)	02/25/2042	2.23%	3,303,795	3,227,919
FRESB Multifamily Mortgage Pass Through Certificates
Series 2016-SB17 A7F (d)	05/25/2023	2.15%	533,719	526,831
Series 2017-SB32 A7F (d)	04/25/2024	2.44%	287,204	282,701
Series 2019-SB67 A5F (d)	07/25/2024	2.09%	703,324	684,346
Series 2019-SB69 A5F (d)	10/25/2024	2.25%	1,454,403	1,421,661
Series 2016-SB23 A10F (d)	09/25/2026	2.31%	583,083	562,098
GCT Commercial Mortgage Trust, 2021-GCT A (1 Month LIBOR USD + 0.800%) (a)(c)	02/15/2038	2.12%	1,400,000	1,355,245
GS Mortgage Securities Corp II, 2021-ARDN A (1 Month LIBOR USD + 1.250%) (a)(c)	11/17/2036	2.57%	2,650,000	2,585,675
GS Mortgage Securities Trust
Series 2021-ROSS A (1 Month LIBOR USD + 1.150%) (a)(c)	06/16/2036	2.48%	2,000,000	1,929,378
Series 2013-GC10 AS	02/12/2046	2.94%	1,720,000	1,709,189
Series 2015-GC28 AS	02/12/2048	3.76%	885,000	866,761
Series 2021-NQM1 A3 (a)(d)	07/25/2061	1.53%	1,052,838	954,766
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2021-MHC A (1 Month LIBOR USD + 0.800%) (a)(c)	04/15/2038	2.12%	1,653,569	1,595,404
Series 2013-C15 A-S	11/17/2045	4.42%	1,250,000	1,248,065
Series 2014-C23 ASB	09/17/2047	3.66%	609,756	606,107
Series 2014-C22 AS	09/17/2047	4.11%	1,350,000	1,324,853
Series 2013-C10 AS	12/17/2047	3.37%	762,000	756,336
Series 2016-JP3 A-5	08/15/2049	2.87%	1,500,000	1,417,274
MHC Commercial Mortgage Trust, 2021-MHC A (1 Month LIBOR USD + 0.801%) (a)(c)	04/15/2038	2.12%	2,000,000	1,948,713
New Residential Mortgage Loan Trust
Series 2016-1A A1 (a)(d)	03/25/2056	3.75%	125,973	122,061
Series 2018-5A A1 (a)(d)	12/25/2057	4.75%	422,380	421,092
OBX Trust, 2018-1 A2 (1 Month LIBOR USD + 0.650%) (a)(c)	06/25/2057	2.27%	255,877	250,379
OPG TRUST, 2021-PORT B (1 Month LIBOR USD + 0.713%) (a)(c)	10/15/2036	2.04%	2,700,000	2,523,780
PKHL Commercial Mortgage Trust, 2021-MF A (1 Month LIBOR USD + 0.880%) (a)(c)	07/15/2038	2.21%	3,250,000	3,134,031
SMR Mortgage Trust, 2022-IND A (TSFR1M + 1.650%) (a)(c)	02/15/2039	2.93%	3,617,214	3,490,316
SREIT Trust, 2021-MFP2 A (1 Month LIBOR USD + 0.822%) (a)(c)	11/17/2036	2.15%	3,750,000	3,594,090
UBS Commercial Mortgage Trust, 2017-C6 ASB	12/16/2050	3.50%	1,000,000	980,909
UBS-Barclays Commercial Mortgage Trust, 2012-C4 A5	12/12/2045	2.85%	514,375	514,044
Verus Securitization Trust
Series 2020-1 A1 (a)(d)	01/25/2060	2.42%	207,982	204,081
Series 2020-1 A3 (a)(d)	01/25/2060	2.72%	490,207	480,490
Wells Fargo Commercial Mortgage Trust, 2012-LC5 AS	10/17/2045	3.54%	185,000	184,801
WFRBS Commercial Mortgage Trust
Series 2013-C13 AS	05/17/2045	3.35%	185,000	183,248

40 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
MORTGAGE BACKED SECURITIES: (continued)
Series 2012-C10 A3	12/15/2045	2.88%	$975,000	$973,260
Series 2013-UBS1 A4 (d)	03/16/2046	4.08%	690,322	689,212
Series 2013-C14 A5	06/15/2046	3.34%	200,000	196,920
Series 2013-C17 ASB	12/17/2046	3.56%	76,804	76,535
TOTAL MORTGAGE BACKED SECURITIES (Cost $117,907,755)				113,826,675

MUNICIPAL BONDS: 0.36%
County of King WA Sewer Revenue	07/01/2025	0.80%	320,000	296,097
Forsyth County School District	02/01/2024	0.92%	660,000	637,772
Miami Dade County Florida Aviation Refunding Taxable Series B	10/01/2023	2.37%	650,000	640,764
Nebraska Public Power District	01/01/2024	2.22%	675,000	663,434
State of Hawaii	08/01/2025	1.03%	1,955,000	1,821,903
Water Works Board of the City of Birmingham	01/01/2024	2.20%	270,000	266,162
TOTAL MUNICIPAL BONDS (Cost $4,530,859)				4,326,132

PURCHASED OPTIONS: 8.48%		Counterparty	Number of Contracts
Call Options: 8.48%
Nomura Galaxy Option- CoreCommodity, Expiration: July 2023, Current Price: $1,075, Exercise Price: $0.0001 (h)		Nomura Securities	36,424	39,141,443
Nomura Galaxy Option- East Alpha, Expiration: August 2022, Current Price: $9,831, Exercise Price: $0.0001 (i)		Nomura Securities	6,485	63,746,148
TOTAL PURCHASED OPTIONS (Cost $64,957,320)				102,887,591

U.S. GOVERNMENT AGENCY ISSUES: 6.21%		Coupon Rate	Principal Amount
Federal Farm Credit Banks	05/10/2023	0.13%	8,180,000	7,992,359
Federal Farm Credit Banks	06/14/2023	0.13%	10,000,000	9,737,065
Federal Farm Credit Banks	06/26/2023	1.77%	2,450,000	2,420,919
Federal Farm Credit Banks	07/17/2023	2.88%	1,600,000	1,600,570
Federal Farm Credit Banks	11/09/2023	0.40%	5,900,000	5,708,214
Federal Home Loan Banks	06/09/2023	3.25%	2,345,000	2,352,054
Federal Home Loan Banks	08/28/2023	0.13%	7,000,000	6,792,736
Federal Home Loan Banks	09/08/2023	3.38%	2,235,000	2,246,437
Federal Home Loan Banks	12/08/2023	3.38%	2,325,000	2,338,202
Federal Home Loan Banks	06/14/2024	1.75%	5,365,000	5,235,352
Federal Home Loan Banks	12/20/2024	1.00%	5,835,000	5,547,034
Federal Home Loan Banks	04/14/2025	0.50%	3,950,000	3,687,038
Federal Home Loan Mortgage Corp.	05/19/2023	0.25%	2,730,000	2,666,352
Federal Home Loan Mortgage Corp.	06/26/2023	0.25%	3,000,000	2,919,919
Federal Home Loan Mortgage Corp.	09/08/2023	0.25%	885,000	858,029
Federal Home Loan Mortgage Corp.	11/06/2023	0.25%	4,000,000	3,860,773
Federal National Mortgage Association	01/19/2023	2.38%	220,000	219,872
Federal National Mortgage Association	07/10/2023	0.25%	3,350,000	3,261,290
Federal National Mortgage Association	07/02/2024	1.75%	6,000,000	5,869,300
Small Business Administration Participation Certificates	11/01/2032	2.09%	6,110	5,783
TOTAL U.S. GOVERNMENT AGENCY ISSUES (Cost $77,601,921)				75,319,298

U.S. GOVERNMENT NOTES: 13.80%
United States Treasury Note	01/15/2024	0.13%	9,970,000	9,551,338
United States Treasury Note	04/30/2024	2.25%	1,585,000	1,565,559
United States Treasury Note	05/15/2024	2.50%	6,030,000	5,980,771
United States Treasury Note	06/15/2024	0.25%	8,065,000	7,654,504
United States Treasury Note	08/15/2024	0.38%	20,310,000	19,230,238

The accompanying notes are an integral part of these consolidated financial statements. | 41

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
U.S. GOVERNMENT NOTES: (continued)
United States Treasury Note	09/15/2024	0.38%	$14,135,000	$13,353,158
United States Treasury Note	09/30/2024	1.50%	500,000	484,121
United States Treasury Note	05/31/2025	0.25%	74,925,000	69,214,895
United States Treasury Note	04/15/2025	2.63%	40,685,000	40,284,506
TOTAL U.S. GOVERNMENT NOTES (Cost $170,078,052)				167,319,090

SHORT TERM INVESTMENT: 30.60%			Shares
MONEY MARKET FUND: 30.60%
STIT-Government & Agency Portfolio, Institutional Class, 1.38% (e)(f)^			371,119,454	371,119,454
TOTAL MONEY MARKET FUND (Cost $371,119,454)				371,119,454
TOTAL SHORT TERM INVESTMENT (Cost $371,119,454)				371,119,454

TOTAL INVESTMENTS (Cost $1,068,991,971): 89.70%				1,087,798,764
Other Assets in Excess of Liabilities: 10.30% (g)				124,947,235
TOTAL NET ASSETS: 100.00%				$1,212,745,999

(a)

Security as defined in Rule 144A under the Securities Act of 1933 and determined to be liquid. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At June 30, 2022, the value of these securities total $145,129,243 which represents 11.97% of total net assets.

(b)	Foreign issued security.
(c)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of June 30, 2022.
(d)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of June 30, 2022.
(e)	The rate quoted is the annualized seven-day effective yield as of June 30, 2022.
(f)	All or a portion of this security is held by LCLSCS Fund Limited and pledged as collateral for derivative contracts. At June 30, 2022, the value of this collateral totals $36,150.
(g)	Includes assets pledged as collateral for derivative contracts. At June 30, 2022, the value of these assets totals $29,927,511.
(h)

The Nomura call option is issued by Nomura Securities Ltd. and provides LoCorr Long/Short Commodities Strategy Fund access to the performance of the Galaxy Plus Fund — CoreCommodity Feeder Fund (558), LLC which effectuates its trading strategy through the Galaxy Plus Fund — CoreCommodity Master Fund (558) LLC. The underlying strategy is a quantitative trading program specializing in commodity futures contracts.

(i)

The Nomura call option is issued by Nomura Securities Ltd. and provides LoCorr Long/Short Commodities Strategy Fund access to the performance of the Galaxy Plus Fund — East Alpha Feeder Fund (548), LLC which effectuates its trading strategy through the Galaxy Plus Fund — East Alpha Master Fund (548) LLC. The underlying strategy is a quantitative trading program specializing in commodity futures contracts.

(j)

Investment valued using net asset value per share as practical expedient. See Note 2. This investment falls into the common equity co-investment investment category, has no unfunded commitments or redemption lock-up period, as the investment offers daily redemptions.

*	Amount rounds to less than 0.005% of net assets.
^	Holdings is greater than 25% of portfolio value. Additional information regarding the underlying Fund’s holdings and financial statements may be found at https://sec.gov.
CMT	Constant Maturity Treasury	SOFR	Secured Overnight Financing Rate
LIBOR	London Interbank Offered Rate	TSFR1M	1 Month Average Secured Overnight Financing Rate
PLC	Public Limited Company

42 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund – Consolidated Schedule of Swap Contracts

LoCorr Long/Short Commodities Strategy Fund
Consolidated Schedule of Swap Contracts

June 30, 2022 (Unaudited)

LONG TOTAL RETURN SWAP CONTRACTS

Termination Date	Reference Index	Financing Rate	Payment Frequency	Notional Amount	Unrealized Appreciation	Counterparty
12/16/2022	LoCorr Commodities Index#	0.50%	Quarterly	$455,445,098	$79,517,959	Deutsche Bank AG

#

Comprised of a proprietary basket of Commodity Trading Advisor’s ‘’CTA’’) Programs investing in various futures contracts, forward currency contracts, foreign currency and other similar investments. See Notes 2 & 3.

The underlying components of the basket as of June 30, 2022 are shown below:#

Description	Expiration Date	Number of Contracts Purchased (Sold)	Notional Amount	Concentration % of Exposure
Futures Contracts:
Purchase Contracts:(1)
Brent Crude (ICE)	Jul-22	865	$94,420,574	6.43%
Natural Gas	Jan-23	1,221	75,921,780	5.17%
WTI Crude	Aug-22	505	52,173,683	3.55%
Gasoline RBOB	Aug-22	292	41,629,379	2.83%
WTI Crude	Dec-22	341	31,635,526	2.15%
Brent Crude	Aug-22	452	27,550,637	1.88%
Heating Oil	Aug-22	89	13,899,429	0.95%
Lean Hogs	Jul-22	210	9,214,832	0.63%
Live Cattle	Feb-23	134	8,007,840	0.55%
Copper	Feb-23	144	8,149,680	0.55%
Lean Hogs	Feb-23	223	7,887,510	0.54%
Feeder Cattle	Jan-23	86	7,729,250	0.53%
Soybean Oil	Mar-23	197	7,665,954	0.52%
Live Cattle	Aug-22	137	7,252,434	0.49%
Coffee	Dec-22	76	6,428,357	0.44%
Cotton No.2	Dec-22	132	6,487,020	0.44%
Heating Oil	Sep-22	38	5,780,138	0.39%
Natural Gas	Sep-22	89	5,430,175	0.37%
Cocoa	Sep-22	213	4,999,185	0.34%
Feeder Cattle	Oct-22	54	4,790,511	0.33%
WTI Crude	Dec-22	42	4,295,550	0.29%
WTI Crude	Sep-22	128	4,173,358	0.28%
Total Purchase Contracts			435,522,802	29.65%

Sale Contracts:(1)
Natural Gas	Dec-22	(1,323)	$85,009,365	5.79%
WTI Crude	Jul-22	(649)	68,748,265	4.68%
Brent Crude (ICE)	Aug-22	(552)	58,397,554	3.97%
Gasoline RBOB	Jul-22	(327)	48,183,032	3.28%
Natural Gas	Jul-22	(681)	41,635,320	2.83%
WTI Crude	Sep-22	(435)	40,281,234	2.74%
Brent Crude	Aug-22	(497)	20,610,783	1.40%
Soybean	Nov-22	(275)	20,056,673	1.37%
WTI Crude	Sep-22	(147)	15,156,473	1.03%
Soybean Meal	Dec-22	(335)	13,505,734	0.92%
Live Cattle	Oct-22	(233)	12,923,565	0.88%
Feeder Cattle	Aug-22	(143)	12,295,858	0.84%

The accompanying notes are an integral part of these consolidated financial statements. | 43

LoCorr Long/Short Commodities Strategy Fund – Consolidated Schedule of Swap Contracts (continued)

Description	Expiration Date	Number of Contracts Purchased (Sold)	Notional Amount	Concentration % of Exposure
Sale Contracts:(1) (continued)
Copper (LME)	Sep-22	(49)	$10,167,815	0.69%
Heating Oil	Jul-22	(61)	9,693,175	0.66%
Copper	Dec-22	(241)	9,507,915	0.65%
Red Spring Wheat	Sep-22	(174)	8,864,750	0.60%
Aluminum	Sep-22	(145)	8,844,975	0.60%
Corn	Dec-22	(246)	7,837,823	0.53%
Wheat	Dec-22	(127)	5,958,294	0.41%
Gold	Aug-22	(34)	6,058,033	0.41%
Coffee	Sep-22	(59)	5,050,886	0.34%
Red Spring Wheat	Dec-22	(88)	4,504,452	0.31%
Brent Crude (ICE)	Oct-22	(41)	4,159,214	0.28%
WTI Crude	Sep-22	(50)	3,977,020	0.27%
Total Sale Contracts			521,428,208	35.48%
Other Futures Contracts			87,002,254	5.92%
Total Futures Contracts			1,043,953,264	71.05%

Forward Currency Contracts:			Delivered (in USD)		Received (in USD)
Sales Contracts:(1)
USD/EUR	06/30/2022	U.S. Dollar	$25,545,757	Euro	$25,375,627	1.73%
Total Forward Currency Contracts Sold					25,375,627	1.73%
Other Forward Currency Contracts					1,840	0.00%
Total Forward Currency Contracts					25,377,467	1.73%

Cash and Foreign Currency:		Quantity
Cash and Foreign Currency Purchased:(1)
U.S. Dollar			186,134,306		$186,134,306	12.67%
British Pound			8,210,615		6,744,938	0.46%
Total Cash and Foreign Currency Purchased					192,879,244	13.13%

Cash and Foreign Currency Sold:(1)
Euro			214,903,927		$205,069,923	13.96%
Total Cash and Foreign Currency Sold					205,069,923	13.96%
Other Cash and Foreign Currency					1,937,796	0.13%
Total Cash and Foreign Currency					399,886,963	27.22%
Total Underlying Positions					$1,469,217,694	100.00%

#

The investment is not a direct holding of LoCorr Long/Short Commodities Strategy Fund. The top 50 holdings and other futures contracts, other forward currency contracts, and other cash and foreign currency were determined based on the absolute notional amount of the positions within the underlying swap basket.

(1)	Represents the 50 largest components of the basket.

44 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund – Consolidated Schedule of Investments

Consolidated Schedule of Investments

June 30, 2022 (Unaudited)

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES: 4.46%
American Homes 4 Rent Trust, 2014-SFR2 A (a)	10/17/2036	3.79%	$380,284	$378,215
AmeriCredit Automobile Receivables Trust
Series 2021-3 A-3	08/18/2026	0.76%	1,000,000	959,775
Series 2021-2 A3	12/18/2026	0.34%	930,000	901,946
AMSR Trust, 2020-SFR1 A (a)	04/17/2037	1.82%	324,688	308,353
Carmax Auto Owner Trust, 2021-4 A3	09/15/2026	0.56%	595,000	570,287
CarMax Auto Owner Trust
Series 2018-4 A3	09/15/2023	3.36%	15,333	15,348
Series 2021-3	06/15/2026	0.55%	2,650,000	2,546,022
Carvana Auto Receivables Trust
Series 2021-P2 A3	03/10/2026	0.49%	900,000	867,310
Series 2021-P4 A-3	01/10/2027	1.31%	1,230,000	1,164,301
CenterPoint Energy Residential Bond, 2009-1 A3	08/15/2023	4.24%	250,310	250,778
Corevest American Finance Trust, 2020-1 A1 (a)	03/17/2050	1.83%	215,654	204,852
DB Master Finance LLC, 2021-1A A2I (a)	11/20/2051	2.05%	646,750	574,250
Freddie Mac STACR REMIC Trust, 2021-HQA4 M1 (SOFR30A + 0.950%) (a)(c)	12/26/2041	1.88%	800,000	773,772
GM Financial Automobile Leasing Trust, 2021-2 A4	05/20/2025	0.41%	1,050,000	1,011,278
GM Financial Consumer Automobile Receivables Trust
Series 2021-1 A3	10/16/2025	0.35%	750,000	731,506
Series 2021-3 A3	06/16/2026	0.48%	1,000,000	955,805
Hilton Grand Vacations Trust, 2019-AA A (a)	07/25/2033	2.34%	408,210	390,728
Honda Auto Receivables Owner Trust, 2020-3 A3	10/18/2024	0.37%	1,169,168	1,147,994
Hyundai Auto Receivables Trust, 2020-C A3	05/15/2025	0.38%	1,128,526	1,104,932
Invitation Homes Trust
Series 2018-SFR1 A (1 Month LIBOR USD + 0.700%) (a)(c)	03/19/2037	2.22%	419,858	413,693
Series 2018-SFR4 A (1 Month LIBOR USD + 1.100%) (a)(c)	01/19/2038	2.62%	670,847	667,056
Morgan Stanley Capital I Trust, 2004-HE6 M1 (1 Month LIBOR USD + 0.825%) (c)	08/25/2034	2.45%	63,920	61,392
MVW Owner Trust, 2019-1A A (a)	11/20/2036	2.89%	892,248	862,895

The accompanying notes are an integral part of these consolidated financial statements. | 45

LoCorr Market Trend Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES: (continued)
PFS Financing Corp.
Series 2020-F A (a)	08/15/2024	0.93%	$700,000	$698,595
Series 2020-G A (a)	02/17/2026	0.97%	500,000	474,872
Planet Fitness Master Issuer LLC, 3.25100 (a)	12/05/2051	3.25%	798,000	718,248
Santander Drive Auto Receivables Trust
Series 2021-4 A3	08/15/2025	0.51%	1,030,000	1,012,855
Series 2022-1 A-3	11/17/2025	1.94%	2,000,000	1,953,051
Taco Bell Funding LLC, 2021-1A A21 (a)	08/25/2051	1.95%	1,019,875	888,590
Toyota Lease Owner Trust, 2021-B A3 (a)	10/21/2024	0.42%	1,090,000	1,050,260
Tricon American Homes Trust, 2017-SFR2 A (a)	01/18/2036	2.93%	94,174	93,057
Verizon Owner Trust
Series 2019-B A1A	12/20/2023	2.33%	134,045	134,076
Series 2020-A A1A	07/20/2024	1.85%	643,030	641,046
Volkswagen Auto Loan Enhanced Trust, 2021-1 A-3	06/22/2026	1.02%	950,000	910,748
VSE VOI Mortgage LLC, 2018-A A (a)	02/20/2036	3.56%	254,120	250,017
TOTAL ASSET BACKED SECURITIES (Cost $26,603,472)				25,687,903

CORPORATE BONDS: 11.69%
Aerospace & Defense: 0.09%
Boeing Co.	02/04/2026	2.20%	565,000	508,910

Auto Manufacturers: 0.35%
Daimler Finance North America LLC (a)	03/01/2024	0.75%	250,000	237,658
General Motors Financial Co., Inc.	10/15/2024	1.20%	265,000	246,669
General Motors Financial Co., Inc.	06/20/2025	2.75%	820,000	770,086
Volkswagen Group of America Finance LLC (a)	11/22/2023	0.88%	425,000	407,345
Volkswagen Group of America Finance LLC (a)	11/24/2025	1.25%	375,000	335,904
				1,997,662
Banks: 5.78%
Banco Santander SA (b)	02/23/2023	3.13%	540,000	537,777
Banco Santander SA (b)	03/24/2025	3.50%	400,000	391,059
Banco Santander SA (b)	05/28/2025	2.75%	230,000	217,985
Bank of America Corp. (SOFR + 0.690%) (c)	04/22/2025	0.98%	3,280,000	3,087,480
Bank of America Corp. (SOFR + 1.150%) (c)	06/19/2026	1.32%	1,130,000	1,026,347
Bank of America Corp. (SOFR + 1.010%) (c)	10/24/2026	1.20%	1,655,000	1,482,850
Barclays PLC (1 Year CMT Rate + 0.800%) (b)(c)	12/10/2024	1.01%	625,000	593,999
BNP Paribas SA (3 Month LIBOR USD + 1.111%) (a)(b)(c)	11/19/2025	2.82%	750,000	717,179
Canadian Imperial Bank (b)	04/07/2027	3.45%	520,000	499,859
Citigroup, Inc. (3 Month LIBOR USD + 1.023%) (c)	06/01/2024	4.04%	460,000	458,703
Citigroup, Inc. (SOFR + 0.669%) (c)	05/01/2025	0.98%	1,055,000	989,195
Citigroup, Inc. (SOFR + 0.528%) (c)	11/03/2025	1.28%	550,000	511,200
Citigroup, Inc. (SOFR + 0.765%) (c)	01/28/2027	1.12%	370,000	327,082
Citigroup, Inc. (SOFR + 1.372%) (c)	05/24/2025	4.14%	1,000,000	996,713
Credit Suisse AG (b)	05/05/2023	1.00%	715,000	699,776
Credit Suisse AG (b)	08/09/2023	0.52%	455,000	439,145
Deutsche Bank NY (b)	05/28/2024	0.90%	310,000	290,670
Federation des Caisses Desjardins du Quebec (a)(b)	09/26/2023	1.95%	700,000	699,029
Federation des Caisses Desjardins du Quebec (a)(b)	05/21/2024	0.70%	550,000	517,393
Goldman Sachs Group, Inc. (SOFR + 0.572%) (c)	03/08/2024	0.67%	1,335,000	1,304,886
Goldman Sachs Group, Inc.	03/15/2024	3.00%	650,000	641,088
Goldman Sachs Group, Inc. (3 Month LIBOR USD + 1.201%) (c)	09/29/2025	3.27%	1,320,000	1,283,687
Goldman Sachs Group, Inc. (SOFR + 0.609%) (c)	02/12/2026	0.86%	345,000	314,131
Goldman Sachs Group, Inc. (SOFR + 0.789%) (c)	12/09/2026	1.09%	545,000	485,944

46 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS: (continued)
HSBC Bank Canada (a)(b)	09/10/2023	1.65%	$930,000	$928,216
HSBC Holdings PLC (SOFR + 1.538%) (b)(c)	04/18/2026	1.65%	300,000	275,282
HSBC Holdings PLC (SOFR + 1.929%) (b)(c)	06/04/2026	2.10%	965,000	893,793
ING Groep NV (b)	04/09/2024	3.55%	540,000	535,539
ING Groep NV (SOFR + 1.640%) (b)(c)	03/28/2026	3.87%	525,000	514,544
JP Morgan Chase & Co. (TSFR3M + 0.600%) (c)	09/16/2024	0.65%	160,000	153,421
JP Morgan Chase & Co. (SOFR + 0.420%) (c)	02/16/2025	0.56%	345,000	325,329
JP Morgan Chase & Co. (SOFR + 0.540%) (c)	06/01/2025	0.82%	1,220,000	1,141,038
JP Morgan Chase & Co. (SOFR + 0.800%) (c)	11/19/2026	1.05%	1,645,000	1,463,909
JP Morgan Chase & Co. (TSFR3M + 0.695%) (c)	02/04/2027	1.04%	625,000	553,415
Mitsubishi UFJ Financial Group, Inc. (1 Year CMT Rate + 0.680%) (b)(c)	09/15/2024	0.85%	660,000	635,718
Mitsubishi UFJ Financial Group, Inc. (b)	02/25/2025	2.19%	545,000	517,084
Morgan Stanley (SOFR + 0.616%) (c)	04/05/2024	0.73%	665,000	648,503
Morgan Stanley (SOFR + 0.525%) (c)	05/30/2025	0.79%	475,000	443,182
Morgan Stanley (SOFR + 1.152%) (c)	07/22/2025	2.72%	450,000	433,844
Morgan Stanley (SOFR + 0.858%) (c)	07/20/2027	1.51%	1,105,000	970,348
NatWest Markets PLC (a)(b)	05/21/2023	2.38%	370,000	364,797
NatWest Markets PLC (a)(b)	08/12/2024	0.80%	400,000	371,635
Standard Chartered PLC (3 Month LIBOR USD + 1.080%) (a)(b)(c)	03/15/2024	3.89%	300,000	299,165
Svenska Handelsbanken AB (a)(b)	06/30/2023	0.63%	405,000	393,500
Svenska Handelsbanken AB (a)(b)	06/11/2024	0.55%	250,000	234,823
Toronto-Dominion Bank (b)	06/06/2025	3.77%	495,000	491,713
Toronto-Dominion Bank (b)	09/10/2026	1.25%	625,000	554,297
Truist Financial Corp.	08/05/2025	1.20%	235,000	216,104
UBS AG/London (a)(b)	06/01/2023	0.38%	440,000	425,904
UBS AG/London (a)(b)	08/09/2024	0.70%	600,000	562,061
UBS Group AG (1 Year CMT Rate + 0.830%) (a)(b)(c)	07/30/2024	1.01%	200,000	193,750
UBS Group AG (1 Year CMT Rate + 1.550%) (a)(b)(c)	05/12/2026	4.49%	250,000	249,457
				33,303,548
Beverages: 0.11%
Constellation Brands, Inc.	05/09/2024	3.60%	655,000	653,076

Cosmetics & Personal Care: 0.22%
GSK Consumer Healthcare Capital UK PLC (a)(b)	03/24/2025	3.13%	1,295,000	1,262,228

Diversified Financial Services: 0.82%
AerCap Ireland Capital/Global Aviation Trust (b)	10/29/2023	1.15%	700,000	667,356
AerCap Ireland Capital/Global Aviation Trust (b)	10/29/2024	1.65%	1,190,000	1,099,924
AerCap Ireland Capital/Global Aviation Trust (b)	01/15/2025	3.50%	850,000	812,426
AerCap Ireland Capital/Global Aviation Trust (b)	01/30/2026	1.75%	385,000	336,878
Air Lease Corp.	07/03/2023	3.88%	230,000	228,003
Air Lease Corp.	02/01/2024	4.25%	200,000	197,713
Capital One Bank	02/15/2023	3.38%	290,000	289,780
Capital One Financial Corp. (SOFR + 1.370%) (c)	05/09/2025	4.17%	525,000	517,716
Charles Schwab Corp.	03/03/2027	2.45%	415,000	387,590
Private Export Funding Corp.	06/15/2025	3.25%	200,000	200,265
				4,737,651
Electric: 0.24%
Eversource Energy	08/15/2025	0.80%	80,000	72,281
Southern California Edison Co.	08/01/2023	0.70%	515,000	499,347
Southern California Edison Co.	04/01/2024	1.10%	700,000	666,410
Southern California Edison Co.	02/01/2026	1.20%	135,000	120,921
				1,358,959

The accompanying notes are an integral part of these consolidated financial statements. | 47

LoCorr Market Trend Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS: (continued)
Entertainment: 0.24%
Magallanes, Inc. (a)	03/15/2025	3.64%	$760,000	$737,281
Magallanes, Inc. (a)	03/15/2027	3.76%	685,000	642,554
				1,379,835
Food: 0.11%
Conagra Brands, Inc.	08/11/2023	0.50%	245,000	236,266
McCormick & Co., Inc.	08/15/2024	3.15%	170,000	166,751
Mondelez International, Inc.	03/17/2024	2.13%	245,000	238,977
				641,994
Healthcare - Products: 0.61%
Baxter International, Inc.	11/29/2024	1.32%	1,255,000	1,179,379
DH Europe Finance II Sarl (b)	11/15/2024	2.20%	510,000	489,721
PerkinElmer, Inc.	09/15/2024	0.85%	1,200,000	1,111,702
Thermo Fisher Scientific, Inc.	10/18/2024	1.22%	775,000	734,953
				3,515,755
Healthcare - Services: 0.12%
HCA, Inc. (a)	03/15/2027	3.13%	265,000	241,100
UnitedHealth Group, Inc.	05/15/2024	0.55%	475,000	452,488
				693,588
Insurance: 0.66%
Berkshire Hathaway Finance Corp.	03/15/2027	2.30%	390,000	368,909
Equitable Financial Life Global (a)	11/17/2023	0.50%	150,000	143,867
Equitable Financial Life Global (a)	07/07/2025	1.40%	490,000	450,758
Metropolitan Life Global Funding I (a)	06/07/2024	0.55%	645,000	607,181
Metropolitan Life Global Funding I (a)	07/02/2025	0.95%	475,000	437,224
Principal Life Global Funding II (a)	04/12/2024	0.75%	620,000	586,798
Principal Life Global Funding II (a)	01/12/2026	0.88%	485,000	429,927
Protective Life Global Funding (a)	07/05/2024	0.78%	845,000	793,923
				3,818,587
Media: 0.07%
Comcast Corp.	03/01/2026	3.15%	395,000	384,919

Miscellaneous Manufacturing: 0.04%
Trane Technologies Luxembourg Finance SA (b)	03/21/2026	3.50%	260,000	253,034

Oil & Gas: 0.08%
Phillips 66	02/15/2024	0.90%	495,000	471,685

Packaging & Containers: 0.19%
Amcor Finance, Inc.	04/28/2026	3.63%	670,000	645,449
Berry Global, Inc.	02/15/2024	0.95%	480,000	454,977
				1,100,426
Pharmaceuticals: 0.51%
AbbVie, Inc.	11/21/2024	2.60%	1,245,000	1,206,334
AbbVie, Inc.	05/14/2026	3.20%	235,000	226,361
Astrazeneca Finance LLC	05/28/2024	0.70%	790,000	749,308
Takeda Pharmaceutical Co. Ltd. (b)	11/26/2023	4.40%	750,000	756,036
				2,938,039
Pipelines: 0.32%
Enbridge, Inc. (b)	02/14/2025	2.50%	300,000	288,214
Energy Transfer Operating LP	05/15/2025	2.90%	175,000	166,485
MPLX LP	03/01/2026	1.75%	570,000	513,837
ONEOK, Inc.	09/01/2024	2.75%	270,000	261,316

48 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS: (continued)
TransCanada PipeLines Ltd. (b)	10/12/2024	1.00%	$680,000	$634,889
				1,864,741
Real Estate Investment Trusts: 0.38%
American Tower Corp.	09/15/2025	1.30%	1,090,000	987,709
Brixmor Operating Partnership LP	06/15/2024	3.65%	250,000	246,582
Crown Castle International Corp.	07/15/2025	1.35%	195,000	178,413
SITE Centers Corp.	02/01/2025	3.63%	190,000	184,820
SITE Centers Corp.	06/01/2027	4.70%	580,000	573,079
				2,170,603
Retail: 0.03%
Genuine Parts Co.	02/01/2025	1.75%	160,000	151,176

Software: 0.15%
Roper Technologies, Inc.	09/15/2024	2.35%	220,000	213,272
VMware, Inc.	08/15/2024	1.00%	695,000	650,724
				863,996
Telecommunications: 0.38%
NBN Co. Ltd. (a)(b)	10/08/2024	0.88%	435,000	406,487
NTT Finance Corp. (a)(b)	04/03/2026	1.16%	560,000	503,632
Verizon Communications, Inc.	11/20/2025	0.85%	1,020,000	924,772
Verizon Communications, Inc.	03/20/2026	1.45%	395,000	361,719
				2,196,610
Transportation: 0.19%
Canadian Pacific Railway Co. (b)	12/02/2024	1.35%	1,145,000	1,078,226
TOTAL CORPORATE BONDS (Cost $70,625,572)				67,345,248

MORTGAGE BACKED SECURITIES: 7.25%
ACRE Commercial Mortgage Trust, 2021-FL4 A (1 Month LIBOR USD + 0.830%) (a)(b)(c)	12/18/2037	2.44%	318,998	312,588
Alen Mortgage Trust, 2021-ACEN A (1 Month LIBOR USD + 1.150%) (a)(c)	04/17/2034	2.47%	600,000	576,176
Angel Oak Mortgage Trust
Series 2020-1 M1 (a)(d)	12/25/2059	3.16%	418,000	391,764
Series 2020-5 A3 (a)(d)	05/25/2065	2.04%	26,185	24,863
BAMLL Commercial Mortgage Securities Trust, 2022-DKLX A (TSFR1M + 1.150%) (a)(c)	01/18/2039	2.43%	1,250,000	1,214,374
BIG Commercial Mortgage Trust, 2022-BIG A (TSFR1M + 1.342%) (a)(c)	02/15/2039	2.62%	1,400,000	1,357,102
BSREP Commercial Mortgage Trust, 2021-DC A (1 Month LIBOR USD + 0.950%) (a)(c)	08/16/2038	2.28%	335,000	321,680
BX Commercial Mortgage Trust
Series 2021-21M A (1 Month LIBOR USD + 0.730%) (a)(c)	10/15/2036	2.05%	410,000	389,811
Series 2019-XL A (1 Month LIBOR USD + 0.920%) (a)(c)	10/15/2036	2.24%	389,044	382,194
Series 2021-CIP A (1 Month LIBOR USD + 0.921%) (a)(c)	12/15/2038	2.25%	1,000,000	969,867
Comm Mortgage Trust
Series 2013-CR6 A4	03/10/2046	3.10%	185,000	184,098
Series 2013-CR6 AM (a)	03/12/2046	3.15%	1,000,000	988,811
Series 2013-CR10 A4 (d)	08/10/2046	4.21%	185,000	184,782
Series 2013-CR11 B (d)	08/12/2050	5.28%	575,000	575,662
Connecticut Avenue Securities Trust
Series 2021-R03 1M1 (SOFR30A + 0.850%) (a)(c)	12/26/2041	1.78%	902,294	884,049
Series 2022-R01 1M1 (SOFR30A + 1.000%) (a)(c)	12/26/2041	1.93%	434,370	425,117
Series 2022-R04 (SOFR30A + 2.000%) (a)(c)	03/25/2042	2.93%	1,195,199	1,193,366
Series 2022-R03 1M1 (SOFR30A + 2.100%) (a)(c)	03/25/2042	3.03%	1,274,835	1,263,214
Credit Suisse Mortgage Capital Certificates, 2019-ICE4 A (1 Month LIBOR USD + 0.980%) (a)(c)	05/15/2036	2.30%	1,000,000	983,629

The accompanying notes are an integral part of these consolidated financial statements. | 49

LoCorr Market Trend Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
MORTGAGE BACKED SECURITIES: (continued)
ELP Commercial Mortgage Trust, 2021-ELP B (1 Month LIBOR USD + 1.120%) (a)(c)	11/15/2038	2.45%	$950,000	$907,059
EQUS Mortgage Trust, 2021-EQAZ A (1 Month LIBOR USD + 0.755%) (a)(c)	10/15/2036	2.08%	950,000	907,054
Fannie Mae Aces
Series 2015-M17 FA (1 Month LIBOR USD + 0.930%) (c)	11/25/2022	1.86%	59,896	59,833
Series 2014-M11 1A (d)	08/25/2024	3.23%	481,793	479,329
Fannie Mae Connecticut Avenue Securities
Series 2018-C01 1EB1 (1 Month LIBOR USD + 0.450%) (c)	07/25/2030	2.07%	253,074	250,415
Series 2021-R02 2M1 (SOFR30A + 0.900%) (a)(c)	11/25/2041	1.83%	593,649	580,037
Freddie Mac STACR REMIC Trust
Series 2021-DNA5 M2 (SOFR30A + 1.650%) (a)(c)	01/25/2034	2.58%	198,411	191,310
Series 2022-DNA1 M1A (SOFR30A + 1.000%) (a)(c)	01/27/2042	1.93%	1,500,000	1,447,267
Series 2022-HQA1 M1A (SOFR30A + 2.100%) (a)(c)	03/25/2042	3.03%	1,204,342	1,194,048
Series 2022-DNA3 (SOFR30A + 2.000%) (a)(c)	04/25/2042	2.93%	1,133,790	1,110,153
Freddie Mac STACR Trust, 2018-HRP2 M3AS (1 Month LIBOR USD + 1.000%) (a)(c)	02/25/2047	2.62%	600,000	589,898
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2021-DNA7 M1 (SOFR30A + 0.850%) (a)(c)	11/25/2041	1.78%	1,100,000	1,066,938
Series 2022-DNA2 M1A (SOFR30A + 1.300%) (a)(c)	02/25/2042	2.23%	1,233,417	1,205,090
Series 2018-HRP2 M3 (1 Month LIBOR USD + 2.400%) (a)(c)	02/25/2047	4.02%	400,000	393,269
FRESB Multifamily Mortgage Pass Through Certificates
Series 2016-SB17 A7F (d)	05/25/2023	2.15%	474,605	468,479
Series 2017-SB31 A7F (d)	01/25/2024	2.46%	627,599	620,967
Series 2017-SB32 A7F (d)	04/25/2024	2.44%	240,704	236,930
Series 2019-SB67 A5F (d)	07/25/2024	2.09%	632,281	615,221
GCT Commercial Mortgage Trust, 2021-GCT A (1 Month LIBOR USD + 0.800%) (a)(c)	02/15/2038	2.12%	750,000	726,024
GS Mortgage Securities Corp II, 2021-ARDN A (1 Month LIBOR USD + 1.250%) (a)(c)	11/17/2036	2.57%	950,000	926,940
GS Mortgage Securities Trust
Series 2015-GC28 A5	02/10/2048	3.40%	1,000,000	982,749
Series 2015-GC32 AS (d)	07/10/2048	4.02%	1,000,000	980,970
JP Morgan Chase Commercial Mortgage Securities Trust
2022-NLP (TSFR1M + 0.597%) (a)©	04/15/2037	1.88%	1,000,000	939,883
Series 2021-MHC A (1 Month LIBOR USD + 0.800%) (a)(c)	04/15/2038	2.12%	803,162	774,910
Series 2013-C13 A4 (d)	01/18/2046	3.99%	513,180	511,596
Series 2014-C22 AS	09/17/2047	4.11%	685,000	672,240
Series 2013-C10 AS	12/17/2047	3.37%	200,000	198,513
MTN Commercial Mortgage Trust, 2022-LPFL A (TSFR1M + 1.397%) (a)(c)	03/15/2039	2.68%	1,500,000	1,473,073
Natixis Commercial Mortgage Securities Trust, 2018-285M A (a)(d)	11/15/2032	3.92%	1,000,000	994,082
OPG TRUST, 2021-PORT B (1 Month LIBOR USD + 0.713%) (a)(c)	10/15/2036	2.04%	750,000	701,050
PKHL Commercial Mortgage Trust, 2021-MF A (1 Month LIBOR USD + 0.880%) (a)(c)	07/15/2038	2.21%	1,000,000	964,317
Sequoia Mortgage Trust, 2020-2 A4 (a)(d)	03/25/2050	3.50%	4,101	4,091
SMR Mortgage Trust, 2022-IND A (TSFR1M + 1.650%) (a)(c)	02/15/2039	2.93%	1,205,738	1,163,439
SREIT Trust, 2021-MFP2 A (1 Month LIBOR USD + 0.822%) (a)(c)	11/17/2036	2.15%	1,250,000	1,198,030
Verus Securitization Trust
Series 2020-1 A1 (a)(d)	01/25/2060	2.42%	97,874	96,038
Series 2020-1 A3 (a)(d)	01/25/2060	2.72%	280,118	274,566
Wells Fargo Commercial Mortgage Trust
Series 2012-LC5 AS	10/17/2045	3.54%	165,000	164,822
Series 2015-NXS2 A-4	07/17/2058	3.50%	1,000,000	978,588
WFRBS Commercial Mortgage Trust
Series 2013-C13 AS	05/17/2045	3.35%	165,000	163,437
Series 2013-C14 A5	06/15/2046	3.34%	185,000	182,151
Series 2014-C24 A5	11/18/2047	3.61%	1,000,000	983,844
Series 2013-C12 AS	03/17/2048	3.56%	780,000	775,800
TOTAL MORTGAGE BACKED SECURITIES (Cost $43,109,168)				41,777,597

50 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
MUNICIPAL BONDS: 0.41%
City of Sacramento CA Water Revenue	09/01/2023	1.61%	$555,000	$545,660
Forsyth County School District	02/01/2024	0.92%	230,000	222,254
Pennsylvania State University	09/01/2023	1.35%	940,000	923,019
State of Hawaii	08/01/2025	1.03%	720,000	670,982
TOTAL MUNICIPAL BONDS (Cost $2,445,000)				2,361,915

U.S. GOVERNMENT AGENCY ISSUES: 5.23%
Federal Farm Credit Banks	05/10/2023	0.13%	1,105,000	1,079,652
Federal Farm Credit Banks	08/14/2023	1.60%	2,270,000	2,236,638
Federal Farm Credit Banks	11/09/2023	0.40%	2,100,000	2,031,737
Federal Farm Credit Banks	12/01/2023	0.50%	3,480,000	3,364,951
Federal Farm Credit Banks	02/14/2025	1.75%	2,680,000	2,594,280
Federal Home Loan Banks	12/09/2022	3.00%	4,500,000	4,513,477
Federal Home Loan Banks	06/14/2024	1.75%	2,200,000	2,146,836
Federal Home Loan Banks	12/20/2024	1.00%	1,980,000	1,882,284
Federal Home Loan Banks	04/14/2025	0.50%	1,700,000	1,586,827
Federal Home Loan Mortgage Corp.	05/19/2023	0.25%	1,330,000	1,298,992
Federal Home Loan Mortgage Corp.	08/24/2023	0.25%	1,700,000	1,649,476
Federal Home Loan Mortgage Corp.	09/08/2023	0.25%	535,000	518,695
Federal National Mortgage Association	09/06/2022	1.38%	2,310,000	2,308,397
Federal National Mortgage Association	07/10/2023	0.25%	2,000,000	1,947,039
Federal National Mortgage Association	07/02/2024	1.75%	1,000,000	978,217
TOTAL U.S. GOVERNMENT AGENCY ISSUES (Cost $30,939,867)				30,137,498

U.S. GOVERNMENT NOTES: 15.04%
United States Treasury Note	08/31/2023	0.13%	2,450,000	2,371,141
United States Treasury Note	01/15/2024	0.13%	13,050,000	12,502,002
United States Treasury Note	05/15/2024	0.25%	15,000	14,268
United States Treasury Note	06/15/2024	0.25%	3,170,000	3,008,652
United States Treasury Note	08/15/2024	0.38%	8,125,000	7,693,042
United States Treasury Note	09/15/2024	0.38%	6,510,000	6,149,916
United States Treasury Note	09/30/2024	1.50%	8,620,000	8,346,248
United States Treasury Note	02/15/2025	7.63%	900,000	1,004,484
United States Treasury Note	04/15/2025	2.63%	15,760,000	15,604,862
United States Treasury Note	05/31/2025	0.25%	32,410,000	29,940,003
TOTAL U.S. GOVERNMENT NOTES (Cost $88,370,872)				86,634,618

SHORT TERM INVESTMENTS: 46.84%
CORPORATE BOND: 0.81%
Diversified Financial Services: 0.81%
Private Export Funding Corp.	11/15/2022	2.05%	4,680,000	4,670,552
TOTAL CORPORATE BOND (Cost $4,674,038)				4,670,552

MONEY MARKET FUND: 46.03%			Shares
STIT-Government & Agency Portfolio, Institutional Class, 1.38% (e)(f)^			265,218,112	265,218,112
TOTAL MONEY MARKET FUND (Cost $265,218,112)				265,218,112
TOTAL SHORT TERM INVESTMENTS (Cost $269,892,152)				269,888,664

TOTAL INVESTMENTS (Cost $531,986,101): 90.92%				523,833,443
Other Assets in Excess of Liabilities: 9.08% (g)				52,312,550
TOTAL NET ASSETS: 100.00%				$576,145,993

The accompanying notes are an integral part of these consolidated financial statements. | 51

LoCorr Market Trend Fund – Consolidated Schedule of Investments (continued)

(a)

Security as defined in Rule 144A under the Securities Act of 1933 and determined to be liquid. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At June 30, 2022, the value of these securities total $53,435,400 which represents 9.45% of total net assets.

(b)	Foreign issued security.
(c)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of June 30, 2022.
(d)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of June 30, 2022.
(e)	The rate quoted is the annualized seven-day effective yield as of June 30, 2022.
(f)	All or a portion of this security is pledged as collateral for derivative contracts. At June 30, 2022, the value of this collateral totals $370,130.
(g)	Includes assets pledged as collateral and deposits with broker for derivative contracts. At June 30, 2022, the value of these assets totals $53,017,359.
^	Holdings is greater than 25% of portfolio value. Additional information regarding the underlying Fund’s holdings and financial statements may be found at https://sec.gov.

CMT	Constant Maturity Treasury	SOFR30	30 Day Average Secured Overnight Financing Rate
LIBOR	London Interbank Offered Rate	TSFR1	1 Month Average Secured Overnight Financing Rate
PLC	Public Limited Company

52 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund - Consolidated Schedule of Open Forward Currency Contracts

LoCorr Market Trend Fund
Consolidated Schedule of Open Forward Currency Contracts(a)

June 30, 2022 (Unaudited)

			Currency to be Received		Currency to be Delivered
	Notional Amount	Forward Settlement Date	Currency Abbreviation	U.S. $ Notional Amount at June 30, 2022	Currency Abbreviation	U.S. $ Notional Amount on Origination Date	Unrealized Appreciation	Unrealized (Depreciation)
Purchase Contracts:
	$7,755,615	09/23/2022	AUD	$7,647,281	USD	$7,755,615	$—	$(108,334)
	13,526,050	09/23/2022	CAD	13,210,341	USD	13,526,050	—	(315,709)
	35,214,781	09/23/2022	CHF	36,514,103	USD	35,214,781	1,299,322	—
	31,600,656	09/23/2022	EUR	31,427,404	USD	31,600,656	—	(173,252)
	30,272,564	09/23/2022	GBP	30,335,202	USD	30,272,564	62,638	—
	53,216,272	09/22/2022	JPY	52,920,485	USD	53,216,272	—	(295,787)
	38,613,672	09/23/2022	MXN	37,873,470	USD	38,613,672	—	(740,202)
	14,491,675	09/23/2022	NZD	14,427,560	USD	14,491,675	—	(64,115)
Total Purchase Contracts				224,355,846		224,691,285	1,361,960	(1,697,399)

Sale Contracts:
	$19,310,500	09/23/2022	USD	$18,543,844	AUD	$19,310,500	$766,656	$—
	32,469,760	09/23/2022	USD	31,674,672	CAD	32,469,760	795,088	—
	89,251,804	09/23/2022	USD	91,165,613	CHF	89,251,804	—	(1,913,809)
	93,815,717	09/23/2022	USD	92,255,454	EUR	93,815,717	1,560,263	—
	69,567,768	09/23/2022	USD	67,653,670	GBP	69,567,768	1,914,098	—
	135,524,796	09/22/2022	USD	134,985,039	JPY	135,524,796	539,757	—
	1,364,397	09/23/2022	USD	1,352,701	MXN	1,364,397	11,696	—
	61,677,164	09/23/2022	USD	60,167,242	NZD	61,677,164	1,509,922	—
Total Sale Contracts				497,798,235		502,981,906	7,097,480	(1,913,809)
Net Forward Currency Contracts				$(273,442,389)		$(278,290,621)	$8,459,440	$(3,611,208)
Net Unrealized Appreciation							$4,848,232

Currency Abbreviations:

AUD	AUSTRALIAN DOLLAR
CAD	CANADIAN DOLLAR
CHF	SWISS FRANC
EUR	EURO
GBP	BRITISH POUND
JPY	JAPANESE YEN
MXN	MEXICAN PESO
NZD	NEW ZEALAND DOLLAR
USD	U.S. DOLLAR

(a)	Bank of America Merrill Lynch is the counterparty for all open forward currency exchange contracts held by the Fund as of June 30, 2022.

The accompanying notes are an integral part of these consolidated financial statements. | 53

LoCorr Market Trend Fund – Consolidated Schedule of Open Futures Contracts

LoCorr Market Trend Fund
Consolidated Schedule of Open Futures Contracts(a)

June 30, 2022 (Unaudited)

	Number of Contracts		Current	Notional	Value
Description	Purchased (Sold)	Settlement Month-Year	Notional Amount	Amount At Trade Date	Unrealized Appreciation	Unrealized (Depreciation)
Purchase Contracts:
3 Mo Euro Euribor	1,618	Dec-23	$415,822,304	$415,073,562	$748,742	$—
90 Day Euro	1,875	Dec-23	454,242,188	452,681,219	1,560,969	—
Aluminum (a)	123	Sep-22	7,519,144	8,844,854	—	(1,325,710)
Brent Crude	155	Jul-22	16,899,650	17,331,082	—	(431,432)
CAC 40 10 Euro Index	42	Jul-22	2,602,993	2,600,116	2,877	—
Coffee	131	Sep-22	11,303,663	11,462,062	—	(158,399)
Corn	573	Dec-22	17,755,838	20,616,739	—	(2,860,901)
Cotton No.2	90	Dec-22	4,447,800	5,532,096	—	(1,084,296)
Dollar	197	Sep-22	20,579,408	20,531,788	47,620	—
Euro-Bobl	18	Sep-22	2,342,618	2,310,812	31,806	—
FTSE 100 Index	388	Sep-22	33,633,373	33,660,956	—	(27,583)
Gasoline RBOB	96	Jul-22	14,258,362	15,169,593	—	(911,231)
Gold	60	Aug-22	10,843,800	11,058,609	—	(214,809)
Hard Red Wheat	203	Sep-22	9,660,263	11,748,759	—	(2,088,496)
Heating Oil	84	Jul-22	13,514,004	15,021,874	—	(1,507,870)
Low Sulphur Gasoil	119	Aug-22	13,375,600	14,814,539	—	(1,438,939)
Natural Gas	96	Jul-22	5,207,040	7,124,814	—	(1,917,774)
S&P 500 E-Mini Index	66	Sep-22	12,505,350	12,556,060	—	(50,710)
Soybean	412	Nov-22	30,034,800	31,419,035	—	(1,384,235)
Soybean Meal	239	Dec-22	9,720,130	9,463,588	256,542	—
Soybean Oil	209	Dec-22	8,083,284	9,359,550	—	(1,276,266)
Sugar	490	Sep-22	10,152,800	10,601,981	—	(449,181)
Swiss Franc	239	Mar-24	70,693,511	70,596,048	97,463	—
U.S. 2 Yr Note	30	Sep-22	6,300,469	6,276,146	24,323	—
Wheat	173	Dec-22	7,789,325	9,458,569	—	(1,669,244)
WTI Crude	155	Jul-22	16,392,800	17,249,243	—	(856,443)
Zinc (a)	100	Sep-22	7,901,875	9,103,813	—	(1,201,938)
Total Purchase Contracts					2,770,342	(20,855,457)

Sale Contracts:
10 Yr Mini JGB	(13)	Sep-22	$1,424,270	$1,421,256	$—	$(3,014)
Aluminum (a)	(39)	Sep-22	2,384,119	2,719,918	335,799	—
Australian 10 Yr Bond	(484)	Sep-22	39,720,556	39,765,327	44,771	—
Canadian 10 Yr Bond	(466)	Sep-22	44,887,617	46,106,177	1,218,560	—
Cocoa (ICE)	(167)	Sep-22	3,482,343	3,582,447	100,104	—
Copper (a)	(90)	Sep-22	18,585,000	19,006,409	421,409	—
DAX Index	(119)	Sep-22	39,815,691	40,881,990	1,066,299	—
Euro-Bund	(131)	Sep-22	20,424,820	19,998,965	—	(425,855)
Euro-Schatz	(884)	Sep-22	101,111,020	100,958,966	—	(152,054)
Euro-Stoxx 50 Index	(496)	Sep-22	17,885,815	17,899,478	13,663	—
Hang Seng Index	(316)	Jul-22	43,782,842	44,473,719	690,877	—
Japanese 10 Yr Bond	(148)	Sep-22	162,104,068	162,629,136	525,068	—
Long Gilt	(830)	Sep-22	115,160,744	116,242,153	1,081,409	—
Nasdaq 100 E-Mini Index	(54)	Sep-22	12,451,860	12,570,016	118,156	—
Nikkei 225 Index (OSE)	(48)	Sep-22	9,332,547	9,278,815	—	(53,732)
Russell 2000 Mini Index	(496)	Sep-22	42,358,400	42,301,137	—	(57,263)
Silver	(197)	Sep-22	20,046,720	20,552,714	505,994	—

54 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund – Consolidated Schedule of Open Futures Contracts

	Number of Contracts		Current	Notional	Value
Description	Purchased (Sold)	Settlement Month-Year	Notional Amount	Amount At Trade Date	Unrealized Appreciation	Unrealized (Depreciation)
Sale Contracts: (continued)
U.S. 10 Yr Note	(758)	Sep-22	$89,846,688	$88,649,979	$—	$(1,196,709)
U.S. 5 Yr Note	(42)	Sep-22	4,714,500	4,673,582	—	(40,918)
U.S. Long Bond	(328)	Sep-22	45,469,000	45,740,936	271,936	—
Zinc (a)	(4)	Sep-22	316,075	355,771	39,696	—
Total Sale Contracts					6,433,741	(1,929,545)
Total Futures Contracts					$9,204,083	$(22,785,002)
Net Unrealized Depreciation						$(13,580,919)

(a)

London Metal Exchange (‘’LME’’) futures contracts settle on their respective maturity date. The unrealized appreciation on these contracts is a receivable for unsettled open futures contracts and the unrealized depreciation is a payable for unsettled open futures contracts on the Fund’s consolidated statement of assets and liabilities.

The accompanying notes are an integral part of these consolidated financial statements. | 55

LoCorr Dynamic Equity Fund - Schedule of Investments

Schedule of Investments

June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS: 56.56%
Airlines: 0.73%
SkyWest, Inc. (a)	15,609	$331,691

Banks: 4.20%
American National Bankshares, Inc.	5,664	196,031
Bank OZK	1,870	70,181
JPMorgan Chase & Co.	5,957	670,818
Wintrust Financial Corp.	3,946	316,272
Zions Bancorporation	12,734	648,160
		1,901,462
Biotechnology: 1.49%
Alaunos Therapeutics, Inc. (a)	11,200	13,888
Champions Oncology, Inc. (a)	17,897	144,787
Gilead Sciences, Inc.	1,879	116,141
Iovance Biotherapeutics, Inc. (a)	2,662	29,388
Nkarta, Inc. (a)	1,900	23,408
TransMedics Group, Inc. (a)	3,584	112,717
Veracyte, Inc. (a)	11,788	234,581
		674,910
Building Materials: 0.49%
SPX Corp. (a)	4,161	219,867

Commercial Services: 0.70%
Alta Equipment Group, Inc. (a)	35,098	314,829

Computers: 1.00%
Rapid7, Inc. (a)	2,757	184,167
Stratasys Ltd. - ADR (a)(b)	14,220	266,483
		450,650

56 | The accompanying notes are an integral part of these financial statements.

LoCorr Dynamic Equity Fund – Schedule of Investments (continued)

	Shares	Value
COMMON STOCKS: (continued)
Cosmetics & Personal Care: 0.33%
Coty, Inc. (a)	18,438	$147,688

Diversified Finan Services: 1.43%
Encore Capital Group, Inc. (a)	9,428	544,656
Evercore Partners, Inc.	1,095	102,503
		647,159
Electronics: 3.89%
Benchmark Electronics, Inc.	19,900	448,944
Enovix Corp. (a)	21,971	195,761
Flex Ltd. - ADR (a)(b)	46,928	679,048
Identiv, Inc. (a)	17,303	200,369
Vontier Corp.	10,334	237,579
		1,761,701
Energy - Alternate Sources: 0.42%
Archaea Energy, Inc. (a)	12,351	191,811

Engineering & Construction: 1.06%
Bowman Consulting Group Ltd. (a)	23,341	288,028
Dycom Industries, Inc. (a)	2,047	190,453
		478,481
Entertainment: 1.15%
Everi Holdings, Inc. (a)	18,687	304,785
International Game Technology PLC (b)	11,652	216,261
		521,046
Environmental Control: 0.74%
Clean Harbors, Inc. (a)	3,845	337,091

Food: 1.65%
The Real Good Food Co., Inc. (a)	43,158	303,401
Stryve Foods, Inc. (a)	3,815	3,360
SunOpta, Inc. - ADR (a)(b)	56,305	438,053
		744,814
Healthcare - Products: 2.10%
AtriCure, Inc. (a)	6,753	275,928
Cerus Corp. (a)	29,991	158,653
DermTech, Inc. (a)	3,341	18,509
Merit Medical Systems, Inc. (a)	3,545	192,387
Omnicell, Inc. (a)	2,671	303,826
		949,303
Healthcare Services: 0.70%
Amedisys, Inc. (a)	582	61,180
Neuronetics, Inc. (a)	79,338	254,675
		315,855
Home Furnishings: 0.59%
Arhaus, Inc. (a)	23,103	103,964
Lovesac Co. (a)	5,937	163,268
		267,232
Internet: 4.91%
Cogent Communications Holdings, Inc.	1,879	114,168
Edgio, Inc. (a)	53,071	122,594
Magnite, Inc. (a)	29,540	262,315
Yatra Online, Inc. - ADR (a)(b)	141,671	318,760

The accompanying notes are an integral part of these financial statements. | 57

LoCorr Dynamic Equity Fund – Schedule of Investments (continued)

	Shares	Value
COMMON STOCKS: (continued)
Zendesk, Inc. (a)	18,997	$1,407,108
		2,224,945
Lodging: 1.60%
Full House Resorts, Inc. (a)	16,742	101,791
Wynn Resorts Ltd. (a)	10,965	624,786
		726,577
Machinery - Construction & Mining: 0.33%
Babcock & Wilcox Enterprises, Inc. (a)	24,710	149,001

Media: 1.39%
DISH Network Corp. (a)	35,128	629,845

Metal Fabricate & Hardware: 0.46%
Hillman Solutions Corp. (a)	24,314	210,073

Miscellaneous Manufacturing: 0.23%
AMMO, Inc. (a)	27,446	105,667

Oil & Gas: 1.05%
Diamond Offshore Drilling, Inc. (a)	18,359	108,135
DMC Global, Inc. (a)	2,316	41,757
Transocean Ltd. - ADR (a)(b)	62,588	208,418
Valaris Ltd. - ADR (a)(b)	2,825	119,328
		477,638
Pharmaceuticals: 1.20%
Achilles Therapeutics PLC - ADR (a)(b)	8,719	21,972
Better Choice Co, Inc. (a)	90,446	198,981
Lyell Immunopharma, Inc. (a)	5,700	37,164
NexImmune, Inc. (a)	9,698	15,614
PetIQ, Inc. (a)	15,956	267,901
		541,632
Pipelines: 0.23%
Kinetik Holdings, Inc.	3,000	102,420

Retail: 1.01%
Noodles & Co. (a)	54,969	258,354
Papa John’s International, Inc.	2,373	198,193
		456,547
Semiconductors: 5.44%
Axcelis Technologies, Inc. (a)	6,599	361,889
AXT, Inc. (a)	12,139	71,134
Cirrus Logic, Inc. (a)	8,956	649,668
MaxLinear, Inc. (a)	7,972	270,889
Micron Technology, Inc.	3,814	210,838
Silicon Motion Technology Corp. - ADR (b)	4,499	376,566
SiTime Corp. (a)	860	140,206
Synaptics, Inc. (a)	1,464	172,825
Veeco Instruments, Inc. (a)	10,694	207,464
		2,461,479
Software: 11.93%
Absolute Software Corp. - ADR (b)	37,610	325,327
ACI Worldwide, Inc. (a)	10,722	277,593
Amplitude, Inc. (a)	18,124	258,992
Augmedix, Inc. (a)	109,894	197,809

58 | The accompanying notes are an integral part of these financial statements.

LoCorr Dynamic Equity Fund – Schedule of Investments (continued)

	Shares	Value
COMMON STOCKS: (continued)
Braze, Inc. (a)	3,100	$112,313
Coupa Software, Inc. (a)	3,741	213,611
Domo, Inc. (a)	431	11,982
E2open Parent Holdings, Inc. (a)	5,300	41,234
Ebix, Inc.	10,452	176,639
Elastic NV - ADR (a)(b)	1,600	108,272
Everbridge, Inc. (a)	32,207	898,253
Five9, Inc. (a)	1,336	121,763
LivePerson, Inc. (a)	4,208	59,501
Microsoft Corp.	2,608	669,813
New Relic, Inc. (a)	18,421	921,971
Porch Group, Inc. (a)	17,800	45,568
Smartsheet, Inc. (a)	4,815	151,335
SS&C Technologies Holdings, Inc.	12,234	710,428
Tabula Rasa HealthCare, Inc. (a)	15,514	39,871
Zuora, Inc. (a)	6,495	58,130
		5,400,405
Telecommunications: 4.11%
Cambium Networks Corp. - ADR (a)(b)	22,141	324,366
Ceragon Networks Ltd. - ADR (a)(b)	83,892	215,602
CommScope Holding Co., Inc. (a)	16,858	103,171
DZS, Inc. (a)	10,164	165,368
Harmonic, Inc. (a)	34,401	298,257
Lantronix, Inc. (a)	12,769	68,697
NeoPhotonics Corp. (a)	18,713	294,356
Sierra Wireless, Inc. - ADR (a)(b)	16,737	391,646
		1,861,463
TOTAL COMMON STOCKS (Cost $26,973,065)		25,603,282

REAL ESTATE INVESTMENT TRUSTS: 3.27%
Kimco Realty Corp.	33,705	666,348
Park Hotels & Resorts, Inc.	60,047	814,838
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $1,670,922)		1,481,186

SHORT TERM INVESTMENT: 30.67%
MONEY MARKET FUND: 30.67%
STIT-Government & Agency Portfolio, Institutional Class, 1.38% (c)^	13,884,647	13,884,647
TOTAL MONEY MARKET FUND (Cost $13,884,647)		13,884,647
TOTAL SHORT TERM INVESTMENT (Cost $13,884,647)		13,884,647

TOTAL INVESTMENTS (Cost $42,528,634): 90.50%		40,969,115
Other Assets in Excess of Liabilities: 9.50% (d)		4,302,121
TOTAL NET ASSETS: 100.00%		$45,271,236

(a)	Non-dividend income producing security.
(b)	Foreign issued security.
(c)	The rate quoted is the annualized seven-day effective yield as of June 30, 2022.
(d)	Includes assets pledged as collateral and deposits with broker for securities sold short. At June 30, 2022, the value of these assets total $18,128,907.
^	Holdings is greater than 25% of portfolio value. Additional information regarding the underlying Fund’s holdings and financial statements may be found at https://sec.gov.
ADR	American Depositary Reciept
PLC	Public Limited Company

The accompanying notes are an integral part of these financial statements. | 59

LoCorr Dynamic Equity Fund – Schedule of Securities Sold Short

LoCorr Dynamic Equity Fund

Schedule of Securities Sold Short

June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS: (23.63)%
Agriculture: (0.39)%
Andersons Inc.	(2,506)	$(82,673)
Bunge Ltd. - ADR (b)	(1,016)	(92,141)
		(174,814)
Banks: (0.21)%
Banner Corp.	(1,714)	(96,344)

Biotechnology: (0.04)%
Vivos Therapeutics, Inc. (a)	(12,844)	(16,569)

Chemicals: (0.26)%
Mosaic Co.	(2,441)	(115,288)

Commercial Services: (1.64)%
AMN Healthcare Services, Inc. (a)	(1,124)	(123,314)
Cross Country Healthcare, Inc. (a)	(6,350)	(132,271)
Insperity, Inc.	(1,504)	(150,144)
Progyny, Inc. (a)	(2,473)	(71,841)
Rollins, Inc.	(4,378)	(152,880)
TriNet Group, Inc. (a)	(1,468)	(113,946)
		(744,396)
Computers: (1.40)%
Apple, Inc.	(3,210)	(438,871)
Maximus, Inc.	(3,090)	(193,156)
		(632,027)
Cosmetics & Personal Care: (0.38)%
The Beauty Health Co. (a)	(13,425)	(172,646)

Distribution & Wholesale: (0.49)%
Pool Corp.	(637)	(223,734)

Diversified Financial Services: (2.17)%
Futu Holdings Ltd. - ADR (a)(b)	(2,020)	(105,464)
Mastercard, Inc.	(1,379)	(435,047)
Visa, Inc.	(2,243)	(441,624)
		(982,135)
Electronics: (0.27)%
Avnet, Inc.	(2,841)	(121,822)

Engineering & Construction: (0.57)%
Frontdoor, Inc. (a)	(4,602)	(110,816)
NV5 Global, Inc. (a)	(1,270)	(148,260)
		(259,076)
Entertainment: (0.12)%
Red Rock Resorts, Inc.	(1,591)	(53,076)

Food: (0.76)%
Hormel Foods Corp.	(1,191)	(56,406)
Hostess Brands, Inc. (a)	(5,425)	(115,064)

60 | The accompanying notes are an integral part of these financial statements.

LoCorr Dynamic Equity Fund – Schedule of Securities Sold Short (continued)

	Shares	Value
COMMON STOCKS: (continued)
Lancaster Colony Corp.	(1,333)	$(171,664)
		(343,134)
Healthcare - Products: (0.08)%
LeMaitre Vascular, Inc.	(836)	(38,080)

Home Builders: (0.81)%
Thor Industries, Inc.	(1,259)	(94,085)
Toll Brothers, Inc.	(2,924)	(130,410)
Winnebago Industries, Inc.	(2,968)	(144,126)
		(368,621)
Home Furnishings: (0.14)%
Sleep Number Corp. (a)	(2,091)	(64,716)

Internet: (1.24)%
Alphabet, Inc. (a)	(193)	(420,597)
CarParts.com, Inc. (a)	(8,280)	(57,463)
Q2 Holdings, Inc. (a)	(2,116)	(81,614)
		(559,674)
Leisure Time: (0.48)%
Callaway Golf Co. (a)	(5,401)	(110,180)
Harley-Davidson, Inc.	(3,430)	(108,594)
		(218,774)
Lodging: (0.40)%
Hilton Worldwide Holdings, Inc.	(825)	(91,938)
Marriott International Inc/MD	(668)	(90,855)
		(182,793)
Machinery Diversified: (0.71)%
Ichor Holdings Ltd. - ADR (a)(b)	(5,900)	(153,282)
Kornit Digital Ltd. - ADR (a)(b)	(1,671)	(52,971)
Xylem Inc/NY	(1,487)	(116,254)
		(322,507)
Media: (0.24)%
Nexstar Broadcasting Group, Inc.	(654)	(106,524)

Metal Fabricate & Hardware: (0.44)%
Proto Labs, Inc. (a)	(4,195)	(200,689)

Miscellaneous Manufacturing: (0.11)%
A.O. Smith Corp.	(917)	(50,142)

Pharmaceuticals: (0.23)%
Pacira Pharmaceuticals, Inc. (a)	(1,806)	(105,290)

Private Equity: (0.48)%
KKR & Co., Inc.	(4,653)	(215,387)

Retail: (5.54)%
Abercrombie & Fitch Co. (a)	(12,039)	(203,700)
Casey’s General Stores, Inc.	(626)	(115,797)
Cheesecake Factory, Inc.	(9,663)	(255,296)
Dave & Buster’s Entertainment, Inc. (a)	(1,336)	(43,794)
Dick’s Sporting Goods, Inc.	(2,846)	(214,503)
Five Below, Inc. (a)	(1,003)	(113,770)
Home Depot, Inc.	(1,627)	(446,237)
Lowe’s Cos, Inc.	(2,493)	(435,452)

The accompanying notes are an integral part of these financial statements. | 61

LoCorr Dynamic Equity Fund – Schedule of Securities Sold Short (continued)

	Shares	Value
COMMON STOCKS: (continued)
RH (a)	(524)	$(111,224)
Shake Shack, Inc. (a)	(2,377)	(93,844)
Texas Roadhouse, Inc.	(3,636)	(266,155)
Williams-Sonoma, Inc.	(1,858)	(206,145)
		(2,505,917)
Semiconductors: (0.07)%
Alpha & Omega Semiconductor Ltd. - ADR (a)(b)	(919)	(30,639)

Software: (3.45)%
AppLovin Corp. (a)	(6,194)	(213,321)
CS Disco, Inc. (a)	(2,141)	(38,624)
Digimarc Corp. (a)	(9,312)	(131,672)
DocuSign, Inc. (a)	(1,787)	(102,538)
EngageSmart, Inc. (a)	(5,847)	(94,020)
Evolent Health, Inc. (a)	(1,243)	(38,173)
Fastly, Inc. (a)	(2,511)	(29,153)
Lightspeed Commerce, Inc. - ADR (a)(b)	(4,076)	(90,895)
Procore Technologies, Inc. (a)	(5,864)	(266,167)
PTC, Inc. (a)	(1,587)	(168,762)
Roblox Corp. (a)	(2,822)	(92,731)
Sprout Social, Inc. (a)	(2,038)	(118,347)
Zoom Video Communications, Inc. (a)	(1,630)	(175,991)
		(1,560,394)
Telecommunications: (0.38)%
Frontier Communications Parent, Inc. (a)	(2,187)	(51,482)
Lumen Technologies, Inc.	(11,121)	(121,330)
		(172,812)
Transportation: (0.25)%
Knight-Swift Transportation Holdings, Inc.	(2,392)	(110,726)
TOTAL COMMON STOCKS (Proceeds $11,209,115)		(10,748,746)

EXCHANGE TRADED FUNDS: (8.46)%
iShares Russell 2000	(8,227)	(1,393,325)
iShares Russell 2000 Growth ETF	(2,929)	(604,282)
iShares Semiconductor ETF	(1,662)	(581,052)
ProShares Ultra Financials	(2,005)	(86,516)
ProShares Ultra Russell2000 (a)	(2,099)	(64,838)
SPDR S&P500 Trust	(2,915)	(1,099,684)
TOTAL EXCHANGE TRADED FUNDS (Proceeds $3,894,447)		(3,829,697)
TOTAL SECURITIES SOLD SHORT (Proceeds $15,103,562): (32.20)%		$(14,578,443)

Percentages are stated as a percent of net assets.

(a)	Non-dividend expense producing security.
(b)	Foreign issued security.

ADR	American Depositary Reciept
PLC	Public Limited Company

62 | The accompanying notes are an integral part of these financial statements.

LoCorr Dynamic Equity Fund – Schedule of Written Options

LoCorr Dynamic Equity Fund
Schedule of Written Option

June 30, 2022 (Unaudited)

	Notional Amount	Number of Contracts (a)	Value
WRITTEN OPTION (0.02%)
Call Option: (0.65)%
Axcelis Expiration: December 2022, Exercise Price: $54.84	$(104,196)	(19)	$(10,640)
TOTAL WRITTEN OPTION (Premiums received $13,388)(0.02%)			$(10,640)

Percentages are stated as a percent of net assets.

(a)	Each contract is equivalent to 100 shares of common stock.

The accompanying notes are an integral part of these financial statements. | 63

LoCorr Spectrum Income Fund – Schedule of Investments

Schedule of Investments

June 30, 2022 (Unaudited)

	Shares	Value
BUSINESS DEVELOPMENT COMPANIES: 3.06%
Ares Capital Corp.	48,688	$872,976
BlackRock TCP Capital Corp.	59,078	740,247
FS KKR Capital Corp.	35,000	679,700
New Mountain Finance Corp.	74,302	884,937
TOTAL BUSINESS DEVELOPMENT COMPANIES (Cost $3,372,485)		3,177,860

CLOSED-END INVESTMENT COMPANIES: 6.43%
Aberdeen Global Premier Properties Fund	158,792	779,669
BlackRock Taxable Municipal Bond Trust	96,006	1,839,475
Nuveen Credit Strategies Income Fund (d)	179,120	931,424
Nuveen Taxable Municipal Income Fund	110,147	1,960,616
Oaktree Specialty Lending Corp.	90,809	594,799
Sixth Street Specialty Lending, Inc.	31,739	587,172
TOTAL CLOSED-END INVESTMENT COMPANIES (Cost $7,612,435)		6,693,155

COMMON STOCKS: 43.36%
Agriculture: 0.81%
Altria Group, Inc.	20,168	842,417

Chemicals: 1.47%
CVR Partners LP	7,590	757,861
LyondellBasell Industries NV - ADR (a)	8,807	770,260
		1,528,121
Computers: 1.70%
International Business Machines Corp.	12,495	1,764,169

Diversified Financial Services: 0.82%
OneMain Holdings, Inc.	22,789	851,853

64 | The accompanying notes are an integral part of these financial statements.

LoCorr Spectrum Income Fund – Schedule of Investments (continued)

	Shares	Value
COMMON STOCKS: (continued)
Electric: 12.62%
AES Corp. VA	96,837	$2,034,545
Algonquin Power & Utilities Corp. - ADR (a)	114,962	1,543,940
American Electric Power Co, Inc.	20,002	1,918,992
Avangrid, Inc.	36,739	1,694,403
Clearway Energy, Inc. (d)	60,401	2,104,371
Dominion Energy, Inc.	24,091	1,922,703
Entergy Corp.	16,907	1,904,404
		13,123,358
Energy - Alternate Sources: 4.79%
Atlantica Yield PLC - ADR (a)(d)	50,377	1,625,162
Enviva, Inc.	19,886	1,137,877
NextEra Energy Partners LP (d)	29,868	2,215,011
		4,978,050
Food: 2.47%
B&G Foods, Inc.	25,539	607,317
Kraft Heinz Co.	51,540	1,965,736
		2,573,053
Insurance: 0.84%
American Financial Group Inc/OH	6,287	872,699

Machinery - Diversified: 0.68%
AGCO Corp.	7,174	708,074

Mining: 1.74%
Newmont Corp.	30,354	1,811,223

Oil & Gas: 3.11%
Chesapeake Energy Corp.	20,963	1,700,099
Petroleo Brasileiro SA - ADR (a)	57,000	665,760
Pioneer Natural Resources Co.	3,886	866,889
		3,232,748
Pharmaceuticals: 1.94%
Pfizer, Inc.	38,403	2,013,469

Pipelines: 4.33%
Antero Midstream Corp.	127,693	1,155,622
Cheniere Energy Partners LP	15,939	715,183
Hess Midstream LP	24,988	699,664
Williams Cos. Inc.	61,955	1,933,615
		4,504,084
Telecommunications: 3.52%
AT&T, Inc.	90,000	1,886,400
Verizon Communications, Inc.	35,000	1,776,250
		3,662,650
Transportation: 2.52%
Costamare, Inc. - ADR (a)	76,176	921,729
Golden Ocean Group Ltd. - ADR (a)	68,892	801,903
Star Bulk Carriers Corp. - ADR (a)	35,834	895,492
		2,619,124
TOTAL COMMON STOCKS (Cost $46,055,315)		45,085,092

The accompanying notes are an integral part of these financial statements. | 65

LoCorr Spectrum Income Fund – Schedule of Investments (continued)

		Units	Value
MASTER LIMITED PARTNERSHIPS: 11.74%
Gas: 0.66%
Global Partners LP		29,083	$683,451

Oil & Gas: 0.65%
Sunoco LP		18,089	673,815

Oil & Gas Services: 1.87%
CrossAmerica Partners LP		36,081	730,640
USA Compression Partners LP		72,368	1,209,993
			1,940,633
Pipelines: 6.31%
Crestwood Equity Partners LP		51,428	1,238,386
Delek Logistics Partners LP		19,643	956,614
Enterprise Products Partners LP		64,000	1,559,680
Magellan Midstream Partners LP		44,138	2,108,031
MPLX LP		24,000	699,600
			6,562,311
Private Equity: 2.25%
Icahn Enterprises LP		48,907	2,353,405
TOTAL MASTER LIMITED PARTNERSHIPS (Cost $10,814,360)			12,213,615

PREFERRED STOCKS: 2.90%		Shares
Pipelines: 2.90%
Crestwood Equity Partners LP, 9.250%		205,122	1,866,610
NuStar Energy LP 7.625%		55,789	1,148,696
TOTAL PREFERRED STOCKS (Cost $2,105,652)			3,015,306

PUBLICLY TRADED PARTNERSHIPS: 2.68%		Units
Brookfield Renewable Partners LP (a)(d)		56,915	1,980,642
KNOT Offshore Partners LP (a)		50,021	818,844
TOTAL PUBLICLY TRADED PARTNERSHIPS (Cost $2,544,024)			2,799,486

PURCHASED OPTIONS: 0.79%	Notional Amount	Number of Contracts (b)
Call Options: 0.01%
iShares Russell 2000 ETF
Expiration: June 2022, Exercise Price $203.00	33,872,000	2,000	1,000
Expiration: July 2022, Exercise Price $203.00	33,872,000	2,000	2,000
iShares TR Russell 2000 ETF
Expiration: July 2022, Exercise Price $192.00	16,936,000	1,000	5,000
Total Call Options (Cost $155,696)			8,000
Put Options: 0.78%
iShares Russell 2000 ETF
Expiration: June 2022, Exercise Price $164.00	21,170,000	1,250	1,250
iShares TR Russell 2000 ETF
Expiration: July 2022, Exercise Price $165.00	33,872,000	3,000	816,000
Total Put Options (Cost $1,281,023)			817,250
TOTAL PURCHASED OPTIONS (Cost $1,436,719)			825,250

		Shares
REAL ESTATE INVESTMENT TRUSTS: 20.29%
AGNC Investment Corp. (d)		122,096	1,351,603
Annaly Capital Management, Inc.		464,680	2,746,259
Apollo Commercial Real Estate Finance, Inc.		123,535	1,289,705

66 | The accompanying notes are an integral part of these financial statements.

LoCorr Spectrum Income Fund – Schedule of Investments (continued)

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS: (continued)
Crown Castle International Corp.	3,298	$555,317
Digital Realty Trust, Inc.	14,695	1,907,852
Gaming and Leisure Properties, Inc.	17,244	790,810
Global Net Lease, Inc. (d)	105,603	1,495,339
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (d)	53,773	2,035,846
Iron Mountain, Inc. (d)	37,810	1,840,969
New Residential Investment Corp.	44,900	968,044
New Residential Investment Corp.	75,573	704,340
Sabra Health Care, Inc.	60,586	846,386
SL Green Realty Corp. (d)	9,582	442,209
Starwood Property Trust, Inc.	53,076	1,108,758
The Necessity Retail REIT Inc.	104,117	757,972
WP Carey, Inc.	27,292	2,261,414
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $23,514,858)		21,102,823

SHORT TERM INVESTMENT: 7.54%
MONEY MARKET FUND: 7.54%
STIT-Government & Agency Portfolio, Institutional Class, 1.38% (c)	7,846,936	7,846,936
TOTAL MONEY MARKET FUND (Cost $7,846,936)		7,846,936
TOTAL SHORT TERM INVESTMENT (Cost $7,846,936)		7,846,936

TOTAL INVESTMENTS (Cost $105,302,785): 98.79%		102,759,523
Other Assets in Excess of Liabilities: 1.21%		1,260,661
TOTAL NET ASSETS: 100.00%		$104,020,184

(a)	Foreign issued security.
(b)	Each contract is equivalent to 100 shares of common stock.
(c)	The rate quoted is the annualized seven-day effective yield as of June 30, 2022.
(d)	All of a portion of this security is held as collateral for options written. At June 30, 2022, the value of this collateral is $10,423,494.

ADR	American Depositary Receipts
PLC	Public Limited Company

The accompanying notes are an integral part of these financial statements. | 67

LoCorr Spectrum Income Fund – Schedule of Written Options

LoCorr Spectrum Income Fund
Schedule of Written Options

June 30, 2022 (Unaudited)

	Notional Amount	Number of Contracts (a)	Value
WRITTEN OPTIONS (0.30)%
Call Options: 0.30%
Chesapeake Energy Corp. Expiration: August 2022, Exercise Price: $100.00	$1,694,990	(209)	$(56,430)
Clearway Energy, Inc. Expiration: August 2022, Exercise Price: $40.00	2,104,336	(604)	(18,120)
CVR Partners LP Expiration: August 2022, Exercise Price: $130.00	748,875	(75)	(22,500)
iShares TR Russell 2000 ETF Expiration: July 2022, Exercise Price: $175.00	16,936,000	(1,000)	(175,000)
NextEra Energy Partners LP Expiration: August 2022, Exercise Price: $85.00	2,209,968	(298)	(14,900)
Pfizer, Inc. Expiration: August 2022, Exercise Price: $57.50	2,013,312	(384)	(23,424)
TOTAL WRITTEN OPTIONS (Premiums received $384,349)(0.30)%			$(310,374)

Percentages are stated as a percent of net assets.

(a)	Each contract is equivalent to 100 shares of common stock.

68 | The accompanying notes are an integral part of these financial statements.

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund Consolidated Statements of Assets & Liabilities

Consolidated Statements of Assets & Liabilities

June 30, 2022 (Unaudited)

	LoCorr Macro Strategies Fund	LoCorr Long/Short Commodities Strategy Fund	LoCorr Market Trend Fund
Assets
Investments, at value (Cost $2,038,639,435, $1,068,991,971 and $531,986,101, respectively)	$2,005,827,457	$1,087,798,764	$523,833,443
Cash	35,188,806	—	—
Cash held as collateral for forward currency contracts (Note 2)	8,666,806	—	7,780,000
Foreign currency, at value (Cost $3,392,550, $0 and $12,245, respectively)	1,802,795	—	12,245
Receivable for variation margin on futures contracts	—	—	796,904
Deposits with broker for derivative instruments (Note 2)	113,741,444	29,927,511	45,237,359
Unrealized appreciation on swap contracts (Note 1)	—	79,517,959	—
Unrealized appreciation on forward currency contracts (Note 2)	23,152,200	—	8,459,440
Receivable for Fund shares sold	17,567,890	5,194,883	4,172,360
Receivable for securities sold	752,097	345,254	—
Interest receivable	3,322,903	1,623,189	879,748
Receivable for unsettled open futures contracts	4,099,961	—	—
Advance receipt on swap contracts	—	14,113,147	—
Prepaid expenses and other assets	212,783	351,899	79,266
Total Assets	2,214,335,142	1,218,872,606	591,250,765

Liabilities
Payable for Fund shares redeemed	2,823,833	2,000,279	1,559,986
Payable for securities purchased	—	—	253,862
Unrealized depreciation on forward currency contracts (Note 2)	18,211,232	—	3,611,208
Payable for unsettled open futures contracts	5,083,815	—	2,527,648
Payable for variation margin on futures contracts	2,965,576	—	6,207,130
Payable to custodian	—	2,429,304	—
Accrued management fees (Note 5)	2,863,257	1,408,246	726,197
Accrued Trustees’ fees	22,318	12,230	4,980
Accrued Rule 12b-1 fees	190,669	160,512	124,512
Accrued expenses and other liabilities	311,992	116,036	89,249
Total Liabilities	32,472,692	6,126,607	15,104,772

Net Assets	$2,181,862,450	$1,212,745,999	$576,145,993

Net Assets Consist of:
Paid-in capital	$1,975,799,253	$1,097,111,435	$474,671,056
Total distributable earnings/(accumulated loss)	206,063,197	115,634,564	101,474,937
NET ASSETS	$2,181,862,450	$1,212,745,999	$576,145,993

Class A Shares
Net assets	$76,945,719	$43,220,586	$25,182,770
Shares issued and outstanding (unlimited shares authorized, no par value)	8,197,866	3,916,423	1,647,548
Net asset value, redemption, and minimum offering price per share (a)	$9.39	$11.04	$15.28
Maximum offering price per share ($9.39/0.9425) ($11.04/0.9425) ($15.28/0.9425)(b)	$9.96	$11.71	$16.22

Class C Shares
Net assets	$48,515,024	$13,960,692	$17,154,393
Shares issued and outstanding (unlimited shares authorized, no par value)	5,455,774	1,333,115	1,165,328
Net asset value, redemption, and offering price per share (a)	$8.89	$10.47	$14.72

Class I Shares
Net assets	$2,056,401,707	$1,155,564,721	$533,808,830
Shares issued and outstanding (unlimited shares authorized, no par value)	215,074,558	103,281,285	34,762,791
Net asset value, redemption, and offering price per share	$9.56	$11.19	$15.36

(a)

A 1.00% contingent deferred sales charge may apply to redemptions made within twelve months of purchase. The contingent deferred sales charge only applies to Class A share purchases of $1 million or more.

(b)	On investments of $25,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these consolidated financial statements. | 69

LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund - Statements of Assets & Liabilities

Statements of Assets & Liabilities

June 30, 2022 (Unaudited)

	LoCorr Dynamic Equity Fund	LoCorr Spectrum Income Fund
Assets
Investments, at value (Cost $42,528,634 and $105,302,785, respectively)	$40,969,115	$102,759,523
Cash held as collateral for securities sold short (Note 2)	2,353,718	—
Cash pledged as collateral for options contracts (Note 2)	—	1,643
Deposits with broker for securities sold short (Note 2)	15,775,189	—
Receivable for Fund shares sold	1,597,684	914,143
Receivable for securities sold	1,198,367	524,601
Dividends, interest and other receivables	20,100	430,926
Deposits with broker for options	13,388	461,593
Prepaid expenses and other assets	39,349	41,500
Total Assets	61,966,910	105,133,929

Liabilities
Securities sold short, at value (Proceeds $15,103,562 and $0, respectively)	$14,578,443	$—
Options written, at value (Premiums received $13,388 and $384,349, respectively)	10,640	310,374
Foreign currency, due to custodian (Cost $8,830 and $0, respectively)	8,822	—
Payable for securities purchased	1,953,254	342,731
Payable for Fund shares redeemed	37,772	109,868
Payable for distributions	—	119,061
Dividends payable	4,425	—
Accrued management fees (Note 5)	23,786	114,891
Accrued Trustees’ fees	319	942
Accrued Rule 12b-1 fees	12,289	78,751
Accrued expenses and other liabilities	65,924	37,127
Total Liabilities	16,695,674	1,113,745

Net Assets	$45,271,236	$104,020,184

Net Assets Consist of:
Paid-in capital	$48,029,103	$134,419,592
Total distributable earnings/(accumulated loss)	(2,757,867)	(30,399,408)
NET ASSETS	$45,271,236	$104,020,184

Class A Shares
Net assets	$3,053,625	$14,238,583
Shares issued and outstanding (unlimited shares authorized, no par value)	279,903	2,215,265
Net asset value, redemption, and minimum offering price per share (a)	$10.91	$6.43	(b)
Maximum offering price per share ($10.91/0.9425), ($6.43/0.9425), respectively(c)	$11.58	$6.82

Class C Shares
Net assets	$2,802,541	$17,396,895
Shares issued and outstanding (unlimited shares authorized, no par value)	277,550	2,677,830
Net asset value, redemption, and offering price per share (a)	$10.10	$6.50	(b)

Class I Shares
Net assets	$39,415,070	$72,384,706
Shares issued and outstanding (unlimited shares authorized, no par value)	3,517,544	11,300,852
Net asset value, redemption, and offering price per share	$11.21	$6.41	(b)

(a)

A 1.00% contingent deferred sales charge may apply to redemptions made within twelve months of purchase. The contingent deferred sales charge only applies to Class A share purchases of $1 million or more.

(b)	Redemptions made within 60 days of purchase may be assessed a redemption fee of 2.00%.
(c)	On investments of $25,000 or more, the offering price is reduced.

70 | The accompanying notes are an integral part of these financial statements.

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Consolidated Statements of Operations

Consolidated Statements of Operations

Six Months Ended June 30, 2022 (Unaudited)

	LoCorr Macro Strategies Fund	LoCorr Long/Short Commodities Strategy Fund	LoCorr Market Trend Fund
Investment Income
Interest income	$9,485,140	$4,518,737	$2,100,422
Total Investment Income	9,485,140	4,518,737	2,100,422

Expenses
Management fees (Note 5)	14,063,215	7,595,962	3,064,716
Transfer agent fees and expenses	1,005,043	573,311	123,295
Fund accounting fees	237,380	154,895	85,863
Fund administration fees	230,300	145,106	81,437
Rule 12b-1 fee - Class A (Note 5)	88,448	33,956	16,593
Rule 12b-1 fee - Class C (Note 5)	132,800	61,249	51,415
Registration expenses	75,985	68,746	38,625
Printing and mailing expenses	69,118	30,343	11,922
Trustees’ fees	47,738	28,136	10,360
Legal and audit fees	40,793	30,846	23,541
Custodian fees	42,799	20,945	9,070
Service fees paid for options	—	565,171	—
Other expenses	13,011	5,743	3,010
Total Expenses	16,046,630	9,314,409	3,519,847
Net Investment Income (Loss)	(6,561,490)	(4,795,672)	(1,419,425)

Realized and Unrealized Gain (Loss) on Investments, Swap Contracts, Forward Currency Contracts, Futures Contracts and Foreign Currency:
Net realized gain (loss) on:
Investments	(13,235,069)	22,158,638	(1,489,683)
Forward currency contracts	36,962,316	—	15,479,933
Futures contracts	257,613,689	—	110,168,984
Foreign currency transactions	2,367,911	—	(57,919)
Net change in unrealized appreciation/depreciation on:
Investments	(32,706,599)	(20,048,850)	(7,853,985)
Swap contracts	—	42,261,898	—
Forward currency contracts	10,483,300	—	7,323,639
Futures contracts	(14,171,375)	—	(18,369,555)
Foreign currency translation	(1,378,745)	—	(18)
Net realized and unrealized gain (loss)	245,935,428	44,371,686	105,201,396
Net Increase (Decrease) in Net Assets Resulting From Operations	$239,373,938	$39,576,014	$103,781,971

The accompanying notes are an integral part of these consolidated financial statements. | 71

LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Statements of Operations

Statements of Operations

Six Months Ended June 30, 2022 (Unaudited)

	LoCorr Dynamic Equity Fund	LoCorr Spectrum Income Fund
Investment Income
Dividend and interest income (a)	$126,903	$2,220,781
Total Investment Income	126,903	2,220,781

Expenses
Management fees (Note 5)	214,735	577,492
Fund administration fees	34,870	29,286
Fund accounting fees	29,597	22,256
Trustees’ fees	731	2,371
Transfer agent fees and expenses	38,435	53,415
Custodian fees	33,242	3,526
Registration expenses	25,436	28,747
Rule 12b-1 fee - Class A (Note 5)	3,127	13,386
Rule 12b-1 fee - Class C (Note 5)	13,726	89,117
Legal and audit fees	15,117	13,361
Printing and mailing expenses	1,221	9,702
Other expenses	1,363	1,664
Total expenses before dividend and interest expense	411,600	844,323
Dividend expense on securities sold short (Note 2)	41,672	—
Interest expense	7,613	5,528
Total expenses before fee waiver from Advisor	460,885	849,851
Fee waiver from Adviser (Note 5)	(109,866)	—
Fee recovery to Adviser (Note 5)	—	57,785
Net Expenses	351,019	907,636
Net Investment Income (Loss)	(224,116)	1,313,145

Realized and Unrealized Gain (Loss) on Investments, Securities Sold Short, Futures Contracts, Foreign Currency and Written Options:
Net realized gain (loss) on:
Investments	(2,341,977)	(19,444)
Securities sold short	1,624,976	—
Futures contracts	(117,190)	—
Foreign currency transactions	(11,691)	—
Written options	—	4,391,783
Net change in unrealized appreciation/depreciation on:
Investments	(3,087,498)	(10,303,824)
Securities sold short	418,978	—
Futures contracts	—	—
Foreign currency translation	(106)	—
Written options	2,748	(363,185)
Net realized and unrealized gain (loss)	(3,511,760)	(6,294,670)
Net Increase (Decrease) in Net Assets Resulting From Operations	$(3,735,876)	$(4,981,525)

(a) Net foreign tax withheld of $5,708 and $11,907, respectively.

72 | The accompanying notes are an integral part of these financial statements.

LoCorr Macro Strategies Fund – Consolidated Statements of Changes in Net Assets

LoCorr Macro Strategies Fund

Consolidated Statements of Changes in Net Assets

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Operations
Net investment income (loss)	$(6,561,490)	$(12,384,383)
Net realized gain (loss) on investments, forward currency contracts, futures contracts and foreign currency transactions	283,708,847	56,224,334
Net change in unrealized appreciation/depreciation of investments, forward currency contracts, futures contracts and foreign currency translation	(37,773,419)	(54,370,707)
Increase (Decrease) in Net Assets Resulting From Operations	239,373,938	(10,530,756)

Distributions From Earnings
Class A	—	(4,127,819)
Class C	—	(1,383,724)
Class I	—	(64,619,838)
Total Distributions From Earnings	—	(70,131,381)

Capital Transactions (Note 6)
Proceeds from shares sold	839,532,611	696,943,275
Reinvestment of distributions	—	60,719,026
Cost of shares redeemed	(323,069,164)	(435,141,347)
Increase (Decrease) in Net Assets From Capital Transactions	516,463,447	322,520,954

Total Increase (Decrease) in Net Assets	755,837,385	241,858,817

Net Assets
Beginning of period	1,426,025,065	1,184,166,248
End of period	$2,181,862,450	$1,426,025,065

The accompanying notes are an integral part of these consolidated financial statements. | 73

LoCorr Long/Short Commodities Strategy Fund – Consolidated Statements of Changes in Net Assets

LoCorr Long/Short Commodities Strategy Fund

Consolidated Statements of Changes in Net Assets

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Operations
Net investment income (loss)	$(4,795,672)	$(7,452,304)
Net realized gain (loss) on investments and swap contracts	22,158,638	24,366,282
Net change in unrealized appreciation/depreciation of investments and swap contracts	22,213,048	77,237,237
Increase (Decrease) in Net Assets Resulting From Operations	39,576,014	94,151,215

Distributions From Earnings
Class A	—	(2,253,811)
Class C	—	(680,758)
Class I	—	(57,133,795)
Total Distributions From Earnings	—	(60,068,364)

Capital Transactions (Note 6)
Proceeds from shares sold	460,262,463	516,986,498
Reinvestment of distributions	—	47,195,180
Cost of shares redeemed	(185,451,355)	(177,740,338)
Increase (Decrease) in Net Assets From Capital Transactions	274,811,108	386,441,340

Total Increase (Decrease) in Net Assets	314,387,122	420,524,191

Net Assets
Beginning of period	898,358,877	477,834,686
End of period	$1,212,745,999	$898,358,877

74 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund – Consolidated Statements of Changes in Net Assets

LoCorr Market Trend Fund

Consolidated Statements of Changes in Net Assets

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Operations
Net investment income (loss)	$(1,419,425)	$(2,460,200)
Net realized gain (loss) on investments, forward currency contracts, futures contracts and foreign currency transactions	124,101,315	24,266,193
Net change in unrealized appreciation/depreciation of investments, forward currency contracts, futures contracts and foreign currency translation	(18,899,919)	(20,218,470)
Increase (Decrease) in Net Assets Resulting From Operations	103,781,971	1,587,523

Distributions From Earnings
Class A	—	(502,242)
Class C	—	(279,635)
Class I	—	(8,675,899)
Total Distributions to Shareholders	—	(9,457,776)

Capital Transactions (Note 6)
Proceeds from shares sold	329,389,890	90,011,450
Reinvestment of distributions	—	9,157,589
Cost of shares redeemed	(123,466,912)	(80,974,775)
Increase (Decrease) in Net Assets From Capital Transactions	205,922,978	18,194,264

Total Increase (Decrease) in Net Assets	309,704,949	10,324,011

Net Assets
Beginning of period	266,441,044	256,117,033
End of period	$576,145,993	$266,441,044

The accompanying notes are an integral part of these consolidated financial statements. | 75

LoCorr Dynamic Equity Fund – Statements of Changes in Net Assets

LoCorr Dynamic Equity Fund

Statements of Changes in Net Assets

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Operations
Net investment income (loss)	$(224,116)	$(370,714)
Net realized gain (loss) on investments, securities sold short, futures contracts and foreign currency transactions	(845,882)	3,571,750
Net change in unrealized appreciation/depreciation of investments, securities sold short, futures contracts, foreign currency translation and written options	(2,665,878)	(650,857)
Increase (Decrease) in Net Assets Resulting From Operations	(3,735,876)	2,550,179

Distributions From Earnings
Class A	—	(240,081)
Class C	—	(177,259)
Class I	—	(1,025,665)
Total Distributions From Earnings	—	(1,443,005)

Capital Transactions (Note 6)
Proceeds from shares sold	27,669,034	10,887,135
Reinvestment of distributions	—	1,335,949
Cost of shares redeemed	(3,170,613)	(6,894,102)
Increase (Decrease) in Net Assets From Capital Transactions	24,498,421	5,328,982

Total Increase (Decrease) in Net Assets	20,762,545	6,436,156

Net Assets
Beginning of period	24,508,691	18,072,535
End of period	$45,271,236	$24,508,691

76 | The accompanying notes are an integral part of these financial statements.

LoCorr Spectrum Income Fund – Statements of Changes in Net Assets

LoCorr Spectrum Income Fund

Statements of Changes in Net Assets

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Operations
Net investment income (loss)	$1,313,145	$715,685
Net realized gain (loss) on investments and written options	4,372,339	6,335,816
Net change in unrealized appreciation/depreciation of investments and written options	(10,667,009)	3,380,502
Increase (Decrease) in Net Assets Resulting From Operations	(4,981,525)	10,432,003

Distributions From:
Earnings:
Class A	(486,276)	(581,259)
Class C	(544,177)	(573,863)
Class I	(2,129,214)	(1,362,103)
Return of capital:
Class A	—	(373,680)
Class C	—	(368,925)
Class I	—	(875,669)
Total Distributions From Earnings	(3,159,667)	(4,135,499)

Capital Transactions (Note 6)
Proceeds from shares sold	47,790,200	32,470,780
Reinvestment of distributions	2,446,945	3,075,791
Cost of shares redeemed	(13,884,755)	(14,181,847)
Redemption fees	1,888	515
Increase (Decrease) in Net Assets From Capital Transactions	36,354,278	21,365,239

Total Increase (Decrease) in Net Assets	28,213,086	27,661,743

Net Assets
Beginning of period	75,807,098	48,145,355
End of period	$104,020,184	$75,807,098

The accompanying notes are an integral part of these financial statements. | 77

LoCorr Macro Strategies Fund – Consolidated Financial Highlights – Class A

LoCorr Macro Strategies Fund - Class A

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Month Ended June 30, 2022*	Year Ended December 31,
	(Unaudited)	2021	2020	2019	2018	2017
Per Share
Net asset value, beginning of period	$8.13	$8.53	$8.56	$7.95	$8.64	$8.91

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.04)	(0.10)	(0.04)	0.02	0.00 (c)	(0.06)
Net realized and unrealized gain (loss)(b)	1.30	0.09	0.49	0.98	(0.46)	0.31
Total from Investment Operations	1.26	(0.01)	0.45	1.00	(0.46)	0.25

Distributions From Earnings:
Net investment income	—	(0.39)	(0.39)	(0.16)	(0.10)	—
Net realized gains	—	—	(0.09)	(0.23)	(0.13)	(0.52)
Total Distributions	—	(0.39)	(0.48)	(0.39)	(0.23)	(0.52)

Redemption Fees	—	—	—	—	—	0.00 (c)

Net Asset Value, End of Period	$9.39	$8.13	$8.53	$8.56	$7.95	$8.64

Total Investment Return(d)	15.62%	(0.15)%	5.41%	12.52%	(5.36)%	2.77%

Net Assets, End of Period, in Thousands	$76,946	$84,981	$77,035	$53,320	$55,075	$93,182

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense waiver or recovery	2.11%	2.15%	2.17%	2.16%	2.25%	2.33%
After expense waiver or recovery	2.11%	2.15%	2.18%	2.24%	2.24%	2.28%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	(0.99)%	(1.10)%	(0.49)%	0.32%	0.03%	(0.76)%
After expense waiver or recovery	(0.99)%	(1.10)%	(0.50)%	0.24%	0.04%	(0.71)%

Portfolio turnover rate(e)	39%	75%	56%	84%	105%	97%

* All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)

Realized and unrealized gains and losses per share in this caption may be balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s statement of operations due to share transactions for the period.

(c)	Amount represents less than $0.005 per share.
(d)	Total investment return excludes the effect of applicable sales charges.
(e)

Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

78 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund – Consolidated Financial Highlights – Class C

LoCorr Macro Strategies Fund - Class C

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Month Ended June 30, 2022*	Year Ended December 31,
	(Unaudited)	2021	2020	2019	2018	2017
Per Share
Net asset value, beginning of period	$7.72	$8.11	$8.15	$7.62	$8.27	$8.62

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.06)	(0.15)	(0.10)	(0.04)	(0.06)	(0.13)
Net realized and unrealized gain (loss)(b)	1.23	0.08	0.47	0.92	(0.43)	0.30
Total from Investment Operations	1.17	(0.07)	0.37	0.88	(0.49)	0.17

Distributions From Earnings:
Net investment income	—	(0.32)	(0.32)	(0.12)	(0.03)	—
Net realized gains	—	—	(0.09)	(0.23)	(0.13)	(0.52)
Total Distributions	—	(0.32)	(0.41)	(0.35)	(0.16)	(0.52)

Redemption Fees	—	—	—	—	—	0.00 (c)

Net Asset Value, End of Period	$8.89	$7.72	$8.11	$8.15	$7.62	$8.27

Total Investment Return(d)	15.28%	(0.91)%	4.69%	11.57%	(5.98)%	1.93%

Net Assets, End of Period, in Thousands	$48,515	$34,789	$43,684	$47,205	$53,148	$90,653

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense waiver or recovery	2.55%	2.90%	2.92%	2.91%	3.00%	3.08%
After expense waiver or recovery	2.55%	2.90%	2.93%	2.99%	2.99%	3.03%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	(1.43)%	(1.85)%	(1.24)%	(0.43)%	(0.72)%	(1.51)%
After expense waiver or recovery	(1.43)%	(1.85)%	(1.25)%	(0.51)%	(0.71)%	(1.46)%

Portfolio turnover rate(e)	39%	75%	56%	84%	105%	97%

* All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)

Realized and unrealized gains and losses per share in this caption may be balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s statement of operations due to share transactions for the period.

(c)	Amount represents less than $0.005 per share.
(d)	Total investment return excludes the effect of applicable sales charges.
(e)

Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements. | 79

LoCorr Macro Strategies Fund – Consolidated Financial Highlights – Class I

LoCorr Macro Strategies Fund - Class I

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Month Ended June 30, 2022*	Year Ended December 31,
	(Unaudited)	2021	2020	2019	2018	2017
Per Share
Net asset value, beginning of period	$8.27	$8.67	$8.69	$8.07	$8.77	$9.01

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.03)	(0.08)	(0.02)	0.04	0.02	(0.04)
Net realized and unrealized gain (loss)(b)	1.32	0.09	0.50	0.99	(0.47)	0.32
Total from Investment Operations	1.29	0.01	0.48	1.03	(0.45)	0.28

Distributions From Earnings:
Net investment income	—	(0.41)	(0.41)	(0.18)	(0.12)	—
Net realized gains	—	—	(0.09)	(0.23)	(0.13)	(0.52)
Total Distributions	—	(0.41)	(0.50)	(0.41)	(0.25)	(0.52)

Redemption Fees	—	—	—	—	—	0.00 (c)

Net Asset Value, End of Period	$9.56	$8.27	$8.67	$8.69	$8.07	$8.77

Total Investment Return	15.72%	0.08%	5.70%	12.72%	(5.08)%	3.07%

Net Assets, End of Period, in Thousands	$2,056,401	$1,306,255	$1,063,447	$726,061	$445,858	$605,983

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense waiver or recovery	1.86%	1.90%	1.92%	1.91%	2.00%	2.08%
After expense waiver or recovery	1.86%	1.90%	1.93%	1.99%	1.99%	2.03%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	(0.74)%	(0.85)%	(0.24)%	0.57%	0.28%	(0.51)%
After expense waiver or recovery	(0.74)%	(0.85)%	(0.25)%	0.49%	0.29%	(0.46)%

Portfolio turnover rate(d)	39%	75%	56%	84%	105%	97%

* All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)

Realized and unrealized gains and losses per share in this caption may be balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s statement of operations due to share transactions for the period.

(c)	Amount represents less than $0.005 per share.
(d)

Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

80 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund – Consolidated Financial Highlights – Class A

LoCorr Long/Short Commodities Strategy Fund - Class A

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Month Ended June 30, 2022*		Year Ended December 31,
	(Unaudited)		2021		2020		2019	2018	2017
Per Share
Net asset value, beginning of period	$10.58		$9.89		$9.26		$9.90	$9.71	$9.17

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.06)		(0.14)		(0.07)		0.05	0.02	(0.04)
Net realized and unrealized gain (loss)(b)	0.52		1.57		0.96		(0.67)	1.39	0.58
Total from Investment Operations	0.46		1.43		0.89		(0.62)	1.41	0.54

Distributions From Earnings:
Net investment income	—		(0.74)		(0.26)		(0.02)	(1.22)	0.00 (c)
Net realized gains	—		—		(0.00	)(c)	—	—	—
Total Distributions	—		(0.74)		(0.26)		(0.02)	(1.22)	0.00

Redemption Fees	—		—		—		—	—	0.00 (c)

Net Asset Value, End of Period	$11.04		$10.58		$9.89		$9.26	$9.90	$9.71

Total Investment Return(d)	4.35%		14.55%		9.66%		(6.24)%	15.05%	5.91%

Net Assets, End of Period, in Thousands	$43,220		$35,149		$26,546		$45,513	$68,719	$25,575

Ratios/Supplemental Data:(e)
Ratio of expenses to average net assets:
Before expense waiver or recovery	1.92	%(f)	2.08	%(f)	2.08	%(f)	2.11%	2.16%	2.28%
After expense waiver or recovery	1.92	%(f)	2.08	%(f)	2.08	%(f)	2.14%	2.20%	2.20%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	(1.06	)%(f)	(1.31	)%(f)	(0.65	)%(f)	0.57%	0.22%	(0.52)%
After expense waiver or recovery	(1.06	)%(f)	(1.31	)%(f)	(0.65	)%(f)	0.54%	0.18%	(0.44)%

Portfolio turnover rate(g)	44%		66%		60%		103%	92%	74%

* All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)

Realized and unrealized gains and losses per share in this caption may be balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s statement of operations due to share transactions for the period.

(c)	Amount represents less than $0.005 per share.
(d)	Total investment return excludes the effect of applicable sales charges.
(e)	Ratios do not include the income and expenses of the CTAs included in the swap.
(f)	Includes 0.02%, 0.08% and 0.11% of service fees paid for options for the years ended December 31, 2020, December 31, 2021 and six months ended June 30, 2022.
(g)

Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements. | 81

LoCorr Long/Short Commodities Strategy Fund – Consolidated Financial Highlights – Class C

LoCorr Long/Short Commodities Strategy Fund - Class C

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Month Ended June 30, 2022*		Year Ended December 31,
	(Unaudited)		2021		2020		2019		2018	2017
Per Share
Net asset value, beginning of period	$10.08		$9.47		$8.89		$9.55		$9.41	$8.95

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.10)		(0.21)		(0.13)		(0.02)		(0.06)	(0.11)
Net realized and unrealized gain (loss)(b)	0.49		1.50		0.91		(0.64)		1.35	0.57
Total from Investment Operations	0.39		1.29		0.78		(0.66)		1.29	0.46

Distributions From Earnings:
Net investment income	—		(0.68)		(0.20)		(0.00	)(c)	(1.15)	0.00 (c)
Net realized gains	—		—		(0.00	)(c)	—		—	—
Total Distributions	—		(0.68)		(0.20)		(0.00)		(1.15)	0.00

Redemption Fees	—		—		—		—		—	0.00 (c)

Net Asset Value, End of Period	$10.47		$10.08		$9.47		$8.89		$9.55	$9.41

Total Investment Return(d)	3.87%		13.66%		8.83%		(6.90)%		14.20%	5.17%

Net Assets, End of Period, in Thousands	$13,961		$11,058		$7,938		$6,645		$6,503	$4,737

Ratios/Supplemental Data:(e)
Ratio of expenses to average net assets:
Before expense waiver or recovery	2.75	%(f)	2.83	%(f)	2.83	%(f)	2.86%		2.91%	3.03%
After expense waiver or recovery	2.75	%(f)	2.83	%(f)	2.83	%(f)	2.89%		2.95%	2.95%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	(1.89	)%(f)	(2.06	)%(f)	(1.40	)%(f)	(0.18)%		(0.53)%	(1.27)%
After expense waiver or recovery	(1.89	)%(f)	(2.06	)%(f)	(1.40	)%(f)	(0.21)%		(0.57)%	(1.19)%

Portfolio turnover rate(g)	44%		66%		60%		103%		92%	74%

* All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)

Realized and unrealized gains and losses per share in this caption may be balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s statement of operations due to share transactions for the period.

(c)	Amount represents less than $0.005 per share.
(d)	Total investment return excludes the effect of applicable sales charges.
(e)	Ratios do not include the income and expenses of the CTAs included in the swap.
(f)	Includes 0.02%, 0.08% and 0.11% of service fees paid for options for the years ended December 31, 2020, December 31, 2021 and six months ended June 30, 2022.
(g)

Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

82 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund – Consolidated Financial Highlights – Class I

LoCorr Long/Short Commodities Strategy Fund - Class I

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Month Ended June 30, 2022*		Year Ended December 31,
	(Unaudited)		2021		2020		2019	2018	2017
Per Share
Net asset value, beginning of period	$10.72		$10.00		$9.38		$10.03	$9.81	$9.24

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.05)		(0.11)		(0.04)		0.08	0.05	(0.02)
Net realized and unrealized gain (loss)(b)	0.52		1.59		0.95		(0.68)	1.41	0.59
Total from Investment Operations	0.47		1.48		0.91		(0.60)	1.46	0.57

Distributions From Earnings:
Net investment income	—		(0.76)		(0.29)		(0.05)	(1.24)	(0.00	)(c)
Net realized gains	—		—		(0.00	)(c)	—	—	—
Total Distributions	—		(0.76)		(0.29)		(0.05)	(1.24)	(0.00)

Redemption Fees	—		—		—		—	—	0.00	(c)

Net Asset Value, End of Period	$11.19		$10.72		$10.00		$9.38	$10.03	$9.81

Total Investment Return	4.38%		14.82%		9.91%		(5.97)%	15.40%	6.19%

Net Assets, End of Period, in Thousands	$1,155,565		$852,152		$443,351		$203,887	$181,804	$52,935

Ratios/Supplemental Data:(d)
Ratio of expenses to average net assets:
Before expense waiver or recovery	1.75	%(e)	1.83	%(e)	1.83	%(e)	1.86%	1.91%	2.03%
After expense waiver or recovery	1.75	%(e)	1.83	%(e)	1.83	%(e)	1.89%	1.95%	1.95%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	(0.89	)%(e)	(1.06	)%(e)	(0.40	)%(e)	0.82%	0.47%	(0.27)%
After expense waiver or recovery	(0.89	)%(e)	(1.06	)%(e)	(0.40	)%(e)	0.79%	0.43%	(0.19)%

Portfolio turnover rate(f)	44%		66%		60%		103%	92%	74%

* All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)

Realized and unrealized gains and losses per share in this caption may be balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s statement of operations due to share transactions for the period.

(c)	Amount represents less than $0.005 per share.
(d)	Ratios do not include the income and expenses of the CTAs included in the swap.
(e)	Includes 0.02%, 0.08% and 0.11% of service fees paid for options for the years ended December 31, 2020, December 31, 2021 and six months ended June 30, 2022.
(f)

Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements. | 83

LoCorr Market Trend Fund – Consolidated Financial Highlights – Class A

LoCorr Market Trend Fund - Class A

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Month Ended June 30, 2022*	Year Ended December 31,
	(Unaudited)	2021	2020	2019	2018	2017
Per Share
Net asset value, beginning of period	$11.41	$11.70	$11.19	$9.52	$11.03	$10.65

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.06)	(0.13)	(0.06)	0.01	(0.03)	(0.10)
Net realized and unrealized gain (loss)(b)	3.93	0.22	0.57	1.74	(1.48)	0.48
Total from Investment Operations	3.87	0.09	0.51	1.75	(1.51)	0.38

Distributions From Earnings:
Net investment income	—	(0.38)	—	(0.08)	—	—
Total Distributions	—	(0.38)	—	(0.08)	—	—

Redemption Fees	—	—	—	—	—	0.00 (c)

Net Asset Value, End of Period	$15.28	$11.41	$11.70	$11.19	$9.52	$11.03

Total Investment Return(d)	33.92%	0.87%	4.47%	18.33%	(13.69)%	3.57%

Net Assets, End of Period, in Thousands	$25,183	$15,109	$16,952	$21,966	$32,082	$61,557

Ratios/Supplemental Data:
Ratio of expenses to average net assets:	1.86%	2.02%	2.04%	2.02%	1.99%	2.00%

Ratio of net investment income (loss) to average net assets:	(0.83)%	(1.10)%	(0.52)%	0.14%	(0.24)%	(0.97)%

Portfolio turnover rate(e)	34%	110%	125%	119%	91%	85%

* All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)

Realized and unrealized gains and losses per share in this caption may be balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s statement of operations due to share transactions for the period.

(c)	Amount represents less than $0.005 per share.
(d)	Total investment return excludes the effect of applicable sales charges.
(e)

Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

84 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund - Consolidated Financial Highlights – Class C

LoCorr Market Trend Fund - Class C

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Month Ended June 30, 2022*	Year Ended December 31,
	(Unaudited)	2021	2020	2019	2018	2017
Per Share
Net asset value, beginning of period	$11.02	$11.30	$10.89	$9.28	$10.83	$10.53

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.10)	(0.22)	(0.13)	(0.06)	(0.10)	(0.18)
Net realized and unrealized gain (loss)(b)	3.80	0.23	0.54	1.67	(1.45)	0.48
Total from Investment Operations	3.70	0.01	0.41	1.61	(1.55)	0.30

Distributions From Earnings:
Net investment income	—	(0.29)	—	—	—	—
Total Distributions	—	(0.29)	—	—	—	—

Redemption Fees	—	—	—	—	—	0.00 (c)

Net Asset Value, End of Period	$14.72	$11.02	$11.30	$10.89	$9.28	$10.83

Total Investment Return(d)	33.58%	0.05%	3.76%	17.35%	(14.31)%	2.85%

Net Assets, End of Period, in Thousands	$17,154	$10,825	$13,170	$16,320	$23,417	$43,772

Ratios/Supplemental Data:
Ratio of expenses to average net assets:	2.48%	2.77%	2.79%	2.77%	2.74%	2.75%

Ratio of net investment income (loss) to average net assets:	(1.45)%	(1.85)%	(1.27)%	(0.61)%	(0.99)%	(1.72)%

Portfolio turnover rate(e)	34%	110%	125%	119%	91%	85%

* All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)

Realized and unrealized gains and losses per share in this caption may be balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s statement of operations due to share transactions for the period.

(c)	Amount represents less than $0.005 per share.
(d)	Total investment return excludes the effect of applicable sales charges.
(e)

Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements. | 85

LoCorr Market Trend Fund - Consolidated Financial Highlights – Class I

LoCorr Market Trend Fund - Class I

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Month Ended June 30, 2022*	Year Ended December 31,
	(Unaudited)	2021	2020	2019	2018	2017
Per Share
Net asset value, beginning of period	$11.45	$11.74	$11.23	$9.60	$11.09	$10.68

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.05)	(0.10)	(0.03)	0.04	0.00 (c)	(0.08)
Net realized and unrealized gain (loss)(b)	3.96	0.22	0.57	1.74	(1.49)	0.49
Total from Investment Operations	3.91	0.12	0.54	1.78	(1.49)	0.41

Distributions From Earnings:
Net investment income	—	(0.41)	(0.03)	(0.15)	—	—
Total Distributions	—	(0.41)	(0.03)	(0.15)	—	—

Redemption Fees	—	—	—	—	—	0.00 (c)

Net Asset Value, End of Period	$15.36	$11.45	$11.74	$11.23	$9.60	$11.09

Total Investment Return	34.06%	1.04%	4.81%	18.53%	(13.44)%	3.84%

Net Assets, End of Period, in Thousands	$533,809	$240,507	$225,995	$234,919	$287,702	$561,372

Ratios/Supplemental Data:
Ratio of expenses to average net assets:	1.69%	1.77%	1.79%	1.77%	1.74%	1.75%

Ratio of net investment income (loss) to average net assets:	(0.66)%	(0.85)%	(0.27)%	0.39%	0.01%	(0.72)%

Portfolio turnover rate(d)	34%	110%	125%	119%	91%	85%

* All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)

Realized and unrealized gains and losses per share in this caption may be balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s statement of operations due to share transactions for the period.

(c)	Amount represents less than $0.005 per share.
(d)

Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

86 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Dynamic Equity Fund - Financial Highlights – Class A

LoCorr Dynamic Equity Fund - Class A

Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Month Ended June 30, 2022*	Year Ended December 31,
	(Unaudited)	2021	2020	2019	2018	2017
Per Share
Net asset value, beginning of period	$12.46	$11.62	$11.20	$9.92	$11.82	$12.06

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.09)	(0.23)	(0.20)	(0.19)	(0.25)	(0.30)
Net realized and unrealized gain (loss)(b)	(1.46)	1.85	0.62	1.51	(1.26)	0.59
Total from Investment Operations	(1.55)	1.62	0.42	1.32	(1.51)	0.29

Distributions From Earnings:
Net realized gains	—	(0.78)	—	(0.04)	(0.39)	(0.53)
Total Distributions	—	(0.78)	—	(0.04)	(0.39)	(0.53)

Redemption Fees	—	—	—	—	—	0.00 (c)

Net Asset Value, End of Period	$10.91	$12.46	$11.62	$11.20	$9.92	$11.82

Total Investment Return(d)	(12.79)%	14.38%	3.75%	13.40%	(12.87)%	2.38%

Net Assets, End of Period, in Thousands	$3,054	$4,010	$3,828	$6,744	$8,473	$19,962

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense waiver or recovery	3.28%	3.90%	4.51%	3.73%	3.40%	3.42%
After expense waiver or recovery	2.51%	2.67%	3.15%	3.02%	3.21%	3.35%

Ratio of expenses to average net assets (excluding dividend and interest expense):
Before expense waiver or recovery	2.93%	3.47%	3.60%	2.95%	3.20%	3.22%
After expense waiver or recovery	2.17%	2.24%	2.24%	2.24%	3.01%	3.15%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	(2.39)%	(3.02)%	(3.31)%	(2.44)%	(2.39)%	(2.61)%
After expense waiver or recovery	(1.63)%	(1.79)%	(1.95)%	(1.73)%	(2.20)%	(2.54)%

Portfolio turnover rate(e)	430%	506%	953%	300%	449%	363%

* All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)

Realized and unrealized gains and losses per share in this caption may be balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s statement of operations due to share transactions for the period.

(c)	Amount represents less than $0.005 per share.
(d)	Total investment return excludes the effect of applicable sales charges.
(e)

Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes securities sold short.

The accompanying notes are an integral part of these financial statements. | 87

LoCorr Dynamic Equity Fund - Financial Highlights – Class C

LoCorr Dynamic Equity Fund - Class C

Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Month Ended June 30, 2022*	Year Ended December 31,
	(Unaudited)	2021	2020	2019	2018	2017
Per Share
Net asset value, beginning of period	$11.58	$10.93	$10.62	$9.47	$11.39	$11.73

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.13)	(0.31)	(0.26)	(0.26)	(0.32)	(0.38)
Net realized and unrealized gain (loss)(b)	(1.35)	1.74	0.57	1.45	(1.21)	0.57
Total from Investment Operations	(1.48)	1.43	0.31	1.19	(1.53)	0.19

Distributions From Earnings:
Net realized gains	—	(0.78)	—	(0.04)	(0.39)	(0.53)
Total Distributions	—	(0.78)	—	(0.04)	(0.39)	(0.53)

Redemption Fees	—	—	—	—	—	0.00 (c)

Net Asset Value, End of Period	$10.10	$11.58	$10.93	$10.62	$9.47	$11.39

Total Investment Return(d)	(13.08)%	13.46%	2.92%	12.54%	(13.45)%	1.59%

Net Assets, End of Period, in Thousands	$2,802	$2,786	$2,436	$4,031	$5,255	$11,084

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense waiver or recovery	4.10%	4.65%	5.26%	4.48%	4.15%	4.17%
After expense waiver or recovery	3.33%	3.42%	3.90%	3.77%	3.96%	4.10%

Ratio of expenses to average net assets (excluding dividend and interest expense):
Before expense waiver or recovery	3.76%	4.22%	4.35%	3.70%	3.95%	3.97%
After expense waiver or recovery	2.99%	2.99%	2.99%	2.99%	3.76%	3.90%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	(3.22)%	(3.77)%	(4.06)%	(3.19)%	(3.14)%	(3.36)%
After expense waiver or recovery	(2.45)%	(2.54)%	(2.70)%	(2.48)%	(2.95)%	(3.29)%

Portfolio turnover rate(e)	430%	506%	953%	300%	449%	363%

* All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)

Realized and unrealized gains and losses per share in this caption may be balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s statement of operations due to share transactions for the period.

(c)	Amount represents less than $0.005 per share.
(d)	Total investment return excludes the effect of applicable sales charges.
(e)

Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes securities sold short.

88 | The accompanying notes are an integral part of these financial statements.

LoCorr Dynamic Equity Fund - Financial Highlights – Class I

LoCorr Dynamic Equity Fund - Class I

Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Month Ended June 30, 2022*	Year Ended December 31,
	(Unaudited)	2021	2020	2019	2018	2017
Per Share
Net asset value, beginning of period	$12.77	$11.86	$11.41	$10.07	$11.96	$12.17

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.09)	(0.20)	(0.17)	(0.17)	(0.23)	(0.28)
Net realized and unrealized gain (loss)(b)	(1.47)	1.89	0.62	1.55	(1.27)	0.60
Total from Investment Operations	(1.56)	1.69	0.45	1.38	(1.50)	0.32

Distributions From Earnings:
Net realized gains	—	(0.78)	—	(0.04)	(0.39)	(0.53)
Total Distributions	—	(0.78)	—	(0.04)	(0.39)	(0.53)

Redemption Fees	—	—	—	—	—	0.00 (c)

Net Asset Value, End of Period	$11.21	$12.77	$11.86	$11.41	$10.07	$11.96

Total Investment Return	(12.64)%	14.58%	4.03%	13.68%	(12.55)%	2.60%

Net Assets, End of Period, in Thousands	$39,415	$17,713	$11,809	$16,923	$16,545	$32,781

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense waiver or recovery	3.10%	3.65%	4.26%	3.48%	3.15%	3.17%
After expense waiver or recovery	2.33%	2.42%	2.90%	2.77%	2.96%	3.10%

Ratio of expenses to average net assets (excluding dividend and interest expense):
Before expense waiver or recovery	2.76%	3.22%	3.35%	2.70%	2.95%	2.97%
After expense waiver or recovery	1.99%	1.99%	1.99%	1.99%	2.76%	2.90%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	(2.22)%	(2.77)%	(3.06)%	(2.19)%	(2.14)%	(2.36)%
After expense waiver or recovery	(1.45)%	(1.54)%	(1.70)%	(1.48)%	(1.95)%	(2.29)%

Portfolio turnover rate(d)	430%	506%	953%	300%	449%	363%

* All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)

Realized and unrealized gains and losses per share in this caption may be balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s statement of operations due to share transactions for the period.

(c)	Amount represents less than $0.005 per share.
(d)

Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes securities sold short.

The accompanying notes are an integral part of these financial statements. | 89

LoCorr Spectrum Income Fund – Financial Highlights – Class A

LoCorr Spectrum Income Fund - Class A

Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Month Ended June 30, 2022*	Year Ended December 31,
	(Unaudited)	2021	2020	2019	2018	2017
Per Share
Net asset value, beginning of period	$6.98	$6.15	$6.89	$6.26	$7.39	$7.70

Income (loss) from investment operations:
Net investment income (loss)(a)	0.10	0.08	0.12	0.13	0.22	0.17
Net realized and unrealized gain (loss)(b)	(0.42)	1.21	(0.40)	1.00	(0.78)	0.09
Total from Investment Operations	(0.32)	1.29	(0.28)	1.13	(0.56)	0.26

Distributions From:
Net investment income	(0.23)	(0.28)	(0.18)	(0.12)	(0.26)	(0.15)
Return of capital	—	(0.18)	(0.28)	(0.38)	(0.31)	(0.42)
Total Distributions	(0.23)	(0.46)	(0.46)	(0.50)	(0.57)	(0.57)

Redemption Fees (c)	0.00	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$6.43	$6.98	$6.15	$6.89	$6.26	$7.39

Total Investment Return(d)	(4.70)%	21.33%	(2.75)%	18.37%	(8.22)%	3.50%

Net Assets, End of Period, in Thousands	$14,238	$13,838	$13,635	$25,192	$22,610	$29,970

Ratios/Supplemental Data:(e)
Ratio of expenses to average net assets:
Before expense waiver or recovery	1.87%	2.06%	2.19%	2.02%	1.98%	1.95%
After expense waiver or recovery	2.00%	2.05%	2.06%	2.02%	1.98%	1.99%

Ratio of expenses to average net assets (excluding dividend and interest expense):
Before expense waiver or recovery	1.86%	2.06%	2.18%	2.02%	1.98%	1.95%
After expense waiver or recovery	1.99%	2.05%	2.04%	2.02%	1.98%	1.99%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	3.13%	1.21%	1.93%	1.94%	3.01%	2.27%
After expense waiver or recovery	3.00%	1.22%	2.07%	1.94%	3.01%	2.23%

Portfolio turnover rate(f)	37%	53%	88%	75%	82%	84%

* All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)

Realized and unrealized gains and losses per share in this caption may be balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s statement of operations due to share transactions for the period.

(c)	Amount represents less than $0.005 per share.
(d)	Total investment return excludes the effect of applicable sales charges.
(e)	Ratios do not include the expenses of the investment companies in which the Fund invests.
(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

90 | The accompanying notes are an integral part of these financial statements.

LoCorr Spectrum Income Fund – Financial Highlights – Class C

LoCorr Spectrum Income Fund - Class C

Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Month Ended June 30, 2022*	Year Ended December 31,
	(Unaudited)	2021	2020	2019	2018	2017
Per Share
Net asset value, beginning of period	$7.05	$6.21	$6.96	$6.31	$7.42	$7.72

Income (loss) from investment operations:
Net investment income (loss)(a)	0.08	0.03	0.07	0.08	0.16	0.11
Net realized and unrealized gain (loss)(b)	(0.42)	1.23	(0.40)	1.01	(0.77)	0.09
Total from Investment Operations	(0.34)	1.26	(0.33)	1.09	(0.61)	0.20

Distributions From:
Net investment income	(0.21)	(0.26)	(0.17)	(0.10)	(0.23)	(0.13)
Return of capital	—	(0.16)	(0.25)	(0.34)	(0.27)	(0.37)
Total Distributions	(0.21)	(0.42)	(0.42)	(0.44)	(0.50)	(0.50)

Redemption Fees (c)	0.00	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$6.50	$7.05	$6.21	$6.96	$6.31	$7.42

Total Investment Return(d)	(4.97)%	20.47%	(3.70)%	17.59%	(8.85)%	2.62%

Net Assets, End of Period, in Thousands	$17,397	$17,777	$13,295	$18,645	$18,092	$23,511

Ratios/Supplemental Data:(e)
Ratio of expenses to average net assets:
Before expense waiver or recovery	2.68%	2.81%	2.94%	2.77%	2.73%	2.70%
After expense waiver or recovery	2.81%	2.80%	2.81%	2.77%	2.73%	2.74%

Ratio of expenses to average net assets (excluding dividend and interest expense):
Before expense waiver or recovery	2.67%	2.81%	2.93%	2.77%	2.73%	2.70%
After expense waiver or recovery	2.80%	2.80%	2.79%	2.77%	2.73%	2.74%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	2.32%	0.46%	1.18%	1.19%	2.26%	1.52%
After expense waiver or recovery	2.19%	0.47%	1.32%	1.19%	2.26%	1.48%

Portfolio turnover rate(f)	37%	53%	88%	75%	82%	84%

* All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)

Realized and unrealized gains and losses per share in this caption may be balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s statement of operations due to share transactions for the period.

(c)	Amount represents less than $0.005 per share.
(d)	Total investment return excludes the effect of applicable sales charges.
(e)	Ratios do not include the expenses of the investment companies in which the Fund invests.
(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements. | 91

LoCorr Spectrum Income Fund - Financial Highlights – Class I

LoCorr Spectrum Income Fund - Class I

Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Month Ended June 30, 2022*	Year Ended December 31,
	(Unaudited)	2021	2020	2019	2018	2017
Per Share
Net asset value, beginning of period	$6.95	$6.13	$6.88	$6.25	$7.38	$7.69

Income (loss) from investment operations:
Net investment income (loss)(a)	0.11	0.10	0.13	0.15	0.24	0.19
Net realized and unrealized gain (loss)(b)	(0.41)	1.20	(0.40)	1.00	(0.77)	0.10
Total from Investment Operations	(0.30)	1.30	(0.27)	1.15	(0.53)	0.29

Distributions From:
Net investment income	(0.24)	(0.29)	(0.19)	(0.12)	(0.27)	(0.16)
Return of capital	—	(0.19)	(0.29)	(0.40)	(0.33)	(0.44)
Total Distributions	(0.24)	(0.48)	(0.48)	(0.52)	(0.60)	(0.60)

Redemption Fees (c)	0.00	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$6.41	$6.95	$6.13	$6.88	$6.25	$7.38

Total Investment Return	(4.60)%	21.53%	(2.60)%	18.74%	(7.91)%	3.85%

Net Assets, End of Period, in Thousands	$72,385	$44,192	$21,215	$30,049	$27,618	$43,032

Ratios/Supplemental Data:(d)
Ratio of expenses to average net assets:
Before expense waiver or recovery	1.68%	1.81%	1.94%	1.77%	1.73%	1.70%
After expense waiver or recovery	1.81%	1.80%	1.81%	1.77%	1.73%	1.74%

Ratio of expenses to average net assets (excluding dividend and interest expense):
Before expense waiver or recovery	1.67%	1.81%	1.93%	1.77%	1.73%	1.70%
After expense waiver or recovery	1.80%	1.80%	1.79%	1.77%	1.73%	1.74%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	3.32%	1.46%	2.18%	2.19%	3.26%	2.52%
After expense waiver or recovery	3.19%	1.47%	2.32%	2.19%	3.26%	2.48%

Portfolio turnover rate(e)	37%	53%	88%	75%	82%	84%

* All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)

Realized and unrealized gains and losses per share in this caption may be balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s statement of operations due to share transactions for the period.

(c)	Amount represents less than $0.005 per share.
(d)	Ratios do not include the expenses of the investment companies in which the Fund invests.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

92 | The accompanying notes are an integral part of these financial statements.

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements

LoCorr Investment Trust

Notes

June 30, 2022 (Unaudited)

1. Organization

LoCorr Investment Trust (the “Trust”), an Ohio business trust, was formed on November 15, 2010 and is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). Each fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services- Investment Companies. The LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Market Trend Fund, LoCorr Dynamic Equity Fund and the LoCorr Spectrum Income Fund (individually a “Fund” and collectively the “Funds”) are series within the Trust. The Funds are each diversified funds.

The LoCorr Macro Strategies Fund’s primary investment objective is capital appreciation in rising and falling equity markets with managing volatility as a secondary objective.

The LoCorr Long/Short Commodities Strategy Fund’s primary investment objective is capital appreciation in rising and falling commodities markets with managing volatility as a secondary objective.

The LoCorr Market Trend Fund’s primary investment objective is capital appreciation in rising and falling equity markets with managing volatility as a secondary objective.

The LoCorr Dynamic Equity Fund’s primary investment objective is long-term capital appreciation with reduced volatility compared to traditional broad-based equity market indices as a secondary objective.

The LoCorr Spectrum Income Fund’s primary investment objective is current income with capital appreciation as a secondary objective.

Wholly-owned and Controlled Subsidiaries

In order to achieve their investment objectives, the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund and the LoCorr Market Trend Fund each invest up to 25% of their total assets (measured at the time of purchase) in wholly-owned subsidiaries, LCMFS Fund Limited (“LCMFS”), LCLSCS Fund Limited (“LCLSCS”) and LCMT Fund Limited (“LCMT”), respectively; each company is incorporated under the laws of the Cayman Islands. LCMFS, LCLSCS and LCMT act as investment vehicles in order to enter into certain investments for the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund and the LoCorr Market Trend Fund, respectively, consistent with their investment objectives and policies specified in the Prospectuses and Statement of Additional Information.

At June 30, 2022 investments in LCMFS, LCLSCS and LCMT represented 1.24%, 21.95% and 2.20% of the total net assets of LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund, respectively. See Note 2.

The consolidated financial statements of the LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and the LoCorr Market Trend Fund each include the investment activity and financial statements of LCMFS, LCLSCS and LCMT, respectively. All intercompany accounts and transactions have been eliminated in consolidation. Because each Fund may invest a substantial portion of its assets in its respective subsidiary, the Fund may be considered to be investing indirectly in some of those investments through its subsidiary. For that reason, references to the Fund may also encompass its subsidiary. The subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund when viewed on a consolidated basis. Each Fund and its subsidiary are a “commodity pool” under the U.S. Commodity Exchange Act and LoCorr Fund Management, LLC (the “Adviser” or “Management”) is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC- mandated disclosure, reporting and recordkeeping obligations apply with respect to each Fund and its respective subsidiary under CFTC and the U.S. Securities and Exchange Commission (the “SEC”) harmonized regulations.

Share Classes

The Funds currently offer three classes of shares: Class A, Class C and Class I shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) Class A shares have a maximum front end sales load of 5.75% and maximum deferred sales charge of 1.00% and Class C shares have a maximum

| 93

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

deferred sales charge of 1.00%, (ii) Class A shares have a 12b-1 fee of 0.25% and Class C shares have a 12b-1 fee of 1.00%; (iii) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable and (iv) each class will have exclusive voting rights with respect to matters relating to its own distribution arrangements.

All classes with respect to the LoCorr Spectrum Income Fund are subject to a 2.00% redemption fee on redemptions made within 60 days of the original purchase. As of May 1, 2017, none of the other Funds are subject to a redemption fee.

The following table presents the class-specific commencement of operations dates for each of the Funds:

Commencement of Operations
	Class A	Class C	Class I
LoCorr Macro Strategies Fund	March 22, 2011	March 24, 2011	March 24, 2011
LoCorr Long/Short Commodities Strategy Fund	January 1, 2012	January 1, 2012	January 1, 2012
LoCorr Dynamic Equity Fund	May 10, 2013	May 10, 2013	May 10, 2013
LoCorr Spectrum Income Fund	January 1, 2014	January 1, 2014	January 1, 2014
LoCorr Market Trend Fund	July 1, 2014	July 1, 2014	July 1, 2014

The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Funds have equal rights and privileges, except as to class-specific rights and privileges described above.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Investment Valuation

The Funds follow fair valuation accounting standards in accordance with GAAP, which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and changes in valuation techniques and related inputs during the period. These inputs are summarized in three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

Generally, the Funds’ investments are valued each day at the last quoted sales price on each investment’s primary exchange. Investments traded or dealt in one or more exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Investments primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.

The Funds may use independent pricing services to assist in calculating the value of the Funds’ investments. In addition, market prices for foreign investments are not determined at the same time of day as the net asset value (“NAV”) for the Funds. Because the Funds may invest in portfolio investments primarily listed on foreign exchanges and these exchanges may trade on weekends or other days when the Funds do not price their shares, the value of some of the Funds’ portfolio investments may change on days when you may not be able to buy or sell the Funds’ shares. In computing the NAV, the Funds value foreign investments held by the Funds at the latest closing price on the exchange in which they are traded immediately prior to closing of the New York Stock Exchange. Prices of foreign investments quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of an investment in the Funds’ portfolio, particularly foreign investments, occur after the close of trading on a foreign market but before the Funds price their shares, the investment will be valued at fair value.

94 |

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

Certain investments such as commodity pools are measured based upon NAV as a practical expedient to determine fair value and are not required to be categorized in the fair value hierarchy.

American Depositary Receipts

The Funds may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. ADRs are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

Equity Securities

Equity securities, including common stocks, preferred stocks, securities convertible into common stocks such as convertible bonds, warrants, rights, options, master limited partnership (“MLP”) interests, real estate investment trusts (“REITs”), business development companies (“BDCs”) and royalty trusts are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. MLP interests are limited partnerships, the interests in which (known as “units”) typically trade publicly, like stock. MLPs are also called publicly traded partnerships and public limited partnerships. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Equity securities are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

Exchange Traded Funds

The Funds may invest in Exchange Traded Funds (“ETFs”). They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, usability for hedging, the ability to go long and short, and (for some ETFs) the provision of periodic distributions. Additionally, some ETFs are unit investment trusts (“UITs”), which are unmanaged portfolios overseen by trustees. ETFs generally have two markets. The primary market is where institutions swap “creation units” in block-multiples of shares, typically 25,000 or 50,000, for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the NAV is calculated. ETF shares may trade at a premium or discount to NAV per share. ETFs share many similar risks with open-end and closed-end funds. ETFs are generally categorized in Level 1 of the fair value hierarchy.

The Funds may invest in ETFs and other investment companies that hold a portfolio of foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Funds by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability, or diplomatic developments that could affect assets of the Funds held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

Fixed Income Securities

Fixed income securities and certificates of deposit with maturities more than 60 days when acquired generally are valued using an evaluated price supplied by an independent pricing service. Inputs used by the pricing service for U.S. government and treasury securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker dealer quotes, yields, bids, offers and reference data. Agency issued debt securities, foreign issued bonds and municipal bonds are generally valued in a manner similar to U.S. government securities. Evaluations for corporate bonds are typically based on valuation methodologies such as market pricing and other analytical pricing models as well as market transactions and dealer quotations based on observable inputs. Fixed income securities are generally categorized in Level1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

| 95

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

The fair value of asset backed securities and mortgage backed securities is estimated on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Additional inputs such as creditworthiness of the underlying collateral and quotes from outside brokers for the same or similar issuance may also be considered in the development of fair value. Asset backed and mortgage backed securities are generally categorized in Level 2 of the fair value hierarchy.

Short-term investments in fixed income securities and certificates of deposit with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued using an amortized cost method of valuation, and are generally categorized in Level 2.

Investment Companies

With respect to any portion of the Funds’ assets that are invested in one or more open-end management investment companies, including money market funds, registered under the 1940 Act, the Funds’ NAV is calculated based upon the NAVs of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

The Funds generally will purchase shares of closed-end investment companies only in the secondary market. The shares of many closed end investment companies, after their initial public offering, frequently trade at a price per share that is less than the NAV per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of longterm appreciation, which is sought by many closed-end investment companies, as well as to the fact that the shares of closed-end investment companies are not redeemable by the holder upon demand to the issuer at the next determined NAV but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end investment company shares also may contribute to such shares trading at a discount to their NAV. Closed-end investment companies are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

Financial Derivative Instruments

Financial derivative instruments, such as forward currency contracts, futures contracts or swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker- dealer quotations or a pricing service at the settlement price determined by the relevant exchange. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates.

Forward currency contracts represent the purchase or sale of a specific quantity of a foreign currency at the current or spot price, with delivery and settlement at a specified future date. Forward currency contracts are presented at fair value using spot currency rates and are adjusted for the time value of money (forward points) and contractual prices of the underlying financial instruments. Forward currency contracts are generally categorized in Level 2.

Futures contracts are carried at fair value using the primary exchange’s closing (settlement) price and are generally categorized in Level 1.

Total return swap contracts are stated at fair value daily based on the fair value of the underlying futures, forward currency and foreign currency contracts constituting the contract’s stated index, taking into account any fees and expenses associated with the swap agreement. Total return swap contracts are generally categorized in Level 2.

Fund-linked options are stated at fair value based on the fair value of Galaxy Plus Fund – East Alpha Feeder Fund (548) LLC and Galaxy Plus Fund – CoreCommodity Feeder Fund (558), taking into account any fees and expenses associated with the fund-linked option. Fund-linked options are generally categorized in Level 2.

Fair Value Pricing

If market quotations are not readily available, investments will be valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Board of Trustees (the “Board”) and evaluated by the Board as to the reliability of the fair value method used.

96 |

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

In these cases, a Fund’s NAV will reflect certain portfolio investments’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for an investment is materially different than the value that could be realized upon the sale of that investment. The fair value prices can differ from market prices when they become available or when a price becomes available.

Fair value determinations are required for the following securities:

●

securities for which market quotations are not readily available at the valuation time on a particular business day (including without limitation securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source);

●	securities determined to be illiquid in accordance with the Trust’s Liquidity Procedures; and

●

securities with respect to which an event that will affect the value thereof has occurred subsequent to the determination by the Adviser/relevant Sub-Adviser of the closing prices reported on the principal exchange on which the securities are traded, but prior to the relevant Fund’s calculation of its NAV.

●

For any open-end mutual funds that do not provide timely NAV information, the Adviser/relevant Sub-Adviser shall evaluate those ‘similar’ funds and determine which are most appropriate based on funds having similar benchmarks or similar objectives. The Adviser/relevant Sub-Adviser shall then calculate the NAV percentage move of those ‘similar’ funds for the day to create an aggregate average percentage move, which it shall use to calculate the price movement for the day of the Fund at issue. For closed-end funds, the aforementioned practice shall be utilized, in addition to monitoring secondary market activity during the day.

Performing Fair Value Pricing

The Adviser considers all appropriate factors relevant to the value of securities for which market quotations are not readily available. No single standard for determining fair value can be established, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount that the owner might reasonably expect to receive for them upon their current sale.

As a general matter, the Funds’ Adviser will value the portfolio security or other asset primarily by reference to the public market if there is a public market for securities of the same class or similar securities; primarily by reference to private transactions if public market reference is not available and private transaction reports are available; and primarily by use of one or more analytical methods or models if public and private market references are not available or not reliable. The Adviser will use cost only if no better method of valuation is available.

The Adviser regularly evaluates whether its pricing methodologies continue to result in values that the Funds might reasonably expect to receive upon a current sale. In order to do this, the Adviser compares its fair value prices with values that are available from other sources (if there are any). The next actual sales price of a security might be one such source. However, the next-day opening prices or next actual sales prices for a security may differ from the fair value of that security as of the time for NAV calculation, given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation. Thus, discrepancies between fair values and next-day opening prices or next actual sales prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that the Adviser’s fair value methodology is inappropriate. Nonetheless, systematic comparisons of fair values to the next-day opening prices or next actual sales prices are useful to assist the Adviser with ongoing monitoring and evaluation of the appropriateness of its fair value methodologies. The above guidance does not purport to delineate all factors that may be considered. The Adviser takes into consideration all indications of value available to it in determining the fair value assigned to a particular security.

The following table summarizes LoCorr Macro Strategies Fund’s consolidated investments and other financial instruments as of June 30, 2022:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Asset Backed Securities	$—	$97,502,133	$—	$97,502,133
Corporate Bonds	—	252,057,606	—	252,057,606
Mortgage Backed Securities	—	208,701,658	—	208,701,658
Municipal Bonds	—	11,796,517	—	11,796,517
U.S. Government Agency Issues	—	108,666,183	—	108,666,183
U.S. Government Notes	—	278,566,337	—	278,566,337
Short Term Investment	1,048,537,023	—	—	1,048,537,023
Total Investments	$1,048,537,023	$957,290,434	$—	$2,005,827,457

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Security Classification	Level 1	Level 2	Level 3	Total
Other Financial Instruments*
Forward Currency Contracts
Purchase	$—	$(7,967,450)	$—	$(7,967,450)
Sale	—	12,908,418	—	12,908,418
Total Forward Currency Contracts	—	4,940,968	—	4,940,968
Futures Contracts
Long	$(15,866,588)	—	—	$(15,866,588)
Short	10,863,685	—	—	10,863,685
Total Futures Contracts	(5,002,903)	—	—	(5,002,903)
Total Other Financial Instruments	$(5,002,903)	$4,940,968	$—	$(61,935)

See the Fund’s consolidated schedule of investments for the investments detailed by industry classification.

*	The fair value of the Fund’s other financial instruments represent the net unrealized appreciation (depreciation) at June 30, 2022.

The LoCorr Macro Strategies Fund did not hold any Level 3 assets during the period.

The following table summarizes LoCorr Long/Short Commodities Strategy Fund’s consolidated investments and swap contracts as of June 30, 2022:

Security Classification	Level 1	Level 2	Level 3	Nav as a Practical Expediant	Total
Investments
Asset Backed Securities	$—	$63,212,209	$—	$—	$63,212,209
Commodity Pool	—	—	—	41,993,465	41,993,465
Corporate Bonds	—	147,793,605	—	—	147,793,605
Foreign Government Bond	—	1,245	—	—	1,245
Mortgage Backed Securities	—	113,826,675	—	—	113,826,675
Municipal Bonds	—	4,326,132	—	—	4,326,132
Purchased Call Options	—	102,887,591	—	—	102,887,591
U.S. Government Agency Issues	—	75,319,298	—	—	75,319,298
U.S. Government Notes	—	167,319,090	—	—	167,319,090
Short Term Investment	371,119,454	—	—	—	371,119,454
Total Investments	$371,119,454	$674,685,845	$—	$41,993,465	$1,087,798,764

Swap Contracts*
Long Total Return Swap Contracts	$—	$79,518,959	$—	$—	$79,518,959
Total Swap Contracts	$—	$79,518,959	$—	$—	$79,518,959

See the Fund’s consolidated schedule of investments for the investments detailed by industry classification.

*	The fair value of the Fund’s investment in swap contracts represents the net unrealized appreciation at June 30, 2022.

The LoCorr Long/Short Commodities Strategy Fund did not hold any Level 3 assets during the period.

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Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

The following table summarizes LoCorr Market Trend Fund’s consolidated investments and other financial instruments as of June 30, 2022:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Asset Backed Securities	$—	$25,687,903	$—	$25,687,903
Corporate Bonds	—	67,345,248	—	67,345,248
Mortgage Backed Securities	—	41,777,597	—	41,777,597
Municipal Bonds	—	2,361,915	—	2,361,915
U.S. Government Agency Issues	—	30,137,498	—	30,137,498
U.S. Government Notes	—	86,634,618	—	86,634,618
Short Term Investments	265,218,112	4,670,552	—	269,888,664
Total Investments	$265,218,112	$258,615,331	$—	$523,833,443

Other Financial Instruments*
Forward Currency Contracts
Purchase	$—	$(335,439)	$—	$(335,439)
Sale	—	5,183,671	—	5,183,671
Total Forward Currency Contracts	—	4,848,232	—	4,848,232
Futures Contracts
Long	$(18,085,115)	$—	$—	$(18,085,115)
Short	4,504,196	—	—	4,504,196
Total Futures Contracts	(13,580,919)	—	—	(13,580,919)
Total Other Financial Instruments	$(13,580,919)	$4,848,232	$—	$(8,732,687)

See the Fund’s consolidated schedule of investments for the investments detailed by industry classification.

*	The fair value of the Fund’s other financial instruments represent the net unrealized appreciation (depreciation) at June 30, 2022.

The LoCorr Market Trend Fund did not hold any Level 3 assets during the period.

The following table summarizes LoCorr Dynamic Equity Fund’s investments and securities sold short as of June 30, 2022:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Common Stocks	$25,603,282	$—	$—	$25,603,282
Real Estate Investment Trusts	1,481,186	—	—	1,481,186
Short Term Investment	13,884,647	—	—	13,884,647
Total Investments	$40,969,115	$—	$—	$40,969,115

Securities Sold Short
Common Stocks	$(10,748,746)	$—	$—	$(10,748,746)
Exchange Traded Funds	(3,829,697)	—	—	(3,829,697)
Total Securities Sold Short	$(14,578,443)	$—	$—	$(14,578,443)

Written Option
Written Call Option	$(10,640)	$—	$—	$(10,640)
Total Written Option	$(10,640)	$—	$—	$(10,640)

See the Fund’s schedule of investments and schedule of securities sold short for detail by industry classification.

The LoCorr Dynamic Equity Fund did not hold any Level 3 assets or liabilities during the period.

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Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

The following table summarizes LoCorr Spectrum Income Fund’s investments and written options as of June 30, 2022:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Business Development Companies	$3,177,860	$—	$—	$3,177,860
Closed-End Investment Companies	6,693,155	—	—	6,693,155
Common Stocks	45,085,092	—	—	45,085,092
Master Limited Partnerships	12,213,615	—	—	12,213,615
Preferred Stocks	3,015,306	—	—	3,015,306
Publicly Traded Partnerships	2,799,486	—	—	2,799,486
Purchased Put Options	825,250	—	—	825,250
Real Estate Investment Trusts	21,102,823	—	—	21,102,823
Short Term Investment	7,846,936	—	—	7,846,936
Total Investments	$102,759,523	$—	$—	$102,759,523

Written Options
Written Call Options	$(310,374)	$—	$—	$(310,374)
Total Written Options	$(310,374)	$—	$—	$(310,374)

See the Fund’s schedule of investments for detail by industry classification.

The LoCorr Spectrum Income Fund did not hold any Level 3 assets or liabilities during the period.

Allocation of Income and Expenses

Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative NAV of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses associated with a specific Fund in the Trust are charged to that Fund. Common expenses are typically allocated based upon the relative net assets of each Fund, or by other equitable means.

Deposits with Broker

Forward Currency and Futures Contracts

When trading derivative instruments, such as forward or futures contracts, a Fund is only required to post initial or variation margin with the exchange or clearing broker. The use of margin in trading these instruments has the effect of creating leverage, which can expose the Fund to substantial gains or losses occurring from relatively small price changes in the value of the underlying instrument and can increase the volatility of the Fund’s returns. Volatility is a statistical measure of the dispersion of returns of an investment, where higher volatility generally indicates greater risk. At June 30, 2022, the LoCorr Macro Strategies Fund and the LoCorr Market Trend Fund pledged cash and cash equivalents, defined as short-term, highly liquid investments that are readily convertible to known amounts of cash at U.S. Bank, N.A. (“U.S. Bank”) to Bank of America Merrill Lynch for each Fund’s investment in forward currency contracts. See the Funds’ consolidated statements of assets and liabilities for these amounts.

Upon entering into a futures contract, and to maintain the Fund’s open positions in futures contracts, the Fund is required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required fora particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

At June 30, 2022, the LoCorr Macro Strategies Fund and LCMFS, collectively, had cash and cash equivalents including foreign currency on deposit with the broker for derivative instruments which is presented on the Fund’s consolidated statement of assets and liabilities. In addition, LCMFS pledged securities collateral for derivative instruments. See the Fund’s consolidated schedule of investments for the fair value of securities pledged as collateral.

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At June 30, 2022, the LoCorr Market Trend Fund and LCMT, collectively, cash and cash equivalents including foreign currency on deposit with the broker for derivative instruments which is presented on the Fund’s consolidated statement of assets and liabilities. In addition, LCMT pledged cash at U.S. Bank as collateral for derivative instruments. See the Fund’s consolidated schedule of investments for the fair value of securities pledged as collateral.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called “variation margin,” to and from the futures broker (with the exception of futures contracts traded on the London Metal Exchange (“LME”)), are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The variation margin on LME futures contracts do not settle daily, but rather settle at their respective maturity dates. At period end, the unrealized appreciation and depreciation on LME futures contracts is shown as receivable for unsettled open futures contracts and payable for unsettled open futures contracts, respectively, on the Funds’ consolidated statements of assets and liabilities. The Funds expect to earn interest income on any margin deposits.

Securities Sold Short

At June 30, 2022, the LoCorr Dynamic Equity Fund had cash on deposit with Morgan Stanley and J.P. Morgan. In addition, at June 30, 2022, the LoCorr Dynamic Equity Fund pledged cash with U.S. Bank as collateral for securities sold short. See the Fund’s statement of assets and liabilities for amounts.

Swap Contracts

LCLSCS has a substantial portion of its assets on deposit with Deutsche Bank in connection with its trading of its swap contract. Assets deposited with Deutsche Bank in connection with the trading of the swap contract for LCLSCS are partially restricted due to deposit requirements. At June 30, 2022, the LoCorr Long/Short Commodities Strategy Fund had cash and cash equivalents on deposit with Deutsche Bank which is presented on the consolidated statements of assets and liabilities. In addition, at June 30, 2022, LCLSCS pledged securities as collateral for the swap contract. See the Fund’s consolidated schedule of investments for the fair value of securities pledged as collateral. Risks arise from the possible inability of the counterparty to meet the terms of its contract and may increase if the counterparty’s financial condition worsens.

Options

At June 30, 2022, the LoCorr Spectrum Income Fund had cash and cash equivalents on deposit with Pershing, LLC for options contracts which is presented on the Fund’s statement of assets and liabilities. In addition, the LoCorr Spectrum Income Fund pledged securities as collateral for options. See the Fund’s consolidated schedule of investments for the fair value of securities pledged as collateral.

Distributable Earnings and Investment Transactions

Net investment income and net realized gains (losses) may differ for financial reporting and tax purposes because of temporary or permanent book/tax differences. To the extent these differences are permanent; reclassifications are made to the appropriate equity accounts in the period that the difference arises.

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. See Note 7.

Distributions from Earnings

Shareholder transactions are recorded on trade date. Dividends from net investment income are declared and paid at least annually by the Funds. Distribution of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the periods from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to the difference in the recognition of income, expense and gain items for financial statement and tax purposes.

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LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

During the six months ended June 30, 2022, dividends for the LoCorr Spectrum Income Fund were distributed monthly. The estimated characterization of the distributions paid will be an ordinary dividend, qualified dividend or return of capital. This estimate is based on the Fund’s operating results during the period. It is anticipated that a significant portion of the distributions of the Fund’s investments in MLP and certain investments in REITs and royalty trusts will be comprised of return of capital as a result of the tax character of cash distributions made by each Fund’s investments. The actual characterization of the distributions made during the period is not determined until after the end of the fiscal year.

The tax character of distributions paid during the periods was as follows:

	Six Months Ended June 30, 2022
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital
LoCorr Spectrum Income Fund	$3,159,667	$—	$—

	Year Ended December 31, 2021
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital
LoCorr Macro Strategies Fund	$70,131,381	$—	$—
LoCorr Long/Short Commodities Strategy Fund	60,068,364	—	—
LoCorr Market Trend Fund	9,457,776	—	—
LoCorr Dynamic Equity Fund	431,821	1,011,184	—
LoCorr Spectrum Income Fund	2,517,225	—	1,618,274

Federal Income Taxes

The Funds intend to qualify as regulated investment companies pursuant to Subchapter M of the Internal Revenue Code of 1986, as amended. The Funds intend to distribute substantially all of their investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

As of and during the six months ended June 30, 2022, the Funds did not have any tax positions that did not meet the “more- likely-than-not” threshold of being sustained by applicable tax authorities. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as interest or other expense in the statements of operations. During the six months ended June 30, 2022, the Funds did not incur any interest or penalties.

For tax purposes, LCMFS, LCLSCS and LCMT are exempted Cayman Islands investment companies. LCMFS, LCLSCS and LCMT have each received an undertaking from the Government of the Cayman Islands exempting them from all local income, profits, and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, LCMFS, LCLSCS and LCMT are controlled foreign corporations (“CFCs”) and as such are not subject to U.S. income tax. However, as a wholly-owned CFC, the net income and capital gain of each CFC, to the extent of its earnings and profits, will be included each year in the respective Funds’ investment company taxable income.

Foreign Securities and Currency

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

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Forward Currency Contracts

Gains or losses are realized when foreign currency contracts are liquidated. Any change in net unrealized gain or loss is reported in the statements of operations.

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. Unlike when a Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Gains or losses are realized when contracts are liquidated. Closing out an open futures contract purchase or sale is affected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss.

The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract. Any change in net unrealized gain or loss is reported in the statements of operations.

Indemnifications

In the normal course of business, the Funds enter into contracts that contain general indemnifications to other parties. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Market and Credit Risks

The Funds may engage in the speculative trading of U.S. and foreign futures, forward currency and swap contracts (collectively, “derivatives”). The Funds are exposed to both market risk, which is the risk arising from changes in the fair value of the contracts and credit risk, which is the risk of failure by another party to perform according to the terms of a contract.

Purchase and sale of futures contracts requires margin deposits with the broker. Additional deposits may be necessary for any loss on contract value. The Commodity Exchange Act requires a broker to segregate all customer transactions and assets from such broker’s proprietary activities. A customer’s cash and other property (for example, U.S. government securities) deposited with a broker are considered commingled with all other customer funds subject to the broker’s segregation requirements. In the event of a broker’s insolvency, recovery may be limited to a pro rata share of segregated funds available. It is possible that the recovered amount could be less than total cash and other property deposited.

For derivatives, risks arise from changes in the fair value of the contracts. Theoretically, the Funds are exposed to a market risk equal to the notional contract value of swap, futures and forward currency contracts purchased and unlimited liability on such contracts sold short.

The Funds also engage in investing its assets in U.S. government securities. Risks arise from investments in U.S. government securities due to possible market illiquidity. U.S. government securities are also sensitive to changes in interest rates and economic conditions.

The Funds have established procedures to actively monitor market risk and minimize credit risk, although there can be no assurance that they will, in fact, succeed in doing so.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities

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in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

New Accounting Pronouncements and/or SEC Regulatory Updates

In March 2020, FASB issued Accounting Standards Update 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”) and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on the Funds’ investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The compliance date for Rule 18f-4 is August 19, 2022.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds will be required to comply with the rules by September 8, 2022.

Options on Securities

The Funds may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Option trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

A Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

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LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Security Transactions and Investment Income

Security transactions are recorded on trade date. Generally, realized gains and losses on sales of investments are calculated on the specifically identified cost basis of the securities.

In accordance with the investment restrictions outlined within the Funds’ prospectus, each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities may include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private investments or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid. Under guidelines adopted by the Trust’s Board, the Adviser of the Funds may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. At June 30, 2022, the Adviser deemed all of the 144A securities held in the LoCorr Macro Strategies Fund, the LoCorr Long/ Short Commodities Strategy Fund and the LoCorr Market Trend Fund to be liquid. At June 30, 2022, there were no illiquid or restricted securities held in the LoCorr Dynamic Equity Fund or the LoCorr Spectrum Income Fund.

Dividend income, less foreign taxes withheld, if any, are recorded on the ex-dividend date.

Distributions received from the investments in MLP interests, REITs, private investments, closed end funds, business development companies and royalty trusts generally are comprised of ordinary income, capital gains and return of capital. For financial statement purposes, the Funds use estimates to characterize these distributions received as return of capital, capital gains or ordinary income. Such estimates are based on historical information available from each MLP, REIT, private investment, closed end fund, business development company or royalty trust and other industry sources. These estimates may subsequently be revised based on information received from the MLP, REIT, private investment, closed end fund, business development company or royalty trust after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Funds. The distributions received from the MLP, REIT, private investment, closed end fund, business development company and royalty trust securities that have been classified as income and capital gains are included in investment income and net realized gain (loss) on investments, respectively, on the statements of operations. The distributions received that are classified as return of capital reduce the cost of investments on the statements of assets and liabilities.

Interest income and expense are recognized on the accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security using the effective yield method.

Short Sales

The Funds may sell securities short. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Funds are required to make a margin deposit in connection with such short sales; the Funds may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time a Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the close of a short sale. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. Gains or losses from closed positions of securities sold short are presented as net realized gain or loss on securities sold short on the statements of operations.

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Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

In addition, the Funds are required to pay the lender any dividends declared on short positions. Dividends declared on open short positions are recorded on ex-date and shown as an expense for financial reporting purposes. To borrow the security, the Funds also may be required to pay fees, which are shown as an expense for financial reporting purposes.

To the extent the Funds sell securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current fair value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A short sale is “against the box” to the extent the Funds contemporaneously own or have the right to obtain at no added cost, securities identical to those sold short. Short sales are collateralized by cash deposits with the counterparty broker and pledged securities held at the custodian, U.S. Bank. The collateral required is determined daily by reference to the fair value of the short positions.

Total Return Swap Contracts

The Funds may enter into total return swap agreements. A total return swap entered into by the Funds is a derivative contract that transfers the market risk of underlying portfolios of futures contracts, forward currency contracts and foreign currencies (considered the “index” within each total return swap contract) between counterparties. The “notional amount” of each total return swap agreement is the agreed upon amount or value of the index used for calculating the returns that the parties to a swap agreement have agreed to exchange. The total return swaps are marked to market daily and any change is recorded in unrealized gain/loss on the consolidated statements of operations based on the value of the index on which the total return swap is referenced, as defined within the total return swap agreement between the counterparties. The composition of the index may vary based on how the underlying portfolio of futures contracts, forward currency contracts and foreign currencies is traded. A Fund’s obligation under total return swap agreement, including any related fees, offset against amounts owed to the Fund in the case of positive performance, will be covered by designating liquid assets on the Fund’s books and records (see the consolidated statement of assets and liabilities for deposits with broker for derivative instruments). Gains or losses will be realized when the total return swap contracts are liquidated and will be presented as net realized gain or loss on swap contracts on the consolidated statements of operations. Changes in notional value and any cash holding adjustments, which represent voluntary realizations by a Fund of swap value at any point in time, are also presented as net realized gain or loss on swap contracts on the consolidated statements of operations. Further, any cash holding adjustments realized by a Fund are subject to interest charges, which are recorded as part of unrealized gain/loss on the consolidated statements of operations. A corresponding asset or liability for “advance receipt on swap contracts” or “advance payment on swap contracts,” respectively, is recorded on the consolidated statements of assets and liabilities for the gain or loss realized on changes in notional value. Total return swaps outstanding at period end, if any, are listed after the Funds’ consolidated schedules of investments.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported revenues and expenses during the reporting period. Actual results could differ from those estimates.

Warrants

The Funds may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

3. Derivative and Other Financial Instruments

The Funds may invest in derivatives such as futures, forward currency and swap contracts, in order to hedge against market movements while liquidating certain positions and buying other securities or as substitutes for securities, as well as for speculative purposes to gain exposure to such market movements.

106 |

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

The Funds’ market risk related to their derivatives trading is influenced by a wide variety of factors, including the level and volatility of interest rates, exchange rates, weather, supply and demand of commodities, the market value of futures and forward currency contracts, the diversification effects among the Funds’ open positions and the liquidity of the markets in which they trade.

The following are the primary trading risk exposures by market sector of the Funds as encompassed in the total return swap contracts:

Agricultural. (grains, livestock and softs). The Funds’ primary exposure is to agricultural price movements which are often directly affected by severe or unexpected weather conditions.

Currencies. Exchange rate risk is a principal market exposure of the Funds. The Funds’ currency exposure is to exchange rate fluctuations, primarily fluctuations which disrupt the historical pricing relationships between different currencies and currency pairs. The fluctuations are influenced by interest rate changes as well as political and general economic conditions. The Funds trade in a large number of currencies including cross-rates– e.g., positions between two currencies other than the U.S. dollar.

Energy. The Funds’ primary energy market exposure is to gas and oil price movements, often resulting from political developments in the Middle East and economic conditions worldwide. Energy prices are volatile and substantial profits and losses have been and are expected to continue to be experienced in this market.

Interest Rates. Interest rate movements directly affect the price of the sovereign bond futures positions held by the Funds and indirectly the value of its stock index currency positions. Interest rate movements in one country as well as relative interest rate movements between countries may materially impact the Funds’ profitability. The Funds’ primary interest rate exposure is to interest rate fluctuations in countries or regions including Australia, Canada, Japan, Switzerland, the United Kingdom, the United States and the Eurozone. However, the Funds also may take positions in futures contracts on the government debt of other nations. The Funds anticipate that interest rates in these industrialized countries or areas, both long-term and short-term, will remain a primary market exposure of the Funds for the foreseeable future.

Metals. The Funds’ metals market exposure is to fluctuations in the price of aluminum, copper, gold, lead, nickel, palladium, tin, silver and zinc.

Stock Index. The Funds’ equity exposure, through stock index futures, is to equity price risk in the major industrialized countries as well as other countries.

The Fund invests in options which are not traded on an exchange. In doing so, it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default. These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to market and settlement, segregation and minimum capital requirements applicable to intermediaries. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease.

At June 30, 2022, the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund and the LoCorr Market Trend Fund held derivative and other financial instruments which are not subject to a master netting arrangement. As the tables below illustrate, no positions are netted in these consolidated financial statements.

LoCorr Macro Strategies Fund - June 30, 2022
Assets:				Gross Amounts not offset in the Consolidated Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Forward currency contracts	$23,152,200	$—	$23,152,200	$—	$—	$23,152,200
Futures contracts (a)	4,099,961	—	4,099,961	—	—	4,099,961
Total	$27,252,161	$—	$27,252,161	$—	$—	$27,252,161

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LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

Liabilities:				Gross Amounts not offset in the Consolidated Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Collateral Received (Pledged)	Net Amount
Forward currency contracts	$18,211,232	$—	$18,211,232	$—	$(18,211,232)	$—
Futures contracts (a)	8,049,391	—	8,049,391	—	(8,049,391)	—
Total	$26,260,623	$—	$26,260,623	$—	$(26,260,623)	$—

LoCorr Long/Short Commodities Strategy Fund - June 30, 2022
Assets:				Gross Amounts not offset in the Consolidated Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Swap Contracts*	$93,631,106	$—	$93,631,106	$—	$—	$93,631,106
Total	$93,631,106	$—	$93,631,106	$—	$—	$93,631,106

*	$14,113,147 Represents advance receipt on swap contracts.

LoCorr Market Trend Fund - June 30, 2022
Assets:				Gross Amounts not offset in the Consolidated Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Forward currency contracts	$8,459,440	$—	$8,459,440	$—	$—	$8,459,440
Futures contracts (a)	796,904	—	796,904	—	—	796,904
Total	$9,256,344	$—	$9,256,344	$—	$—	$9,256,344

Liabilities:				Gross Amounts not offset in the Consolidated Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Forward currency contracts	$3,611,208	$—	$3,611,208	$—	$(3,611,208)	$—
Futures contracts (a)	8,734,778	—	8,734,778	—	(8,734,778)	—
Total	$12,345,986	$—	$12,345,986	$—	$(12,345,986)	$—

108 |

(a)	Reflects the current day variation margin and unsettled open futures contracts as separately reported within the Fund’s consolidated statement of assets and liabilities.

The Funds have adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Funds’ consolidated statements of assets and liabilities and consolidated statements of operations. Fair value of swap contracts are recorded in the consolidated statements of assets and liabilities as net unrealized appreciation on swap contracts or net unrealized depreciation on swap contracts.

Since the derivatives held long or short are for speculative trading purposes, the derivative instruments are not designated as hedging instruments. Accordingly, all realized gains and losses, as well as any change in net unrealized gains or losses on open contracts from the preceding period, are recognized as part of realized and unrealized gain (loss) in the consolidated statements of operations.

The following table presents the fair value of consolidated derivative instruments for the LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund and the non-consolidated derivative instruments for LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund as of June 30, 2022 as presented on each Fund’s consolidated and non-consolidated statements of assets and liabilities:

	Fair Value		Net Unrealized Gain (Loss) on
Derivatives Not Accounted for as Hedging Instruments	Assets	Liabilities	Open Positions
LoCorr Macro Strategies Fund
Forward Currency Contracts(a)
Long	$3,267,809	$11,235,259	$(7,967,450)
Short	19,884,391	6,975,973	12,908,418
Total Forward Currency Contracts	23,152,200	18,211,232	4,940,968

Futures Contracts(b)
Long Contracts
Commodity	450,719	26,020,506	(25,569,787)
Equity	26,954	261,385	(234,431)
Foreign exchange	71,863	2,930	68,933
Interest rate	9,869,814	1,117	9,868,697
Total Long Contracts	10,419,350	26,285,938	(15,866,588)
Short Contracts
Commodity	9,959,289	157,713	9,801,576
Equity	4,353,936	342,954	4,010,982
Foreign exchange	—	205,894	(205,894)
Interest rate	2,981,305	5,724,284	(2,742,979)
Total Short Contracts	17,294,530	6,430,845	10,863,685
Total Futures Contracts	27,713,880	32,716,783	(5,002,903)
Total Forward Currency Contracts and Futures Contracts	$50,866,080	$50,928,015	$(61,935)

LoCorr Long/Short Commodities Strategy Fund
Long Total Return Swap Contracts
LoCorr Commodities Index	$79,517,959	$—	$79,517,959
Purchased Call Options	102,887,591	—	37,930,381

LoCorr Market Trend Fund
Forward Currency Contracts(a)
Long	$1,361,960	$1,697,399	$(335,439)
Short	7,097,480	1,913,809	5,183,671
Total Forward Currency Contracts	8,459,440	3,611,208	4,848,232

Futures Contracts(b)
Long Contracts
Commodity	256,542	20,777,164	(20,520,622)
Equity	2,877	78,293	(75,416)
Foreign exchange	47,620	—	47,620
Interest rate	2,463,303	—	2,463,303
Total Long Contracts	2,770,342	20,855,457	(18,085,115)

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LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

	Fair Value		Net Unrealized Gain (Loss) on
Derivatives Not Accounted for as Hedging Instruments	Assets	Liabilities	Open Positions
LoCorr Market Trend Fund (continued)
Short Contracts
Commodity	$1,403,002	$—	$1,403,002
Equity	1,888,995	110,995	1,778,000
Interest rate	3,141,744	1,818,550	1,323,194
Total Short Contracts	6,433,741	1,929,545	4,504,196
Total Futures Contracts	9,204,083	22,785,002	(13,580,919)
Total Forward Currency Contracts and Futures Contracts	$17,663,523	$26,396,210	$(8,732,687)

LoCorr Dynamic Equity Fund
Options
Written Options	$—	$10,640	$2,748
Total Options	$—	$10,640	$2,748

LoCorr Spectrum Income Fund
Options
Purchased Options	825,250	—	611,469
Written Options	—	310,374	73,975
Total Options	$825,250	$310,374	$685,444

(a)

Unrealized appreciation on forward currency contracts is a receivable and unrealized depreciation on forward currency contracts is a payable on the Fund’s consolidated statement of assets and liabilities.

(b)

Reflects the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s consolidated schedule of open futures contracts. Only the current day variation margin and unsettled open futures contracts is separately reported within the Fund’s consolidated statement of assets and liabilities.

The following table presents the results of the derivative trading and information related to volume for the six months ended June 30, 2022. The below captions of “Net Realized” and “Net Change in Unrealized” correspond to the captions in each Fund’s consolidated and non-consolidated statement of operations.

	Gain (Loss) from Trading
Fund and Type of Derivative Instrument	Net Realized	Net Change in Unrealized
LoCorr Macro Strategies Fund
Forward Currency Contracts	$36,962,316	$10,483,300
Futures Contracts
Commodity	124,837,203	(21,504,513)
Equity	33,671,516	955,071
Foreign exchange	7,806,829	9,332
Interest rate	91,298,141	6,368,735
Total Futures Contracts	257,613,689	(14,171,375)
Total Forward Currency Contracts and Futures Contracts	$294,576,005	$(3,688,075)

LoCorr Long/Short Commodities Strategy Fund
Swap Contracts	$—	$42,261,898
Purchased Call Options (d)	24,314,333	(2,672,338)

LoCorr Market Trend Fund
Forward Currency Contracts	$15,479,933	$7,323,639
Futures Contracts
Commodity	56,221,727	(21,277,577)
Equity	1,704,431	325,643

110 |

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

	Gain (Loss) from Trading
Fund and Type of Derivative Instrument	Net Realized	Net Change in Unrealized
LoCorr Market Trend Fund (continued)
Foreign exchange	$1,137,282	$134,869
Interest rate	51,105,544	2,447,510
Total Futures Contracts	110,168,984	(18,369,555)
Total Forward Currency Contracts and Futures Contracts	$125,648,917	$(11,045,916)

LoCorr Dynamic Equity Fund
Futures Contract
Equity	$(117,190)	$—
Total Futures Contract	$(117,190)	$—
Options
Written Options	—	2,748
Total Options	$—	$2,748

LoCorr Spectrum Income Fund
Options
Purchased Options(d)	(1,762,905)	(567,279)
Written Options	4,391,783	(363,185)
Total Options	$2,628,878	$(930,464)

(d)	Purchased options are included within net realized gain (loss) on investments and net change in unrealized appreciation/depreciation on investments.

The average monthly notional amount is shown as an indicator of volume. The average monthly notional amounts during the six months ended June 30, 2022 were:

	Average Notional Amount
	Long Contracts	Short Contracts
LoCorr Macro Strategies Fund
Forward Currency Contracts	$1,252,934,735	$1,852,047,254
Futures Contracts	1,718,986,855	3,163,157,036

LoCorr Long/Short Commodities Strategy Fund
Swap Contracts	$435,159,384	$—
Options	139,009,581	—

LoCorr Market Trend Fund
Forward Currency Contracts	$311,326,860	$574,235,055
Futures Contracts	511,177,215	1,139,238,943

LoCorr Dynamic Equity Fund
Options	$—	$104,196

LoCorr Spectrum Income Fund
Options	$84,686,100	$42,508,395

The swap contracts and the commodity-related futures contracts reported in the tables in Note 3 represent balances and activity of each Fund’s respective wholly-owned and controlled subsidiary. See Note 2.

Please refer to the Funds’ prospectus for a full listing of risks associated with these investments.

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LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

4. Investment Transactions

The cost of security purchases and proceeds from security sales, excluding short-term investments, derivative instruments, short sales and purchases to cover short sales, for the six months ended June 30, 2022 were as follows:

	U.S. Government Obligations		All Other
	Purchases	Sales	Purchases	Sales
LoCorr Macro Strategies Fund	$280,081,301	$313,382,783	$170,646,616	$367,450,678
LoCorr Long/Short Commodities Strategy Fund	150,886,002	159,184,125	180,011,605	240,548,000
LoCorr Market Trend Fund	74,702,385	42,617,908	62,450,296	40,880,577
LoCorr Dynamic Equity Fund	—	—	90,997,300	77,423,660
LoCorr Spectrum Income Fund	—	—	65,415,145	30,352,570

5. Management Fees and Other Transactions with Affiliates

Management Agreement

The Trust has a Management Agreement with the Adviser, with whom certain officers and Trustees of the Funds are affiliated, to furnish investment advisory services to the Funds. Pursuant to the amended Management Agreement, the Adviser is entitled to receive a fee as follows:

Fund	Annual Advisory Fee as a Percentage of the Average Daily Net Assets of the Fund
LoCorr Macro Strategies Fund	1.65%
LoCorr Market Trend Fund	1.50%
LoCorr Dynamic Equity Fund	1.50%
LoCorr Spectrum Income Fund	1.30%

Pursuant to the amended Management Agreement, the Adviser is entitled to receive a fee, in accordance with the Incremental Advisory Fee schedule below based on the LoCorr Long/Short Commodities Strategy Fund’s average daily net assets.

Net Assets for the LoCorr Long/Short Commodities Strategy Fund	Incremental Advisory Fee*
$0.0 - $0.5 billion	1.50%
$0.5 - $1.0 billion	1.40%
$1.0 - $1.5 billion	1.30%
$1.5 - $2.0 billion	1.20%
$2.0 - $2.5 billion	1.10%
Over $2.5 billion	1.00%

*

Incremental advisory fee represents the fees paid on net assets at the related net asset level. For example, with $3 billion in net assets in the Fund, the Adviser would earn 1.50% on the first $500 million, plus 1.40% on the next $500 million, plus 1.30% on the next $500 million, plus 1.20% on the next $500 million, plus 1.10% on the next $500 million, plus 1.00% on the final $500 million.

As of and for the six months ended June 30, 2022, the Funds reported the following in regards to management fees:

Fund	Management Fees For the Six Months Ended June 30, 2022	Accrued Net Management Fees as of June 30, 2022
LoCorr Macro Strategies Fund	$14,063,215	$2,863,257
LoCorr Long/Short Commodities Strategy Fund	7,595,962	1,408,246
LoCorr Market Trend Fund	3,064,716	726,197
LoCorr Dynamic Equity Fund	214,735	23,786
LoCorr Spectrum Income Fund	577,492	114,891

112 |

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

Sub-Advisory Agreements

Sub-advisory services are provided to the Funds, pursuant to agreements between the Adviser and the below listed sub- advisers. Under the terms of these sub-advisory agreements, the Adviser compensates the sub-advisers based on the portion of each Fund’s average daily net assets which they have been allocated to manage.

LoCorr Macro Strategies Fund:	LoCorr Dynamic Equity Fund:
Graham Capital Management, L.P.	Kettle Hill Capital Management, LLC
Millburn Ridgefield Corporation	Millrace Asset Group, Inc.
Nuveen Asset Management, LLC
Revolution Capital Management LLC
R.G. Niederhoffer Capital Management

LoCorr Long/Short Commodities Strategy Fund:	LoCorr Spectrum Income Fund:
Nuveen Asset Management, LLC	Bramshill Investments, LLC

LoCorr Market Trend Fund:
Graham Capital Management, L.P.
Nuveen Asset Management, LLC

The Adviser is solely responsible for the payment of the sub-adviser’s fees, and the sub-adviser agrees not to seek payment of its fees from the Trust or the Funds.

Expense Limitation Agreement

The Funds’ Adviser has contractually agreed to waive management fees and/or reimburse the Funds for expenses they incur, but only to the extent necessary to maintain the Funds’ total annual operating expenses after fee waiver and/or reimbursement (excluding any Rule 12b-1 distribution and/or servicing fees, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses on short sales, swap fees, indirect expenses, expenses of other investment companies in which the Funds may invest, or extraordinary expenses such as litigation expenses and inclusive of offering and organizational costs incurred prior to the commencement of operations) at the percentages listed below:

Fund	Expense Limit as a Percentage of the Average Daily Net Assets of the Fund	Effective Period Through
LoCorr Macro Strategies Fund	1.99%	April 30, 2023
LoCorr Long/Short Commodities Strategy Fund	1.95%	April 30, 2023
LoCorr Market Trend Fund	1.95%	April 30, 2023
LoCorr Dynamic Equity Fund	1.99%	April 30, 2023
LoCorr Spectrum Income Fund	1.80%	April 30, 2023

Any waiver or reimbursement is subject to repayment by the respective Fund within the three fiscal years following the fiscal year in which the expenses occurred if the Fund is able to make the repayment without exceeding its current expense limitations and the repayment is approved by the Board.

| 113

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

The total amounts of management fees waived and/or expenses reimbursed which are subject to recovery, and their related expiration date are as follows:

LoCorr Dynamic Equity Fund
	Management Fees	Recovery to Adviser		Subject to Recovery on or Before
Period	(Waived) by Adviser Subject to Recovery	Six Months Ended June 30, 2022	Remaining Available Subject to Recovery	Fiscal Year Ending December 31,
Six Months Ended June 30, 2022	$(109,866)	$—	$(109,866)	2025
Year Ended December 31, 2021	(263,217)	—	(263,217)	2024
Year Ended December 31, 2020	(278,103)	—	(278,103)	2023
Year Ended December 31, 2019	(192,060)	—	(192,060)	2022
Total	$(843,246)	$—	$(843,246)

LoCorr Spectrum Income Fund
	Management Fees	Recovery to Adviser		Subject to Recovery on or Before
Period	(Waived) by Adviser Subject to Recovery	Six Months Ended June 30, 2022	Remaining Available Subject to Recovery	Fiscal Year Ending December 31,
Six Months Ended June 30, 2022	$—	$—	$—	2025
Year Ended December 31, 2021	(17,766)	—	(17,766)	2024
Year Ended December 31, 2020	(58,527)	57,785	(742)	2023
Year Ended December 31, 2019	—	—	—	2022
Total	$(76,293)	$57,785	$(18,508)

At June 30, 2022, there were no fees subject to recovery for the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund or the LoCorr Market Trend Fund.

Rule 12b-1 Distribution Agreement

The Funds have entered into a Rule 12b-1 distribution agreement with Quasar Distributors, LLC (“Quasar”). Class A shareholders pay distribution expenses to Quasar at the annual rate not to exceed 0.25% of the Fund’s average daily net assets. Class C shareholders pay to Quasar an annual rate not to exceed 1.00%, which is comprised of 0.75% in distribution expenses and 0.25% in service fees, of the Fund’s average daily net assets. Class I shareholders pay no 12b-1 fees.

6. Fund Shares

At June 30, 2022 there were an unlimited number of shares of beneficial interest authorized. The following table summarizes the activity in shares and dollar amounts applicable to each class of the Funds:

LoCorr Macro Strategies Fund - Class A
	For the Six Months Ended June 30, 2022		For the Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Shares Sold	1,697,913	$15,094,187	3,801,615	$33,278,684
Reinvestment of Distributions	—	—	486,441	3,979,091
Shares Redeemed	(3,952,275)	(32,845,186)	(2,866,304)	(24,670,429)
	(2,254,362)	$(17,750,999)	1,421,752	$12,587,346
Beginning Shares	10,452,228		9,030,476
Ending Shares	8,197,866		10,452,228

LoCorr Macro Strategies Fund - Class C
	For the Six Months Ended June 30, 2022		For the Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Shares Sold	1,485,494	$12,842,539	886,701	$7,352,721
Reinvestment of Distributions	—	—	168,958	1,312,807

114 |

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

LoCorr Macro Strategies Fund - Class C
	For the Six Months Ended June 30, 2022		For the Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Shares Redeemed	(535,608)	(4,425,745)	(1,936,406)	(16,082,903)
	949,886	$8,416,794	(880,747)	$(7,417,375)
Beginning Shares	4,505,888		5,386,635
Ending Shares	5,455,774		4,505,888

LoCorr Macro Strategies Fund - Class I
	For the Six Months Ended June 30, 2022		For the Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Shares Sold	88,977,461	$811,595,885	73,777,122	$656,311,870
Reinvestment of Distributions	—	—	6,661,915	55,427,128
Shares Redeemed	(31,793,677)	(285,798,233)	(45,173,806)	(394,388,015)
	57,183,784	$525,797,652	35,265,231	$317,350,983
Beginning Shares	157,890,774		122,625,543
Ending Shares	215,074,558		157,890,774
LoCorr Macro Strategies Fund
Total Net Increase (Decrease)		$516,463,447		$322,520,954

LoCorr Long/Short Commodities Strategy Fund - Class A
	For the Six Months Ended June 30, 2022		For the Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Shares Sold	1,276,084	$14,048,160	1,667,484	$17,812,643
Reinvestment of Distributions	—	—	203,898	2,134,816
Shares Redeemed	(680,613)	(7,480,833)	(1,234,990)	(13,046,493)
	595,471	$6,567,327	636,392	$6,900,966
Beginning Shares	3,320,952		2,684,560
Ending Shares	3,916,423		3,320,952

LoCorr Long/Short Commodities Strategy Fund - Class C
	For the Six Months Ended June 30, 2022		For the Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Shares Sold	311,699	$3,266,956	467,896	$4,757,926
Reinvestment of Distributions	—	—	64,706	645,764
Shares Redeemed	(75,085)	(786,695)	(274,590)	(2,738,196)
	236,614	$2,480,261	258,012	$2,665,494
Beginning Shares	1,096,501		838,489
Ending Shares	1,333,115		1,096,501

LoCorr Long/Short Commodities Strategy Fund - Class I
	For the Six Months Ended June 30, 2022		For the Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Shares Sold	39,713,128	$442,947,347	46,260,270	$494,415,929
Reinvestment of Distributions	—	—	4,190,057	44,414,600
Shares Redeemed	(15,914,409)	(177,183,827)	(15,282,846)	(161,955,649)
	23,798,719	$265,763,520	35,167,481	$376,874,880
Beginning Shares	79,482,566		44,315,085
Ending Shares	103,281,285		79,482,566
LoCorr Long/Short Commodities Strategy Fund
Total Net Increase (Decrease)		$274,811,108		$386,441,340

| 115

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

LoCorr Market Trend Fund - Class A
	For the Six Months Ended June 30, 2022		For the Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Shares Sold	565,201	$8,165,066	504,953	$6,130,437
Reinvestment of Distributions	—	—	42,073	482,993
Shares Redeemed	(242,062)	(3,356,915)	(672,087)	(8,089,327)
	323,139	$4,808,151	(125,061)	$(1,475,897)
Beginning Shares	1,324,409		1,449,470
Ending Shares	1,647,548		1,324,409

LoCorr Market Trend Fund - Class C
	For the Six Months Ended June 30, 2022		For the Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Shares Sold	343,172	$4,876,379	124,588	$1,476,798
Dividends Reinvested	—	—	24,223	268,880
Shares Redeemed	(160,178)	(2,080,157)	(331,933)	(3,905,783)
	182,994	$2,796,222	(183,122)	$(2,160,105)
Beginning Shares	982,334		1,165,456
Ending Shares	1,165,328		982,334

LoCorr Market Trend Fund - Class I
	For the Six Months Ended June 30, 2022		For the Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Shares Sold	21,792,012	$316,348,445	6,776,071	$82,404,215
Reinvestment of Distributions	—	—	729,663	8,405,716
Shares Redeemed	(8,033,278)	(118,029,840)	(5,753,991)	(68,979,665)
	13,758,734	$198,318,605	1,751,743	$21,830,266
Beginning Shares	21,004,057		19,252,314
Ending Shares	34,762,791		21,004,057
LoCorr Market Trend Fund
Total Net Increase (Decrease)		$205,922,978		$18,194,264

LoCorr Dynamic Equity Fund - Class A
	For the Six Months Ended June 30, 2022		For the Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Shares Sold	21,201	$246,657	102,566	$1,323,999
Reinvestment of Distributions	—	—	15,874	198,590
Shares Redeemed	(63,201)	(743,413)	(125,982)	(1,600,048)
	(42,000)	$(496,756)	(7,542)	$(77,459)
Beginning Shares	321,903		329,445
Ending Shares	279,903		321,903

LoCorr Dynamic Equity Fund - Class C
	For the Six Months Ended June 30, 2022		For the Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Shares Sold	55,145	$602,800	70,466	$859,097
Reinvestment of Distributions	—	—	14,422	167,585
Shares Redeemed	(18,243)	(200,761)	(67,143)	(802,281)
	36,902	$402,039	17,745	$224,401
Beginning Shares	240,648		222,903
Ending Shares	277,550		240,648

116 |

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

LoCorr Dynamic Equity Fund - Class I
	For the Six Months Ended June 30, 2022		For the Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Shares Sold	2,317,072	$26,819,577	659,035	$8,704,039
Reinvestment of Distributions	—	—	75,645	969,774
Shares Redeemed	(186,736)	(2,226,439)	(342,978)	(4,491,773)
	2,130,336	$24,593,138	391,702	$5,182,040
Beginning Shares	1,387,208		995,506
Ending Shares	3,517,544		1,387,208
LoCorr Dynamic Equity Fund
Total Net Increase (Decrease)		$24,498,421		$5,328,982

LoCorr Spectrum Income Fund - Class A
	For the Six Months Ended June 30, 2022		For the Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Shares Sold	421,751	$2,899,765	341,419	$2,415,690
Reinvestment of Distributions	48,039	326,379	96,107	664,027
Shares Redeemed	(238,272)	(1,630,441)	(672,361)	(4,649,336)
Redemption Fees	—	258	—	113
	231,518	$1,595,961	(234,835)	$(1,569,506)
Beginning Shares	1,983,746		2,218,581
Ending Shares	2,215,264		1,983,746

LoCorr Spectrum Income Fund - Class C
	For the Six Months Ended June 30, 2022		For the Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Shares Sold	418,462	$2,894,206	608,586	$4,302,885
Reinvestment of Distributions	62,139	426,980	103,688	725,686
Shares Redeemed	(323,538)	(2,231,601)	(331,191)	(2,315,660)
Redemption Fees	—	316	—	128
	157,063	$1,089,901	381,083	$2,713,039
Beginning Shares	2,520,766		2,139,683
Ending Shares	2,677,830		2,520,766

LoCorr Spectrum Income Fund - Class I
	For the Six Months Ended June 30, 2022		For the Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Shares Sold	6,192,940	$41,996,229	3,695,955	$25,752,205
Reinvestment of Distributions	251,170	1,693,586	243,713	1,686,078
Shares Redeemed	(1,500,367)	(10,022,713)	(1,045,875)	(7,216,851)
Redemption Fees	—	1,314	—	274
	4,943,743	$33,668,416	2,893,793	$20,221,706
Beginning Shares	6,357,108		3,463,315
Ending Shares	11,300,852		6,357,108
LoCorr Spectrum Income Fund
Total Net Increase (Decrease)		$36,354,278		$21,365,239

| 117

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

Conversion Feature

Class C shares purchased directly from the Funds or through a financial intermediary, except as otherwise disclosed in the Funds’ prospectus, automatically convert to Class A shares in the month of the 8-year anniversary date of the purchase of the Class C shares, based on the relative NAV of each such class without the imposition of any sales charge, fee or other charge.

7. Federal Tax Information

At December 31, 2021, the components of accumulated earnings (losses) on a tax basis were as follows(1):

	LoCorr Macro Strategies Fund(2)	LoCorr Long/Short Commodities Strategy Fund(2)	LoCorr Market Trend Fund(2)
Tax cost of portfolio	$1,365,872,436	$852,506,664	$235,994,190

Gross unrealized appreciation	$15,884,479	$79,810,333	$3,396,239
Gross unrealized depreciation	(9,936,573)	(3,751,783)	(1,579,513)
Net unrealized appreciation (depreciation)	5,947,906	76,058,550	1,816,726
Undistributed ordinary income	14,070,824	—	19,346,938
Undistributed long-term capital gains	—	—	—
Total earnings accumulated	14,070,824	—	19,346,938
Other accumulated losses	(53,329,471)	—	(23,470,698)
Total accumulated earnings (accumulated losses)	$(33,310,741)	$76,058,550	$(2,307,034)

	LoCorr Dynamic Equity Fund	LoCorr Spectrum Income Fund
Tax cost of portfolio	$27,763,020	$66,656,853

Gross unrealized appreciation	$2,681,807	$13,997,428
Gross unrealized depreciation	(1,894,138)	(3,946,192)
Net unrealized appreciation	787,669	10,051,236
Undistributed ordinary income	54,493	—
Undistributed long-term capital gains	241,693	—
Total earnings accumulated	296,186	—
Other accumulated losses	(105,846)	(32,309,452)
Total accumulated earnings (accumulated losses)	$978,009	$(22,258,216)

(1)	Total Portfolio represents aggregate amounts of each Fund’s investments, securities sold short, forward currency contracts and futures contracts, where applicable.
(2)	Tax Cost is presented on a non-consolidated basis and includes each Fund’s investment in the respective CFC and the unrealized appreciation and depreciation associated with those investments.

Undistributed income or net realized gains for financial statement purposes may differ from amounts recognized for federal income tax purposes due to differences in the recognition and characterization of income, expense and capital gain items. The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributed primarily to the tax deferral of losses on wash sales, mark to market, investments in partnerships and other temporary differences.

At December 31, 2021, accumulated net realized capital loss carryovers, if any, and the year(s) in which the capital loss carryovers expire were:

	Capital Loss Carryover
	Short-Term	Long-Term	Year of Expiration
LoCorr Macro Strategies Fund	$41,066,331	$12,052,130	Indefinitely
LoCorr Market Trend Fund	21,379,634	2,079,699	Indefinitely

118 |

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

	Capital Loss Carryover
	Short-Term	Long-Term	Year of Expiration
LoCorr Spectrum Income Fund	10,561,718	21,159,411	Indefinitely

During the year ended December 31, 2021, the LoCorr Dynamic Equity Fund and the LoCorr Spectrum Income Fund utilized unlimited capital loss carryover of $890,609 and $4,171,140, respectively. The LoCorr Macro Strategies Fund, the LoCorr Long/ Short Commodities Strategy Fund and the LoCorr Market Trend Fund did not utilize any capital loss carryovers during the year ended December 31, 2021.

8. Line of Credit

The Trust entered into an unsecured, uncommitted Loan Agreement (“Line of Credit” or “LOC”) with U.S. Bank not individually but as an umbrella facility on behalf of the Funds in the Trust. The LOC expires on March 8, 2023. The LOC was established to provide the Funds a temporary short-term liquidity source, subject to certain restrictions, covenants and the right of setoff on the Funds’ assets, to meet unanticipated redemptions. Under terms of the LOC, borrowings for each Fund are limited to the lesser of one-third of the net unencumbered assets (including the amount borrowed) of the respective Fund, 5% of the gross assets of the respective Fund or $50 million in the aggregate for all of the Funds under this agreement. U.S. Bank, N.A. charges an interest rate per annum equal to the Prime Rate (4.75% as of June 30, 2022).

The Funds did not utilize the Line of Credit for the six months ended June 30, 2022.

9. Subsequent Events

In preparing the financial statements, the Adviser has evaluated events after June 30, 2022.

Declaration of Dividends

The LoCorr Spectrum Income Fund declared the following ordinary income distributions:

		Distribution Amount per Share Class
Dividend Declaration Date (a)	Shareholder of Record Date	Class A	Class C	Class I
July 29, 2022	July 28, 2022	$0.0386	$0.03470	$0.04000

(a)	Ex-date, reinvest date and payable date.

The estimated characterization of the distributions paid will be an ordinary dividend, qualified dividend or return of capital. See Note 2 for additional information.

There were no additional subsequent events since June 30, 2022 through the date the financial statements were issued that would require adjustments to or additional disclosure in these financial statements.

| 119

LoCorr Investment Trust - Expense Example (Unaudited)

Expense Example

June 30, 2022 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2022 through June 30, 2022).

Actual Expenses

The actual return columns in the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The only transaction fees you may be required to pay are for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, the Funds’ transfer agent. These fees are assessed on all accounts, as applicable. If you request that a redemption be made by wire transfer, currently the Funds’ transfer agent charges a $15.00 fee. The Funds’ transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes

The hypothetical return columns in the following table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A transaction fee of $15.00 may be assessed on outgoing wire transfers and a transaction fee of $25.00 may be assessed on returned checks and stop payment orders. To include this fee in the calculation, you would add the estimated transaction fee to the hypothetical expenses shown in the table. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the transaction fees discussed above. Therefore, those columns are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

120 |

LoCorr Investment Trust - Expense Example (Unaudited) (continued)

Actual vs Hypothetical Returns

Actual vs. Hypothetical returns for the Six Months Ended June 30, 2022 (Unaudited)

				Actual		Hypothetical (5% gross annual return)
Fund	Class	Fund’s Annualized Expense Ratio [1,2]	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During Period [1,2,3]	Ending Account Value June 30, 2022	Expenses Paid During Period [1,2,3]

LoCorr Macro Strategies Fund
	A	2.11%	$1,000.00	$1,089.20	$10.93	$1,014.33	$10.54
	C	2.55%	$1,000.00	$1,142.80	$13.55	$1,012.15	$12.72
	I	1.86%	$1,000.00	$1,157.20	$9.95	$1,015.57	$9.30

LoCorr Long/Short Commodities Strategy Fund
	A	1.92%	$1,000.00	$983.10	$9.44	$1,015.27	$9.59
	C	2.75%	$1,000.00	$1,028.70	$13.83	$1,011.16	$13.71
	I	1.75%	$1,000.00	$1,043.80	$8.87	$1,016.12	$8.75

LoCorr Market Trend Fund
	A	1.86%	$1,000.00	$1,261.80	$10.43	$1,015.57	$9.30
	C	2.48%	$1,000.00	$1,325.80	$14.30	$1,012.50	$12.37
	I	1.69%	$1,000.00	$1,340.60	$9.81	$1,016.41	$8.45

LoCorr Dynamic Equity Fund
	A	2.51%	$1,000.00	$822.20	$11.34	$1,012.35	$12.52
	C	3.33%	$1,000.00	$860.50	$15.36	$1,008.28	$16.58
	I	2.33%	$1,000.00	$873.60	$10.82	$1,013.24	$11.63

LoCorr Spectrum Income Fund
	A	2.00%	$1,000.00	$897.70	$9.41	$1,014.88	$9.99
	C	2.81%	$1,000.00	$941.10	$13.52	$1,010.86	$14.01
	I	1.81%	$1,000.00	$954.00	$8.77	$1,015.82	$9.05

1

Includes dividend and/or interest expense of 0.00%, 0.00%, 0.00%, 0.34% and 0.01% for the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund, the LoCorr Market Trend Fund, the LoCorr Dynamic Equity Fund and the LoCorr Spectrum Income Fund, respectively.

2	Includes expenses of wholly-owned and controlled Cayman Islands subsidiaries for the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund and the LoCorr Market Trend Fund.
3

Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

| 121

Review of Management and Sub-Advisory Agreements (Unaudited)

LoCorr Investment Trust

June 30, 2022 (Unaudited)

Review of Management and Sub-Advisory Agreements

Approval of Advisory Agreement

The Board considered the nature, extent and quality of services to be provided by LoCorr Fund Management, LLC (the “Adviser”) to the LoCorr Macro Strategies Fund (the “Macro Fund”) and its wholly-owned subsidiary, LCMFS Fund Limited, the LoCorr Long/Short Commodities Strategy Fund (the “LLSCS Fund”) and its wholly-owned subsidiary, LCLSCS Fund Limited, the LoCorr Dynamic Equity Fund (the “LDE Fund”) and the LoCorr Spectrum Income Fund (the “LSI Fund”) and reviewed the 15(c) responses for each, which included a review of the experience of the key personnel of the Adviser., noting that there had not been any changes in key personnel in the last year. The Trustees noted the continued contributions of Brian Hull, the chief compliance officer (“CCO”) of the Trust and Adviser, in overseeing and implementing the Trust’s and Adviser’s compliance programs.

The Trustees noted that the Adviser has provided and will continue to provide a continuous investment program for each of the Funds consistent with each Fund’s investment objective, policies and regulatory limitations. Counsel and a representative of the Adviser reminded the Trustees that the Adviser oversees and continually evaluates sub-advisers and that the Adviser also provides overall portfolio and risk management consistent with each Fund’s investment strategy, guidelines and limitations. The Trustees also discussed the Adviser’s compliance program with the Trust’s CCO. A representative from the Adviser reviewed the Adviser’s financial statements and insurance policy with the Trustees. The Trustees concluded that, based on their review of the Adviser’s financial statements and discussions with the Adviser, the Adviser has sufficient resources to continue to provide advisory services to each of the Funds.

The CCO reviewed the compliance policies and noted that the Adviser reported no material compliance issues. Counsel noted that the Adviser had a code of ethics as required under Rule 17j-1 of the 1940 Act. The CCO further noted that the Adviser had not made any material changes to its compliance policies in the last year. After a discussion, the Trustees concluded that the Adviser has compliance policies and procedures in place in order to perform its duties under the management agreements for the Funds.

Counsel indicated that there had not been any recent examinations of the Adviser by the SEC but noted that LoCorr Distributors had recently been examined by FINRA with no material findings. After a discussion, the Trustees concluded that the Adviser is well resourced with experienced personnel and investment expertise and has provided, and is expected to continue to provide, high quality services to the Funds and their respective shareholders.

The Trustees next reviewed and evaluated the performance of the Macro Fund, noting that the one-year returns lagged the Morningstar category and the Barclays CTA Index but that the five-year, ten-year and since inception returns of the Fund outperformed the Morningstar category and benchmark index. After a discussion, the Trustees concluded that the Macro Fund’s performance was satisfactory.

The Trustees next considered the investment performance of the LCLSCS Fund, noting its annualized returns for the one, three, five-year and since inception periods. The Trustees noted that the Fund significantly outperformed its Morningstar category and the Barclay CTA Index during the past year but had lagged its peer group for the period. Counsel indicated for the Trustees that Fund continued to have strong relative performance for the 3, 5 and 10 year periods. After a discussion, the Trustees concluded that they were satisfied with the Fund’s performance.

The Trustees then reviewed and discussed the performance of the LDE Fund, noting that the Fund outperformed the per group and Morningstar category for the one-year period The Trustees observed that the Fund did trail the benchmark index for all periods but that the Fund’s performance relative to its peer group and Morningstar category was solid. After a discussion, the Trustees concluded that the LDE Fund’s performance was satisfactory.

Counsel next referred the Trustees to the performance of the LSI Fund. The Trustees noted performance of the LSI Fund, observing that the Fund’s performance for the one-year period had outperformed the Morningstar Category average and the Barclays U.S. Aggregate Bond Index, its benchmark, but had lagged the peer group average. Counsel indicated that the Fund had outperformed the peer group for the 3, 5-year and since inception periods. The Trustees also considered the Fund’s performance relative to its benchmark and Morningstar category for the 3, 5-year and since inception periods. After a discussion, the Trustees concluded that the LSI Fund’s performance was reasonable.

The Trustees then reviewed and discussed the costs of services provided and profits to be realized by the Adviser with respect to each of the Funds.

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Review of Management and Sub-Advisory Agreements (Unaudited) (continued)

Counsel noted for the benefit of the Trustees noted that the management fee for the Macro Fund was above the average of its peer group and the Morningstar Category. The Trustees also observed that the management fee was within range of management fees for the Fund’s peer group and Morningstar Category Average. After a discussion, the Trustees agreed that the Macro Fund’s management fee was not unreasonable.

The Trustees next reviewed the management fee for the LCLSCS Fund, noting that it was above the average of its peer group and Morningstar category, but within of the range of management fees for the Fund’s peer group and Morningstar category. A representative of the Adviser noted the Fund’s exposure to several commodity trading advisers and the use of Nuveen as a subadviser to the Fund. After a discussion, the Trustees agreed that the LCLSCS Fund’s management fee was reasonable.

The Trustees noted that the LDE Fund’s management fee was within the range of both its peer group and Morningstar category though above the averages for both comparisons. In response to a question from Counsel, a representative of the Adviser stated that the Adviser engages several sub-advisers to manage the fund while many funds in the Morningstar category are single manager funds. After a discussion, the Trustees concluded that the LDE Fund’s management fee was not excessive.

Counsel directed the Trustees to review the management fee for the LSI Fund, noting that it was above the average of its peer group and Morningstar category, and above the high-end range for the management fees reported for the LSI Fund’s peer group. A representative of the Adviser discussed the unique nature of the Fund and its strategy and indicated that assembling a meaningful peer group was difficult. After a discussion, the Trustees agreed that the Fund’s management fee was not unreasonable.

The Trustees considered all of these factors with regards to the renewal of the expense limitation agreements with the Adviser for an additional one-year period for the Macro Fund, LCLSCS Fund, LDE Fund and LSI Fund.

The Trustees noted the profit analysis of the Adviser with respect to the Macro Fund and considered the Adviser’s profits from the advisory agreement, net of expenses. The Trustees determined that the Adviser’s profits related to the Macro Fund were reasonable.

The Trustees then discussed the profitability of the Adviser with respect to the LCLSCS Fund. Counsel noted the Adviser’s net profits with respect to the LCLSCS Fund. After a discussion, the Trustees determined that the Adviser’s profits with respect to the Fund were reasonable.

The Trustees then reviewed the profitability of the Adviser with respect to the LDE Fund and noted that the Adviser did not show a net profit with respect to the Fund.

Counsel directed the Trustees’ attention to the profitability of the Adviser with respect to the LSI Fund. The Trustees noted that the Adviser showed a net profit and agreed that the Adviser’s total net profits as a percentage of revenues and absolute amount were reasonable.

The Trustees considered the economies of scale to be realized by the shareholders of the Macro Fund, LLSCS Fund, LDE Fund and LSI Fund, noting that, with the exception of the Macro Fund, the management fees reflect an incremental fee schedule which includes break points.

Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that each Fund’s management fee is reasonable and that approval of the Advisory Agreement is in the best interests of the shareholders of Macro Fund, LLSCS Fund, LDE Fund and LSI Fund.

Approval of Sub-Advisory Agreements

Nuveen Asset Management, LLC (“Nuveen”), Sub-Adviser (Macro Fund, LLSCS Fund and LoCorr Market Trend Fund (the “LMT Fund”))

The Trustees next considered the 15(c) materials provided by Nuveen. The Trustees reviewed the nature, extent and quality of services provided by Nuveen for the fixed income strategies in the Macro Fund, LCLSCS Fund and the LMT Fund. The Trustees reviewed Nuveen’s key individuals, noted many years of experience and depth of investment capabilities. A representative of the Adviser noted that Nuveen’s Global Fixed Income team had added a portfolio manager and three research analysts since the last subadvisory agreement renewal. The Trustees observed that Nuveen continued to provide credit research, security selection, trade execution and compliance monitoring for the fixed income portion of the Macro, LCLSCS and LMT Funds.

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Review of Management and Sub-Advisory Agreements (Unaudited) (continued)

The CCO noted for the Trustees that Nuveen provides quarterly summaries of its updates to its compliance manual. The CCO indicated that he believed that these compliance updates from the past year were minor in nature. In response to a question from Counsel, a representative of the Adviser indicated that the Adviser continued to be satisfied with the services provided by Nuveen to the Funds.

The Trustees observed that Nuveen did not have any material compliance, material litigations or regulatory agency issues in the past year. Counsel stated that Nuveen continued to carry an E&O/D&O policy through its parent company. After a discussion, the Trustees concluded that Nuveen had a great depth of experienced personnel and was well resourced and therefore was expected to continue to provide satisfactory services to the Funds.

Next, the Trustees discussed the investment performance for Nuveen, noting the one-year, five-year and since inception returns for the Macro, LCLSCS and LMT Funds. The Trustees compared Nuveen’s reported returns to its benchmark index returns for the one-year, five-year and since inception periods and noted that Nuveen had continued to outperform its benchmark index for all Funds for all periods. After a discussion, the Trustees noted it was pleased with Nuveen’s performance with respect to Macro, LCLSCS and LMT Funds and deemed Nuveen’s performance to be satisfactory.

The Trustees discussed the costs of services provided by Nuveen to Macro Fund, LCLSCS Fund and LMT Fund, and noted that Nuveen it is not profitable with regard to sub-advising the Funds. The Trustees also considered that the subadvisory fee for the Funds compared favorably to fee schedule that Nuveen charged to institutional accounts with the same strategy. The Trustees concluded that the sub-advisory fees paid to Nuveen by the Adviser were reasonable in light of the services to be provided under the sub-advisory agreements.

Having requested and received such information from Nuveen as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that Nuveen’s fee structure is reasonable and that approval of the Sub-Advisory Agreement is in the best interest of the shareholders of Macro Fund, LLSCS Fund and LMT Fund.

Millburn Ridgefield Corporation (“Millburn”), Sub-Adviser (Macro Fund & LCMFS Fund Limited)

Counsel then turned the Trustees’ attention to the 15(c) responses for Millburn. The Trustees reviewed the experience and backgrounds of Millburn’s personnel providing services to the Fund, noting that Millburn had added a deputy chief investment officer in the past year. A representative of the Adviser further noted that Millburn provides portfolio management, investment strategy development and trade execution for the Fund’s portfolio as well as compliance services to assure the assets allocated to it are managed within the Fund’s investment restrictions.

Counsel noted for the Trustees that Millburn reported not having any material compliance or litigation issues in the past year. The Trustees reviewed Millburn’s compliance controls with the CCO including its pre- and post-trade compliance checks. The CCO reported to the Board that Millburn made minor revisions to its compliance policies and procedures, including a revision to its trade error policy. The CCO noted that he reviewed the revised policies and was comfortable with them. The Trustees further observed that Millburn carried an appropriate E&O/D&O policy. The Trustees determined that the services provided by Millburn to the Fund have been satisfactory and that the Trustees expects Millburn to continue to provide quality services in the future.

The Trustees then reviewed the investment performance of Millburn’s allocation of the Fund’s portfolio. A representative of the Adviser noted Millburn’s significant outperformance in the past year. The representative noted that Milburn had now outperformed its benchmark for the one-year and five-year periods. After a discussion, the Trustees concluded that they were satisfied with Millburn’s performance for the Fund.

Counsel noted for the Trustees that the sub-advisory fee structure was lower than the fee charged by Millburn to its separately managed account clients. The Trustees further observed that Millburn’s fee did not include an incentive fee. After further discussion, the Trustees concluded that the sub-advisory fee was reasonable.

The Trustees considered whether there were any economies of scale with respect to the management of the Fund. The Trustees agreed that this was primarily an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After a discussion, the Trustees concluded that a lack of breakpoints was acceptable.

The Trustees next considered the profits realized by Millburn in connection with its relationship with the Fund and whether the amount of profit is a fair profit with respect to the sub-advisory services provided to the Fund. After a discussion, it was the consensus of the Trustees that the level of profit was reasonable.

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Review of Management and Sub-Advisory Agreements (Unaudited) (continued)

Having requested and received such information from Millburn as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that Millburn’s fee structure was not unreasonable and that approval of the Sub-Advisory Agreement is in the best interests of the shareholders of the Macro Fund.

Graham Capital Management, L.P. (“Graham”), Sub-Adviser (Macro Fund & LCMFS Fund Limited)

The Trustees next considered the nature, extent and quality of services to be provided by Graham to the Fund. The Trustees turned their attention to the 15(c) responses for Graham. The Trustees discussed the responsibilities of Graham’s key personnel providing services to the Fund, noting the recent change in the firm’s chief executive officer. A representative of the Adviser indicated that it did not believe that this would change Graham’s quality of services provided to the Fund. The Trustees noted that Graham provides quantitative research, security selection and trade execution for the Fund’s portfolio as well as compliance services to assure assets are managed within the Fund’s investment restrictions.

The CCO indicated that Graham adopted appropriate compliance policies and procedures and that Graham had not made any material revisions to such policies in the past year. Counsel stated that Graham continued to carry an appropriate E&O/D&O policy. The Trustees noted that Graham did not have material regulatory examinations, litigations since its last renewal. After a discussion, the Trustees concluded that Graham continued to have appropriate resources and investment personnel to perform the services as sub-adviser to the Fund.

Next, the Trustees discussed the investment performance for Graham’s allocation of the Fund, noting that Graham has outperformed the Fund’s benchmark and the Fund as a whole. After a discussion, the Trustees concluded that Graham’s performance was satisfactory.

The Trustees reviewed the sub-advisory fee paid to Graham and considered that it was slightly higher than the fee charged by Graham for another similar investment vehicle but that did not include a performance incentive fee. The Trustees also noted that the fee was less than the fee Graham charged to another similar investment vehicle that did not have a performance fee component. After further discussion, the Trustees concluded that the sub-advisory fee was reasonable.

Counsel next turned the Trustees’ attention to the profits realized by Graham with respect to the Fund. The Board discussed whether the amount of profit was reasonable with respect to the sub-advisory services provided to the Fund. The Trustees also considered whether there were any economies of scale with respect to the management of the Fund. The Trustees agreed that this was primarily an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.

After a discussion, the Trustees concluded that Graham’s level of profit was reasonable. Having requested and received such information from Graham as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the shareholders of the Macro Fund.

Revolution Capital Management, LLC (“Revolution”), Sub-Adviser (Macro Fund & LCMFS Fund Limited)

The Trustees then reviewed the nature, extent and quality of services provided or to be provided by Revolution. The Trustees then directed their attention to the 15(c) responses for Revolution. The Trustees reviewed the backgrounds and responsibilities of Revolution’s key investment personnel, noting the experience of these individuals. Counsel discussed that Revolution has been responsible for the maintenance and improvement of its trading models used in Revolution’s strategy for the Fund’s portfolio and trade execution. Counsel further noted that Revolution has been responsible for the compliance services which includes assuring that assets are managed within the Fund’s investment restrictions. A representative of the Adviser indicated that Revolution continued to execute the same strategy as it has since it became a sub-adviser to the Fund.

The Trustees next considered Revolution’s investment process and compliance structure with representatives of the Adviser. Counsel indicated that Revolution did not report any material compliance issues, regulatory examinations or material litigations in the past year. Counsel stated that Revolution maintained an E&O/D&O insurance policy in an appropriate amount. Counsel and the CCO noted that Revolution had not made any material revisions to its compliance policies and procedures in the past year. After a discussion, the Trustees concluded that Revolution has adequate resources available to continue to provide satisfactory services to the Fund.

Next, the Trustees reviewed the investment returns for Revolution, noting of Revolution’s strategy for the Fund. The Trustees considered Revolution’s returns to its benchmark for the one-year and since inception periods and noted that the recent underperformance. A representative of the Adviser noted the recent underperformance but indicated that the Adviser still

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Review of Management and Sub-Advisory Agreements (Unaudited) (continued)

was satisfied with the overall with Revolution’s execution of its trading strategy. After a discussion, the Trustees concluded that Revolution’s performance was not unreasonable but that it would continue to monitor Revolution’s performance at future meetings.

The Trustees considered that the sub-advisory fee structure was favorable compared to the average fee charged by Revolution to its separately managed account clients in the same strategy. The Trustees also noted that there was not an incentive fee component in the sub-advisory fee. After further discussion, the Trustees concluded that the proposed sub-advisory fee was reasonable.

The Trustees considered whether there were any economies of scale with respect to the management of the Fund. The Trustees agreed that this was primarily an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After a discussion, the Trustees agreed that a lack of breakpoints was acceptable.

The Trustees next considered the profits realized by Revolution in connection with its relationship with the Fund and whether the amount of profit was a reasonable profit with respect to the sub-advisory services to be provided to the Fund. The Trustees concluded that Revolution’s level of profit was not excessive.

Having requested and received such information from Revolution as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the shareholders of the Macro Fund.

Billings Capital Management, LLC (“Billings”), Sub-Adviser (LDE Fund)

The Trustees then reviewed the nature, extent and quality of services provided by Billings for the LDE Fund. The Trustees discussed the responsibilities of Billings’ key personnel as well as the experience of these individuals in sub-advising the long/short equity strategies for the Fund. A representative of the Adviser discussed the services provided by Billings including fundamental research, security selection and trade execution for its allocation of the Fund’s portfolio as well as compliance services to assure assets are managed within the Fund’s investment restrictions and guidelines.

The CCO indicated for the Trustees that Billings had not made any material changes to its compliance policies and procedures in the past year. Counsel reported that Billings reported no material compliance, material litigations or regulatory agency issues in the past year. Counsel further stated that Billings carries an appropriate E&O/D&O policy. The Trustees concluded that Billings had experienced personnel and had appropriate resources to continue to provide quality services to the Fund.

Next, the Trustees reviewed and discussed the investment performance for Billings for the Fund. The Trustees noted that Billings had performed well in the past year, beating out the benchmark and the Fund’s performance as a whole. In response to a question, a representative of the Adviser indicated that the Adviser was overall satisfied with the performance of the Billings strategy for the Fund. After a discussion, the Trustees concluded that the performance of Billings was satisfactory.

Counsel discussed the cost of services and profitability realized by Billings and whether the amount of profit was reasonable with respect to the sub-advisory services to be provided to the Fund. Counsel noted for the Trustees that Billings also received a performance fee from such other accounts. Counsel also noted the profitability of the Fund for Billings. After a discussion, the Trustees concluded that Billings’ fees and profitability were not excessive.

Having requested and received such information from Billings as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the shareholders of the LDE Fund.

Bramshill Investments, LLC (“Bramshill”), Sub-Adviser (LSI Fund)

The Trustees then considered the renewal of the sub-advisory agreement with Bramshill with respect to the LSI Fund.

The Trustees considered the nature, extent and quality of services provided or to be provided by Bramshill for the income strategies for the LSI Fund. The Trustees reviewed the responsibilities of Bramshill’s investment and administrative personnel. A representative of the Adviser stated that Bramshill provides research, security selection and trade execution for the Fund.

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Review of Management and Sub-Advisory Agreements (Unaudited) (continued)

Counsel indicated to the Trustees that Bramshill has not reported any material compliance issues, material litigations or regulatory examinations in the past year. The Trustees decided that, based on Bramshill’s experienced personnel and fixed income expertise, Bramshill has adequate resources available to provide services to the Fund. The Trustees determined that Bramshill was well-suited to continue to perform the services as sub-adviser to the LSI Fund.

The Trustees then reviewed the investment performance information for Bramshill with respect to the LSI Fund. The Trustees noted that Bramshill’s performance outperformed the Fund’s benchmark and the overall Fund but had underperformed the sub-adviser’s selected benchmark for the one-year period and other periods. In response to a question from Counsel, a representative of the Adviser reviewed Bramshill’s strategy and recent performance and stated that the Adviser continued to be satisfied with the overall performance of Bramshill. After a discussion, the Trustees agreed that Bramshill’s performance was not unsatisfactory.

The Trustees discussed the costs of services provided and to be provided by Bramshill to the LSI Fund. The Trustees noted that Bramshill was profitable with respect to the LSI Fund. Counsel directed the Trustees’ attention to the materials for Bramshill which indicated that Bramshill’s sub-advisory fee was favorable in comparison to fees it charges to other clients. The Trustees concluded that the sub-advisory fees to be paid to Bramshill by the Adviser were reasonable in light of the services to be provided under the sub-advisory agreements.

Having requested and received such information from Bramshill as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the shareholders of the LSI Fund.

Review of Management and Sub-Advisory Agreements

Approval of Advisory Agreement

The Board reviewed the nature, extent and quality of services provided by the Adviser to the LoCorr Market Trend Fund (the “LMT Fund”) and its wholly-owned subsidiary, LCMT Fund Limited with Counsel and then reviewed the 15(c) responses including the key personnel of the Adviser. A Trustees noted that there had been no changes in the personnel providing services to the LMT Fund since the most recent renewal of the LMT Fund’s advisory agreement. A representative of the Adviser noted for the Board that it had continued to oversee the investment program for the LMT Fund consistent with its investment objective, policies and regulatory restrictions since the Fund’s inception and that the Adviser evaluates and oversees the LMT Fund’s sub-advisers. The CCO noted that the Adviser had not made any material changes to its compliance policies since the Board’s last review.

Fund Counsel indicated to the Trustees that there were no material compliance issues or litigations with respect to the Adviser since the most recent renewal of the advisory agreement for the LMT Fund. A representative of the Adviser discussed the Adviser’s financial statements with the Board. Fund Counsel also noted that the Adviser continues to maintain insurance for E&O/D&O coverage. The Trustees noted that, based on their review of the Adviser’s financial statements and their discussion with representatives of the Adviser, the Adviser has the appropriate financial resources to continue to manage the LMT Fund.

After a discussion, the Board concluded that the Adviser continued to be well staffed with experienced personnel, has appropriate financial resources and provides valuable investment expertise and oversight of the LMT Fund and is expected to continue to provide high quality services to the Fund.

The Trustees next evaluated the Fund’s performance, noting that the Fund had outperformed its peer group average, benchmark indexes and Morningstar category all periods since inception. A representative of the Adviser stated that the Adviser continued to be satisfied with the performance of the LMT Fund’s two subadvisers. After a discussion, the Trustees agreed that the Fund’s performance was satisfactory.

The Trustees next discussed the advisory fee and the Adviser’s profitability with respect to the LMT Fund. Fund Counsel noted that the investment advisory fee was above the peer group and Morningstar category averages but well within the ranges for each. A representative of the Adviser discussed the peer group and noted the differences between the LMT Fund and some of its peer funds. Fund Counsel then reviewed with the Trustees the Adviser’s profitability with respect to the LMT Fund, noting its profitability margin. After a discussion, the Board concluded that the LMT Fund’s advisory fee and the Adviser’s profitability with respect to the LMT Fund were both reasonable.

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Review of Management and Sub-Advisory Agreements (Unaudited) (continued)

Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Advisory Agreement is in the best interests of the LMT Fund and its shareholders.

Approval of Sub-Advisory Agreement

Graham Capital Management, L.P. (“Graham”), Sub-Adviser (LMT Fund & LCMT Fund Limited)

The Trustees then reviewed the responses provided by Graham in its 15(c) questionnaire. The Board again considered the nature, extent and quality of services provided by Graham. Fund Counsel reviewed the individuals responsible for providing services to the Fund, noting that the former chief operating officer had been promoted to chief executive officer in the last year. A representative of the Adviser reviewed Graham’s market trend strategy, risk management practices and its compliance program. Fund Counsel noted for the Board that Graham did not have any recent compliance, litigation or regulatory issues and that Graham continued to maintain appropriate insurance coverage. The Trustees noted that Graham did have a recent routine examination conducted by the SEC and that Graham had reported that there were no material findings from that examination.

The Board next reviewed Graham’s performance for the LMT Fund with a representative of the Adviser. The representative of the Adviser noted Graham’s strong performance for all periods since inception. The Trustees and the Adviser noted their satisfaction with Graham’s overall performance. After a discussion, the Trustees concluded that the overall performance of Graham was reasonable.

Fund Counsel then directed the Trustees to information related to Graham’s subadvisory fee and its fees for similar accounts. Counsel stated that the subadvisory fee was relatively favorable in comparison to the Graham’s fee for other accounts, further noting that Graham did not charge a performance fee for the LMT Fund as it does for some other of its private accounts. The Trustees then reviewed Graham’s profitability with respect to the Fund. After a brief discussion, the Trustees agreed that the subadvisory fee and Graham’s profitability with respect to the LMT Fund were both reasonable.

Having requested and received such information from Graham as the Trustees believed to be reasonably necessary to evaluate the terms of the subadvisory agreement, and as assisted by the advice of Fund Counsel, the Trustees concluded that the fee structure is reasonable and that approval of the subadvisory agreement with Graham for the LMT Fund is in the best interests of the Fund and its shareholders.

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Review of Management and Sub-Advisory Agreements (Unaudited) (continued)

LoCorr Fund Management Liquidity Risk Management Program Assessment

August 2022 (Unaudited)

Effective June 1, 2019, the funds adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the funds to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the funds’ board. Furthermore, the board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the fund board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from July 1, 2021 to June 30, 2022, there were no material changes to the Program and no material liquidity events that impacted the funds. During the period, the funds held sufficient highly liquid assets to meet fund redemptions.

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Notice of Privacy Policy & Practices/Quarterly Portfolio Holdings/Proxy (Unaudited)

Notice of Privacy Policy & Practices

(Unaudited)

Your privacy is important to us. The Funds are committed to maintaining the confidentiality, integrity, and security of your personal information. When you provide personal information, the Funds believe that you should be aware of policies to protect the confidentiality of that information.

The Funds collect the following nonpublic personal information about you:

●

Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

●

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information and other financial information.

The Funds do not disclose any nonpublic personal information about our current or former shareholders to affiliated or nonaffiliated third parties, except as permitted by law. For example, the Funds are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, the Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Funds maintain physical, electronic and procedural safeguards that comply with applicable federal and state standards to guard your nonpublic personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with affiliated or non-affiliated third parties.

Portfolio Holdings Disclosure

(Unaudited)

The Funds file a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Part F of Form N-PORT may also be obtained by calling toll-free 1-855-523-8637.

Proxy voting policies, procedures and record

(Unaudited)

You may obtain a description of the Funds’ (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-855-523-8637, or on the EDGAR Database on the SEC’s website (http:// www.sec.gov).

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Independent Trustees/Interested Trustees and Officers

The Statement of Additional Information includes additional information about the Independent Trustees/Interested Trustees and Officers and is available, without charge, by calling 1-855-523-8637.

Independent Trustees
Name and Year of Birth	Position/Term of Office[1]	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Gary Jarrett Year of Birth: 1954	Trustee/ 2016–present	Chief Executive Officer, Black River Asset Management LLC, investment subsidiary of Cargill, Inc., 2002–2015.	5	None
Mark Thompson Year of Birth: 1959	Trustee/ 2011–present	Chairman and Chief Manager, Riverbridge Partners, LLC (investment management), 1987–present.	5	None
Ronald A. Tschetter Year of Birth: 1941	Trustee/ 2011–present	Mr. Tschetter is presently retired from his principal occupations; Director of the U.S. Peace Corps, 2006–2009.	5	None

Interested Trustees and Officers
Name and Year of Birth	Position/Term of Office[1]	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Jon C. Essen[3] Year of Birth: 1963	Treasurer, Secretary, Chief Financial Officer/ 2011–present; Trustee/ 2010–present	LoCorr Fund Management, LLC: Chief Operating Officer (2010–2016), Chief Compliance Officer, (2010–2017); LoCorr Distributors, LLC: Principal, Chief Financial Officer, and Registered Representative (2008–present) Chief Compliance Officer (2008–2017); Steben & Company (broker/dealer and registered investment adviser): Principal and Chief Financial Officer (2020–present)	5	None
Kevin M. Kinzie[4] Year of Birth: 1956	President, Trustee/ 2011–present	Chief Executive Officer of LoCorr Fund Management, LLC, 2010 to present; President and Chief Executive Officer of LoCorr Distributors, LLC (broker/dealer), 2002– present. President and Chief Executive Officer of Steben & Company (broker/dealer and registered investment adviser), (2019–present).	5	None
Brian Hull[5] Year of Birth: 1968	Chief Compliance Officer/ 2019–present	Steben & Company (broker/dealer and registered investment adviser): Chief Compliance Officer 2002–2007 and 2012–Present; Financial & Operations Principal (FINOP) 2002–Present; Registered Representative 2002–Present.	5	None

1	The term of office for each Trustee listed above will continue indefinitely.
2	The term “Fund Complex” refers to the LoCorr Investment Trust.
3	Mr. Essen is an interested Trustee because he is an officer of the Funds’ Adviser.
4	Mr. Kinzie is an interested Trustee because he is an officer and indirect controlling interest holder of the Funds’ Adviser.
5	Mr. Hull is an interested person because he is an officer of the Funds’ Adviser.

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1.855.523.8637 | www.LoCorrFunds.com

Investment Adviser
LoCorr Fund Management, LLC
687 Excelsior Boulevard
Excelsior, MN 55331

Administrator, Fund Accountant and Transfer Agent
U.S. Bank Global Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

Fund Counsel
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, OH 43215

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

LoCorr FUNDS

LoCorr Fund Management, LLC
687 Excelsior Boulevard
Excelsior, MN 55331
PHONE: 952.513.8195
FAX: 952.767.2926

LoCorr Fund Management, LLC
687 Excelsior Boulevard
Excelsior, MN 55331
PHONE: 952.513.8195
FAX: 952.767.2926
www.LoCorrFunds.com

LC 3937 (8/22)

(b)	Not Applicable

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s President and Treasurer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.

Not applicable for semi-annual reports.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable to open-end investment companies.

(4) Changes in the registrant’s independent public accountant.

There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	LoCorr Investment Trust

By (Signature and Title)
Kevin Kinzie, President

Date	9/7/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)
Kevin Kinzie, President

Date	9/7/22

By (Signature and Title)
Jon Essen, Treasurer

Date	9/7/22